UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2025

Item 1.	Reports to Stockholders.

(a)

DWS Alternative Asset Allocation VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Alternative Asset Allocation VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$25	0.24%

Gross expense ratio as of the latest prospectus: 0.88%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option, or expenses of the underlying funds in which the Fund invests.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 10.50% for the period ended December 31, 2025. The Fund's broad-based indices, the MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index, returned 22.13% and 8.17%, respectively for the same period, while the Fund's additional, more narrowly based index, the Blended Index, returned 17.07%.

The Fund’s underperformance versus the Blended Index was largely a function of the index’s high weighting in global equities, which outpaced most other asset classes in 2025. Still, all segments of the Fund contributed to its absolute return.

The Fund’s Real Assets portfolio was the largest contributor to Fund performance. Its allocation to commodities performed very well, especially in the second half of the year, behind sharply rising prices for precious and industrial metals. The strength in commodities, together with the rally in equities, fueled a sizable advance for global natural resource stocks. The Fund’s allocation to infrastructure stocks also delivered a solid return, while real estate investment trusts finished the year with a small gain.

The Fund's Alternative Fixed Income portfolio made a strong contribution to performance, as well. Emerging market bonds performed particularly well in an environment of falling interest rates, positive global growth, and elevated investor risk appetites. Bank loans also posted a gain at a time of broader strength in credit-oriented investments, but their upside was limited somewhat since the U.S. Federal Reserve’s interest rate cuts dampened demand for floating-securities.

The Fund's Alternative Equity portfolio — which holds exchange-traded funds that invest in convertible securities and preferred stocks — also contributed to Fund performance. Convertibles, while finishing the year off of their October high, nonetheless produced double-digit returns thanks to the category’s elevated exposure to important growth themes such as artificial intelligence and biotechnology.

The Fund's Absolute Return portfolio benefited from its position in DWS Global Macro Fund (7.9%), which capitalized on the positive returns for stocks and precious metals, and — to a lesser extent — bonds. Cash, held through a position in Central Cash Management Government Fund (0.5%), posted only a modest gain given that yields have fallen considerably from their peak in 2024. The Fund reduced its allocation to cash throughout the year and redeployed the proceeds into other segments of the portfolio.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

Fund Performance

MSCI ACWI All Cap Index captures large, mid, small and micro-cap representation across Developed Markets countries and large, mid and small cap representation across Emerging Markets countries. The index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index are broad-based indices that represent the Fund’s overall equity and debt markets, respectively.

The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index. MSCI World Index captures large and mid-cap representation across developed markets countries. The index covers approximately 85% of the free float-adjusted equity market capitalization in each country. Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, fixed rate agency MBS, ABS and CMBS (agency and non agency).

The Blended Index is a more narrowly based index that reflects the market sector in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class A	MSCI ACWI All Cap Index	Bloomberg Global Aggregate Index	Blended Index
'15	$10,000	$10,000	$10,000	$10,000
'16	$9,889	$9,371	$10,087	$9,623
'16	$9,873	$9,323	$10,311	$9,593
'16	$10,214	$10,029	$10,590	$10,075
'16	$10,359	$10,190	$10,731	$10,198
'16	$10,408	$10,210	$10,587	$10,239
'16	$10,635	$10,135	$10,896	$10,214
'16	$10,700	$10,587	$10,978	$10,535
'16	$10,644	$10,624	$10,925	$10,538
'16	$10,733	$10,705	$10,985	$10,575
'16	$10,587	$10,497	$10,680	$10,408
'16	$10,416	$10,611	$10,256	$10,439
'16	$10,530	$10,840	$10,209	$10,618
'17	$10,619	$11,136	$10,324	$10,803
'17	$10,741	$11,442	$10,372	$11,035
'17	$10,733	$11,577	$10,388	$11,116
'17	$10,812	$11,762	$10,506	$11,257
'17	$10,862	$11,997	$10,668	$11,449
'17	$10,862	$12,070	$10,659	$11,477
'17	$11,019	$12,401	$10,838	$11,684
'17	$11,086	$12,445	$10,945	$11,727
'17	$11,078	$12,715	$10,847	$11,894
'17	$11,128	$12,970	$10,806	$12,054
'17	$11,227	$13,224	$10,926	$12,232
'17	$11,310	$13,442	$10,964	$12,364
'18	$11,410	$14,166	$11,094	$12,779
'18	$10,712	$13,576	$10,996	$12,372
'18	$10,770	$13,323	$11,113	$12,207
'18	$10,812	$13,446	$10,935	$12,278
'18	$10,888	$13,501	$10,852	$12,358
'18	$10,871	$13,418	$10,804	$12,349
'18	$10,888	$13,786	$10,786	$12,620
'18	$10,905	$13,912	$10,797	$12,754
'18	$10,871	$13,933	$10,704	$12,779
'18	$10,549	$12,840	$10,584	$12,092
'18	$10,549	$13,018	$10,617	$12,209
'18	$10,277	$12,075	$10,832	$11,627
'19	$10,846	$13,056	$10,997	$12,297
'19	$10,990	$13,420	$10,934	$12,554
'19	$11,109	$13,556	$11,070	$12,742
'19	$11,194	$14,003	$11,038	$13,059
'19	$11,036	$13,167	$11,187	$12,601
'19	$11,274	$14,010	$11,435	$13,230
'19	$11,318	$14,051	$11,403	$13,284
'19	$11,371	$13,695	$11,635	$13,197
'19	$11,450	$13,982	$11,517	$13,373
'19	$11,556	$14,368	$11,594	$13,623
'19	$11,521	$14,725	$11,506	$13,887
'19	$11,786	$15,250	$11,573	$14,175
'20	$11,848	$15,047	$11,721	$14,196
'20	$11,433	$13,811	$11,799	$13,433
'20	$10,117	$11,818	$11,535	$12,165
'20	$10,513	$13,122	$11,762	$13,160
'20	$10,804	$13,729	$11,813	$13,626
'20	$10,931	$14,169	$11,918	$13,912
'20	$11,277	$14,903	$12,298	$14,441
'20	$11,559	$15,808	$12,279	$15,074
'20	$11,340	$15,321	$12,235	$14,711
'20	$11,268	$14,990	$12,247	$14,378
'20	$12,068	$16,893	$12,470	$15,691
'20	$12,459	$17,737	$12,637	$16,162
'21	$12,486	$17,714	$12,526	$16,017
'21	$12,750	$18,194	$12,310	$16,235
'21	$12,814	$18,663	$12,073	$16,551
'21	$13,295	$19,470	$12,226	$17,128
'21	$13,434	$19,763	$12,341	$17,319
'21	$13,601	$19,998	$12,232	$17,538
'21	$13,731	$20,094	$12,395	$17,819
'21	$13,879	$20,591	$12,343	$18,119
'21	$13,712	$19,774	$12,124	$17,545
'21	$14,047	$20,731	$12,095	$18,236
'21	$13,592	$20,169	$12,059	$17,974
'21	$14,047	$20,966	$12,042	$18,499
'22	$13,796	$19,875	$11,796	$17,696
'22	$13,712	$19,422	$11,655	$17,328
'22	$14,130	$19,817	$11,300	$17,521
'22	$13,845	$18,244	$10,681	$16,304
'22	$13,805	$18,252	$10,710	$16,355
'22	$13,074	$16,677	$10,367	$15,285
'22	$13,505	$17,865	$10,587	$16,246
'22	$13,335	$17,233	$10,169	$15,635
'22	$12,554	$15,567	$9,647	$14,415
'22	$12,714	$16,521	$9,581	$15,079
'22	$13,194	$17,776	$10,031	$15,983
'22	$13,004	$17,100	$10,086	$15,487
'23	$13,485	$18,360	$10,417	$16,397
'23	$13,154	$17,849	$10,070	$15,995
'23	$13,234	$18,281	$10,389	$16,470
'23	$13,299	$18,511	$10,435	$16,704
'23	$13,028	$18,284	$10,231	$16,536
'23	$13,321	$19,348	$10,230	$17,214
'23	$13,560	$20,088	$10,301	$17,613
'23	$13,354	$19,509	$10,160	$17,286
'23	$13,083	$18,688	$9,863	$16,633
'23	$12,953	$18,061	$9,745	$16,219
'23	$13,473	$19,728	$10,237	$17,501
'23	$13,809	$20,769	$10,662	$18,305
'24	$13,679	$20,813	$10,515	$18,444
'24	$13,755	$21,678	$10,383	$18,909
'24	$14,026	$22,363	$10,440	$19,387
'24	$13,833	$21,602	$10,176	$18,738
'24	$14,159	$22,478	$10,310	$19,418
'24	$14,103	$22,887	$10,325	$19,750
'24	$14,362	$23,365	$10,610	$20,134
'24	$14,655	$23,907	$10,861	$20,601
'24	$14,993	$24,455	$11,046	$20,951
'24	$14,745	$23,887	$10,675	$20,506
'24	$15,072	$24,817	$10,712	$21,229
'24	$14,587	$24,152	$10,482	$20,740
'25	$14,835	$24,939	$10,542	$21,285
'25	$15,004	$24,719	$10,692	$21,319
'25	$15,060	$23,764	$10,758	$20,659
'25	$15,002	$23,992	$11,074	$20,836
'25	$15,154	$25,380	$11,035	$21,649
'25	$15,389	$26,531	$11,244	$22,403
'25	$15,366	$26,885	$11,077	$22,588
'25	$15,613	$27,625	$11,238	$23,083
'25	$15,919	$28,576	$11,311	$23,678
'25	$16,001	$29,154	$11,282	$24,058
'25	$16,177	$29,192	$11,309	$24,153
'25	$16,118	$29,496	$11,338	$24,280

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	10.50%	5.29%	4.89%
MSCI ACWI All Cap Index	22.13%	10.71%	11.42%
Bloomberg Global Aggregate Index	8.17%	-2.15%	1.26%
Blended Index	17.07%	8.48%	9.28%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	409,366,671
Number of Portfolio Holdings	11
Portfolio Turnover Rate (%)	18
Total Net Advisory Fees Paid ($)	410,047

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Real Assets	48%
DWS Enhanced Commodity Strategy Fund	17%
DWS RREEF Global Infrastructure Fund	17%
DWS RREEF Real Estate Securities Fund	9%
Xtrackers RREEF Global Natural Resources ETF	5%
Alternative Equity	22%
State Street SPDR Bloomberg Convertible Securities ETF	17%
iShares Preferred & Income Securities ETF	5%
Alternative Fixed Income	21%
DWS Floating Rate Fund	9%
iShares JP Morgan USD Emerging Markets Bond ETF	9%
DWS Emerging Markets Fixed Income Fund	3%
Absolute Return	8%
DWS Global Macro Fund	8%
Cash Equivalents	1%
DWS Central Cash Management Government Fund	1%
Other Assets and Liabilities, Net	0%
Total	100%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2AAA-TSRA-A

R-104186-2 (02/26)

DWS Alternative Asset Allocation VIP

Class B

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Alternative Asset Allocation VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$65	0.62%

Gross expense ratio as of the latest prospectus: 1.26%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option, or expenses of the underlying funds in which the Fund invests.

How did the Fund perform last year and what affected its performance?

Class B shares of the Fund returned 10.03% for the period ended December 31, 2025. The Fund's broad-based indices, the MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index, returned 22.13% and 8.17%, respectively for the same period, while the Fund's additional, more narrowly based index, the Blended Index, returned 17.07%.

The Fund’s underperformance versus the Blended Index was largely a function of the index’s high weighting in global equities, which outpaced most other asset classes in 2025. Still, all segments of the Fund contributed to its absolute return.

The Fund’s Real Assets portfolio was the largest contributor to Fund performance. Its allocation to commodities performed very well, especially in the second half of the year, behind sharply rising prices for precious and industrial metals. The strength in commodities, together with the rally in equities, fueled a sizable advance for global natural resource stocks. The Fund’s allocation to infrastructure stocks also delivered a solid return, while real estate investment trusts finished the year with a small gain.

The Fund's Alternative Fixed Income portfolio made a strong contribution to performance, as well. Emerging market bonds performed particularly well in an environment of falling interest rates, positive global growth, and elevated investor risk appetites. Bank loans also posted a gain at a time of broader strength in credit-oriented investments, but their upside was limited somewhat since the U.S. Federal Reserve’s interest rate cuts dampened demand for floating-securities.

The Fund's Alternative Equity portfolio — which holds exchange-traded funds that invest in convertible securities and preferred stocks — also contributed to Fund performance. Convertibles, while finishing the year off of their October high, nonetheless produced double-digit returns thanks to the category’s elevated exposure to important growth themes such as artificial intelligence and biotechnology.

The Fund's Absolute Return portfolio benefited from its position in DWS Global Macro Fund (7.9%), which capitalized on the positive returns for stocks and precious metals, and — to a lesser extent — bonds. Cash, held through a position in Central Cash Management Government Fund (0.5%), posted only a modest gain given that yields have fallen considerably from their peak in 2024. The Fund reduced its allocation to cash throughout the year and redeployed the proceeds into other segments of the portfolio.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

Fund Performance

MSCI ACWI All Cap Index captures large, mid, small and micro-cap representation across Developed Markets countries and large, mid and small cap representation across Emerging Markets countries. The index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The MSCI ACWI All Cap Index and the Bloomberg Global Aggregate Index are broad-based indices that represent the Fund’s overall equity and debt markets, respectively.

The Blended Index consists of 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index. MSCI World Index captures large and mid-cap representation across developed markets countries. The index covers approximately 85% of the free float-adjusted equity market capitalization in each country. Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government related and corporate securities, fixed rate agency MBS, ABS and CMBS (agency and non agency).

The Blended Index is a more narrowly based index that reflects the market sector in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class B	MSCI ACWI All Cap Index	Bloomberg Global Aggregate Index	Blended Index
'15	$10,000	$10,000	$10,000	$10,000
'16	$9,881	$9,371	$10,087	$9,623
'16	$9,865	$9,323	$10,311	$9,593
'16	$10,207	$10,029	$10,590	$10,075
'16	$10,353	$10,190	$10,731	$10,198
'16	$10,385	$10,210	$10,587	$10,239
'16	$10,620	$10,135	$10,896	$10,214
'16	$10,685	$10,587	$10,978	$10,535
'16	$10,620	$10,624	$10,925	$10,538
'16	$10,701	$10,705	$10,985	$10,575
'16	$10,556	$10,497	$10,680	$10,408
'16	$10,385	$10,611	$10,256	$10,439
'16	$10,499	$10,840	$10,209	$10,618
'17	$10,580	$11,136	$10,324	$10,803
'17	$10,701	$11,442	$10,372	$11,035
'17	$10,693	$11,577	$10,388	$11,116
'17	$10,764	$11,762	$10,506	$11,257
'17	$10,813	$11,997	$10,668	$11,449
'17	$10,813	$12,070	$10,659	$11,477
'17	$10,962	$12,401	$10,838	$11,684
'17	$11,028	$12,445	$10,945	$11,727
'17	$11,020	$12,715	$10,847	$11,894
'17	$11,061	$12,970	$10,806	$12,054
'17	$11,160	$13,224	$10,926	$12,232
'17	$11,235	$13,442	$10,964	$12,364
'18	$11,334	$14,166	$11,094	$12,779
'18	$10,640	$13,576	$10,996	$12,372
'18	$10,697	$13,323	$11,113	$12,207
'18	$10,732	$13,446	$10,935	$12,278
'18	$10,808	$13,501	$10,852	$12,358
'18	$10,791	$13,418	$10,804	$12,349
'18	$10,808	$13,786	$10,786	$12,620
'18	$10,816	$13,912	$10,797	$12,754
'18	$10,783	$13,933	$10,704	$12,779
'18	$10,454	$12,840	$10,584	$12,092
'18	$10,454	$13,018	$10,617	$12,209
'18	$10,185	$12,075	$10,832	$11,627
'19	$10,741	$13,056	$10,997	$12,297
'19	$10,892	$13,420	$10,934	$12,554
'19	$11,002	$13,556	$11,070	$12,742
'19	$11,078	$14,003	$11,038	$13,059
'19	$10,921	$13,167	$11,187	$12,601
'19	$11,157	$14,010	$11,435	$13,230
'19	$11,201	$14,051	$11,403	$13,284
'19	$11,253	$13,695	$11,635	$13,197
'19	$11,323	$13,982	$11,517	$13,373
'19	$11,419	$14,368	$11,594	$13,623
'19	$11,393	$14,725	$11,506	$13,887
'19	$11,646	$15,250	$11,573	$14,175
'20	$11,707	$15,047	$11,721	$14,196
'20	$11,297	$13,811	$11,799	$13,433
'20	$9,987	$11,818	$11,535	$12,165
'20	$10,374	$13,122	$11,762	$13,160
'20	$10,661	$13,729	$11,813	$13,626
'20	$10,786	$14,169	$11,918	$13,912
'20	$11,118	$14,903	$12,298	$14,441
'20	$11,396	$15,808	$12,279	$15,074
'20	$11,172	$15,321	$12,235	$14,711
'20	$11,100	$14,990	$12,247	$14,378
'20	$11,880	$16,893	$12,470	$15,691
'20	$12,266	$17,737	$12,637	$16,162
'21	$12,293	$17,714	$12,526	$16,017
'21	$12,544	$18,194	$12,310	$16,235
'21	$12,606	$18,663	$12,073	$16,551
'21	$13,069	$19,470	$12,226	$17,128
'21	$13,206	$19,763	$12,341	$17,319
'21	$13,370	$19,998	$12,232	$17,538
'21	$13,488	$20,094	$12,395	$17,819
'21	$13,634	$20,591	$12,343	$18,119
'21	$13,470	$19,774	$12,124	$17,545
'21	$13,789	$20,731	$12,095	$18,236
'21	$13,342	$20,169	$12,059	$17,974
'21	$13,780	$20,966	$12,042	$18,499
'22	$13,534	$19,875	$11,796	$17,696
'22	$13,443	$19,422	$11,655	$17,328
'22	$13,853	$19,817	$11,300	$17,521
'22	$13,566	$18,244	$10,681	$16,304
'22	$13,517	$18,252	$10,710	$16,355
'22	$12,802	$16,677	$10,367	$15,285
'22	$13,213	$17,865	$10,587	$16,246
'22	$13,047	$17,233	$10,169	$15,635
'22	$12,283	$15,567	$9,647	$14,415
'22	$12,430	$16,521	$9,581	$15,079
'22	$12,890	$17,776	$10,031	$15,983
'22	$12,714	$17,100	$10,086	$15,487
'23	$13,174	$18,360	$10,417	$16,397
'23	$12,851	$17,849	$10,070	$15,995
'23	$12,919	$18,281	$10,389	$16,470
'23	$12,980	$18,511	$10,435	$16,704
'23	$12,706	$18,284	$10,231	$16,536
'23	$12,991	$19,348	$10,230	$17,214
'23	$13,223	$20,088	$10,301	$17,613
'23	$13,012	$19,509	$10,160	$17,286
'23	$12,748	$18,688	$9,863	$16,633
'23	$12,611	$18,061	$9,745	$16,219
'23	$13,128	$19,728	$10,237	$17,501
'23	$13,434	$20,769	$10,662	$18,305
'24	$13,308	$20,813	$10,515	$18,444
'24	$13,382	$21,678	$10,383	$18,909
'24	$13,635	$22,363	$10,440	$19,387
'24	$13,447	$21,602	$10,176	$18,738
'24	$13,764	$22,478	$10,310	$19,418
'24	$13,709	$22,887	$10,325	$19,750
'24	$13,950	$23,365	$10,610	$20,134
'24	$14,223	$23,907	$10,861	$20,601
'24	$14,562	$24,455	$11,046	$20,951
'24	$14,311	$23,887	$10,675	$20,506
'24	$14,628	$24,817	$10,712	$21,229
'24	$14,147	$24,152	$10,482	$20,740
'25	$14,387	$24,939	$10,542	$21,285
'25	$14,540	$24,719	$10,692	$21,319
'25	$14,595	$23,764	$10,758	$20,659
'25	$14,532	$23,992	$11,074	$20,836
'25	$14,668	$25,380	$11,035	$21,649
'25	$14,896	$26,531	$11,244	$22,403
'25	$14,861	$26,885	$11,077	$22,588
'25	$15,100	$27,625	$11,238	$23,083
'25	$15,395	$28,576	$11,311	$23,678
'25	$15,475	$29,154	$11,282	$24,058
'25	$15,634	$29,192	$11,309	$24,153
'25	$15,566	$29,496	$11,338	$24,280

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class B	10.03%	4.88%	4.52%
MSCI ACWI All Cap Index	22.13%	10.71%	11.42%
Bloomberg Global Aggregate Index	8.17%	-2.15%	1.26%
Blended Index	17.07%	8.48%	9.28%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	409,366,671
Number of Portfolio Holdings	11
Portfolio Turnover Rate (%)	18
Total Net Advisory Fees Paid ($)	410,047

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Real Assets	48%
DWS Enhanced Commodity Strategy Fund	17%
DWS RREEF Global Infrastructure Fund	17%
DWS RREEF Real Estate Securities Fund	9%
Xtrackers RREEF Global Natural Resources ETF	5%
Alternative Equity	22%
State Street SPDR Bloomberg Convertible Securities ETF	17%
iShares Preferred & Income Securities ETF	5%
Alternative Fixed Income	21%
DWS Floating Rate Fund	9%
iShares JP Morgan USD Emerging Markets Bond ETF	9%
DWS Emerging Markets Fixed Income Fund	3%
Absolute Return	8%
DWS Global Macro Fund	8%
Cash Equivalents	1%
DWS Central Cash Management Government Fund	1%
Other Assets and Liabilities, Net	0%
Total	100%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund's risk profile.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2AAA-TSRA-B

R-104186-2 (02/26)

DWS CROCI® U.S. VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS CROCI® U.S. VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$77	0.71%

Gross expense ratio as of the latest prospectus: 0.78%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 17.19% for the period ended December 31, 2025. The Fund's broad-based index, the Russell 1000® Index, returned 17.37% for the same period, while the Fund's additional, more narrowly based index, the Russell 1000® Value Index, returned 15.91%.

Stock selection was the primary driver of relative performance in 2025. The Fund experienced the widest margin of underperformance in the information technology sector. An overweight in Apple, Inc.,* which lagged in the first half of the year due to its lack of AI exposure, was the largest detractor. A zero weighting in Micron Technology, Inc. further weighed on results. Positioning in consumer staples was an additional detractor, largely as a result of weakness in spirits producers and packaged food companies such as Kraft Heinz Co. (3.2%) and The J.M. Smucker Co. (1.6%). Both categories lagged considerably on worries about rising input costs and slowing sales. Selection in energy also hurt performance, primarily due to a downturn in the pipeline company ONEOK, Inc. (1.4%).

The Fund produced the best results in the health care sector, led by a zero weighting in the underperforming insurer UnitedHealth Group, Inc. and an overweight in Johnson & Johnson (3.0%). The latter stock rallied on the strength of new drug approvals and better-then-expected revenues and bottom-line earnings. Positions in the biotechnology stocks Amgen, Inc.* and Gilead Sciences, Inc. (1.6%) also boosted performance, as did the insurance provider Tenet Healthcare, Inc. (0.9%).

Favorable selection in communication services contributed, as well. A position in Warner Bros. Discovery, Inc. (1.1%) surged late in the period after the company became the subject of a bidding war between two leading media companies. In addition, Fox Corp. (3.9%) rallied after reporting better-than-expected earnings in October. The stocks were the Fund’s first- and second-largest contributors in 2025.

Outside of these two sectors, Applied Materials, Inc. (2.4%) — a beneficiary of strong AI-driven sentiment across the broader semiconductor industry — was the top contributor. The Fund further benefited from positions in State Street Corp. (2.7%), Caterpillar, Inc.,* and the precious-metals miner Newmont Corp. (1.5%).

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the US market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

The Russell 1000® Index is a required broad-based index that represents the fund’s overall equity market.

Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Russell 1000® Value Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class A	Russell 1000® Index	Russell 1000® Value Index
'15	$10,000	$10,000	$10,000
'16	$9,019	$9,462	$9,483
'16	$8,810	$9,459	$9,481
'16	$9,248	$10,117	$10,164
'16	$9,200	$10,172	$10,377
'16	$9,339	$10,351	$10,539
'16	$9,151	$10,374	$10,630
'16	$9,520	$10,769	$10,938
'16	$9,485	$10,784	$11,023
'16	$9,408	$10,792	$11,000
'16	$9,269	$10,582	$10,829
'16	$9,436	$10,999	$11,448
'16	$9,561	$11,205	$11,734
'17	$9,777	$11,431	$11,818
'17	$10,229	$11,873	$12,242
'17	$10,312	$11,881	$12,118
'17	$10,393	$12,006	$12,095
'17	$10,584	$12,159	$12,083
'17	$10,704	$12,244	$12,281
'17	$10,852	$12,487	$12,444
'17	$10,944	$12,526	$12,299
'17	$11,205	$12,793	$12,663
'17	$11,368	$13,086	$12,755
'17	$11,777	$13,485	$13,146
'17	$11,749	$13,635	$13,337
'18	$12,264	$14,384	$13,853
'18	$11,671	$13,856	$13,192
'18	$11,530	$13,541	$12,960
'18	$11,516	$13,587	$13,002
'18	$11,461	$13,934	$13,080
'18	$11,578	$14,024	$13,112
'18	$11,969	$14,508	$13,631
'18	$12,234	$15,008	$13,832
'18	$12,117	$15,065	$13,860
'18	$11,227	$13,999	$13,142
'18	$11,703	$14,284	$13,534
'18	$10,516	$12,983	$12,235
'19	$11,711	$14,071	$13,187
'19	$12,070	$14,548	$13,608
'19	$11,859	$14,801	$13,695
'19	$12,515	$15,399	$14,181
'19	$11,544	$14,417	$13,269
'19	$12,454	$15,429	$14,221
'19	$12,663	$15,669	$14,339
'19	$11,865	$15,382	$13,918
'19	$12,524	$15,649	$14,414
'19	$13,096	$15,980	$14,616
'19	$13,634	$16,584	$15,068
'19	$13,981	$17,063	$15,482
'20	$13,174	$17,082	$15,149
'20	$11,865	$15,686	$13,682
'20	$9,540	$13,613	$11,344
'20	$10,684	$15,412	$12,619
'20	$10,827	$16,225	$13,051
'20	$10,836	$16,584	$12,965
'20	$11,150	$17,555	$13,477
'20	$11,568	$18,843	$14,035
'20	$11,197	$18,155	$13,690
'20	$10,817	$17,717	$13,510
'20	$11,996	$19,803	$15,327
'20	$12,281	$20,640	$15,915
'21	$12,395	$20,470	$15,769
'21	$12,481	$21,064	$16,722
'21	$13,574	$21,861	$17,706
'21	$13,736	$23,037	$18,414
'21	$13,998	$23,147	$18,844
'21	$14,153	$23,727	$18,628
'21	$14,434	$24,220	$18,777
'21	$14,802	$24,921	$19,150
'21	$14,066	$23,776	$18,483
'21	$14,570	$25,426	$19,422
'21	$14,415	$25,085	$18,737
'21	$15,558	$26,101	$19,919
'22	$14,860	$24,629	$19,455
'22	$14,463	$23,953	$19,229
'22	$14,705	$24,762	$19,772
'22	$13,864	$22,554	$18,657
'22	$14,165	$22,520	$19,020
'22	$12,722	$20,634	$17,358
'22	$13,524	$22,556	$18,509
'22	$12,943	$21,690	$17,957
'22	$11,901	$19,683	$16,383
'22	$13,043	$21,261	$18,063
'22	$13,944	$22,412	$19,191
'22	$13,163	$21,108	$18,418
'23	$14,285	$22,524	$19,372
'23	$13,784	$21,988	$18,689
'23	$13,884	$22,683	$18,603
'23	$13,979	$22,964	$18,883
'23	$13,816	$23,071	$18,155
'23	$14,703	$24,629	$19,361
'23	$15,121	$25,476	$20,042
'23	$14,886	$25,031	$19,501
'23	$14,295	$23,854	$18,748
'23	$13,765	$23,278	$18,087
'23	$14,805	$25,452	$19,451
'23	$15,896	$26,708	$20,529
'24	$16,079	$27,081	$20,550
'24	$16,793	$28,543	$21,308
'24	$17,650	$29,458	$22,373
'24	$16,690	$28,205	$21,418
'24	$17,280	$29,533	$22,097
'24	$17,591	$30,510	$21,889
'24	$18,243	$30,954	$23,008
'24	$18,523	$31,688	$23,625
'24	$18,626	$32,366	$23,953
'24	$18,388	$32,139	$23,689
'24	$19,247	$34,209	$25,202
'24	$18,719	$33,255	$23,478
'25	$19,579	$34,313	$24,565
'25	$19,289	$33,713	$24,665
'25	$18,233	$31,762	$23,980
'25	$17,496	$31,573	$23,249
'25	$18,079	$33,589	$24,065
'25	$18,696	$35,290	$24,888
'25	$19,069	$36,074	$25,031
'25	$20,060	$36,833	$25,829
'25	$20,352	$38,110	$26,215
'25	$20,480	$38,932	$26,330
'25	$21,459	$39,027	$27,030
'25	$21,937	$39,030	$27,213

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	17.19%	12.30%	8.17%
Russell 1000® Index	17.37%	13.59%	14.59%
Russell 1000® Value Index	15.91%	11.33%	10.53%

Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	145,582,920
Number of Portfolio Holdings	71
Portfolio Turnover Rate (%)	76
Total Net Advisory Fees Paid ($)	691,221

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	1%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Health Care	25%
Financials	16%
Information Technology	15%
Communication Services	10%
Consumer Staples	9%
Industrials	9%
Consumer Discretionary	8%
Energy	4%
Materials	2%

Ten Largest Equity Holdings

Holdings	33.7% of Net Assets
Cognizant Technology Solutions Corp.	5.3%
Fox Corp.	3.9%
Merck & Co., Inc.	3.6%
Alphabet, Inc.	3.3%
Kraft Heinz Co.	3.2%
Bristol-Myers Squibb Co.	3.1%
Johnson & Johnson	3.0%
Synchrony Financial	2.9%
State Street Corp.	2.7%
Pfizer, Inc.	2.7%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2CUS-TSRA-A

R-104187-2 (02/26)

DWS Global Income Builder VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Global Income Builder VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$67	0.62%

Gross expense ratio as of the latest prospectus: 0.64%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 15.80% for the period ended December 31, 2025. The Fund's broad-based index, the MSCI ACWI Index, returned 22.34% for the same period, while the Fund's additional, more narrowly based index, the Blended Index, returned 16.40%.

The Fund’s high-level allocation contributed positively to performance relative to the Blended Index. The Fund was overweight in equities relative to bonds, which positioned it to capitalize on the strong gains for the former category in the annual period.

Overweights in Germany and Japan helped performance within the equity portfolio, as did bottom-up stock selection. On the other hand, an overweight in Europe and an underweight in the strong-performing technology sector detracted. The Fund achieved a portion of its equity allocation using index futures, a form of derivative. Index futures contributed positively. The use of futures instead of traditional equities provided cash to invest in fixed-income instruments, which generated additional yield.

An overweight in investment-grade corporate issues, particularly those rated BBB, helped performance in fixed income. An overweight in securitized securities, including commercial mortgage-backed securities, asset-backed securities, agency mortgages, and collateralized loan obligations, contributed positively. However, underweights in emerging market bonds and U.S. high yield detracted given that these asset classes outperformed. A position in an exchange-traded fund invested in convertible bonds also had an adverse effect on relative performance. The Fund used fixed-income derivatives to manage its positioning, which contributed positively to results in the aggregate.

The Fund purchased foreign-currency forward contracts to manage its currency exposure. In total, these positions had a slightly positive impact on relative performance.

Fund Performance

Cumulative Growth of an Assumed $10,000 Investment

MSCI ACWI Index is an unmanaged equity index which captures large and mid-capitalization representation across developed markets and emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Bloomberg U.S. Universal Index measures the performance of US dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield US corporate bonds, mortgage-backed securities, and Eurodollar bonds.

The MSCI ACWI Index and the Bloomberg U.S. Universal Index are broad-based indices that represent the Fund’s overall equity and debt markets, respectively.

The Blended Index consists of an equally weighted blend of 60% MSCI ACWI Index and 40% Bloomberg U.S. Universal Index.

The Blended Index is a more narrowly based index that reflects the market sector in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

	Class A	MSCI ACWI Index	Bloomberg U.S. Universal Index	Blended Index
'15	$10,000	$10,000	$10,000	$10,000
'16	$9,695	$9,397	$10,110	$9,680
'16	$9,695	$9,332	$10,182	$9,670
'16	$10,122	$10,024	$10,307	$10,145
'16	$10,222	$10,172	$10,377	$10,264
'16	$10,245	$10,185	$10,385	$10,276
'16	$10,322	$10,123	$10,568	$10,317
'16	$10,572	$10,559	$10,655	$10,618
'16	$10,559	$10,595	$10,667	$10,644
'16	$10,586	$10,660	$10,669	$10,685
'16	$10,445	$10,479	$10,598	$10,548
'16	$10,509	$10,558	$10,360	$10,501
'16	$10,681	$10,786	$10,391	$10,650
'17	$10,849	$11,081	$10,428	$10,840
'17	$11,086	$11,392	$10,508	$11,055
'17	$11,154	$11,532	$10,505	$11,136
'17	$11,271	$11,711	$10,592	$11,277
'17	$11,478	$11,970	$10,674	$11,462
'17	$11,478	$12,024	$10,664	$11,490
'17	$11,731	$12,360	$10,718	$11,705
'17	$11,773	$12,408	$10,810	$11,773
'17	$11,965	$12,647	$10,772	$11,893
'17	$12,101	$12,910	$10,785	$12,046
'17	$12,293	$13,160	$10,769	$12,178
'17	$12,448	$13,372	$10,816	$12,318
'18	$12,841	$14,127	$10,712	$12,682
'18	$12,349	$13,533	$10,610	$12,317
'18	$12,195	$13,244	$10,664	$12,185
'18	$12,221	$13,370	$10,593	$12,223
'18	$12,200	$13,387	$10,651	$12,260
'18	$12,211	$13,314	$10,635	$12,215
'18	$12,507	$13,716	$10,657	$12,446
'18	$12,555	$13,824	$10,710	$12,530
'18	$12,642	$13,884	$10,664	$12,541
'18	$12,006	$12,843	$10,575	$11,933
'18	$12,097	$13,031	$10,622	$12,061
'18	$11,494	$12,113	$10,789	$11,621
'19	$12,259	$13,070	$10,937	$12,233
'19	$12,464	$13,419	$10,949	$12,434
'19	$12,636	$13,588	$11,147	$12,620
'19	$12,909	$14,047	$11,163	$12,881
'19	$12,584	$13,214	$11,334	$12,495
'19	$13,049	$14,079	$11,494	$13,054
'19	$13,060	$14,120	$11,528	$13,093
'19	$13,060	$13,785	$11,789	$13,027
'19	$13,256	$14,075	$11,738	$13,169
'19	$13,430	$14,460	$11,776	$13,404
'19	$13,548	$14,813	$11,773	$13,599
'19	$13,812	$15,335	$11,791	$13,893
'20	$13,744	$15,166	$12,003	$13,901
'20	$13,167	$13,941	$12,182	$13,302
'20	$11,670	$12,059	$11,944	$12,166
'20	$12,354	$13,350	$12,184	$13,050
'20	$12,718	$13,931	$12,297	$13,442
'20	$12,992	$14,376	$12,400	$13,752
'20	$13,476	$15,137	$12,618	$14,285
'20	$13,929	$16,063	$12,545	$14,770
'20	$13,660	$15,545	$12,522	$14,477
'20	$13,464	$15,167	$12,478	$14,249
'20	$14,496	$17,037	$12,640	$15,361
'20	$14,955	$17,828	$12,684	$15,808
'21	$14,907	$17,747	$12,604	$15,728
'21	$15,062	$18,158	$12,442	$15,865
'21	$15,331	$18,643	$12,297	$16,046
'21	$15,757	$19,458	$12,400	$16,519
'21	$15,980	$19,761	$12,448	$16,700
'21	$16,159	$20,021	$12,538	$16,882
'21	$16,265	$20,159	$12,664	$17,022
'21	$16,475	$20,664	$12,656	$17,273
'21	$15,998	$19,810	$12,548	$16,786
'21	$16,426	$20,821	$12,538	$17,291
'21	$16,184	$20,320	$12,553	$17,051
'21	$16,593	$21,133	$12,544	$17,457
'22	$16,128	$20,095	$12,269	$16,791
'22	$15,775	$19,576	$12,102	$16,444
'22	$15,843	$20,000	$11,777	$16,486
'22	$14,917	$18,399	$11,338	$15,449
'22	$15,028	$18,420	$11,400	$15,504
'22	$14,044	$16,868	$11,173	$14,595
'22	$14,672	$18,046	$11,453	$15,354
'22	$14,198	$17,381	$11,156	$14,857
'22	$13,137	$15,717	$10,675	$13,746
'22	$13,549	$16,666	$10,558	$14,181
'22	$14,442	$17,958	$10,952	$15,054
'22	$14,107	$17,252	$10,914	$14,679
'23	$14,861	$18,488	$11,253	$15,492
'23	$14,414	$17,958	$10,976	$15,075
'23	$14,735	$18,512	$11,234	$15,501
'23	$14,853	$18,778	$11,303	$15,674
'23	$14,666	$18,577	$11,185	$15,511
'23	$15,199	$19,656	$11,168	$16,038
'23	$15,581	$20,375	$11,179	$16,395
'23	$15,286	$19,806	$11,112	$16,081
'23	$14,789	$18,987	$10,847	$15,529
'23	$14,399	$18,416	$10,684	$15,158
'23	$15,495	$20,116	$11,165	$16,268
'23	$16,208	$21,082	$11,588	$16,984
'24	$16,280	$21,206	$11,560	$17,029
'24	$16,525	$22,116	$11,422	$17,381
'24	$16,987	$22,810	$11,534	$17,777
'24	$16,420	$22,057	$11,264	$17,261
'24	$16,876	$22,953	$11,451	$17,795
'24	$17,212	$23,464	$11,556	$18,099
'24	$17,504	$23,843	$11,818	$18,440
'24	$17,781	$24,448	$11,992	$18,837
'24	$18,117	$25,016	$12,157	$19,206
'24	$17,706	$24,455	$11,881	$18,774
'24	$18,080	$25,369	$12,006	$19,275
'24	$17,683	$24,769	$11,824	$18,886
'25	$18,140	$25,600	$11,896	$19,312
'25	$18,095	$25,446	$12,142	$19,399
'25	$17,669	$24,441	$12,139	$18,937
'25	$17,637	$24,669	$12,182	$19,070
'25	$18,379	$26,087	$12,120	$19,690
'25	$18,901	$27,258	$12,309	$20,353
'25	$18,883	$27,628	$12,291	$20,507
'25	$19,295	$28,310	$12,439	$20,910
'25	$19,909	$29,336	$12,571	$21,457
'25	$20,312	$29,992	$12,654	$21,801
'25	$20,312	$29,989	$12,730	$21,852
'25	$20,477	$30,302	$12,721	$21,983

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	15.80%	6.49%	7.43%
MSCI ACWI Index	22.34%	11.19%	11.72%
Bloomberg U.S. Universal Index	7.58%	0.06%	2.44%
Blended Index	16.40%	6.82%	8.20%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	115,937,767
Number of Portfolio Holdings	301
Portfolio Turnover Rate (%)	165
Total Net Advisory Fees Paid ($)	413,575

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Fixed Income Exposure	55%
Corporate Bonds	21%
Government & Agency Obligations	14%
Asset-Backed	7%
Mortgage-Backed Securities Pass-Throughs	4%
Collateralized Mortgage Obligations	4%
Exchange-Traded Funds-Fixed Income	3%
Commercial Mortgage-Backed Securities	2%
Equity Exposure	66%
Common Stocks	35%
Equity Index Futures	29%
Preferred Stocks	2%
Warrants	0%
Rights	0%
Cash Equivalents	10%
Cash Equivalents	10%
Other Assets and Liabilities, Net	(2%)

Geographical Diversification

Country	% of Net Assets
United States	87%
Non US	33%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2GIB-TSRA-A

R-104188-2 (02/26)

DWS Government Money Market VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Government Money Market VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$41	0.40%

Gross expense ratio as of the latest prospectus: 0.40%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

Key Fund Statistics

Net Assets ($)	207,744,493
Number of Portfolio Holdings	77
Total Net Advisory Fees Paid ($)	497,454
Weighted Average Maturity	22 days
7-Day Current Yield	3.46%

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Yields fluctuate and are not guaranteed. The 7-day current yield is the annualized net investment income per share as of December 31, 2025.

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Government & Agency Obligations	53%
Repurchase Agreements	47%
Other Assets and Liabilities, Net	0%
Total	100%

Holdings-based data is subject to change.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2GMM-TSRA-A

R-104189-2 (02/26)

DWS High Income VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS High Income VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$76	0.73%

Gross expense ratio as of the latest prospectus: 0.91%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 8.94% for the period ended December 31, 2025. The Fund's broad-based index, the Bloomberg U.S. Aggregate Bond Index, returned 7.30% for the same period, while the Fund's additional, more narrowly based index, the ICE BofA U.S. High Yield Index, returned 8.50%.

The Fund’s relative performance (compared to the ICE BofA U.S. High Yield Index) was helped by strong security selection in the B and BB ratings categories. Weaker selection in CCCs detracted, as did an underweight in BBs.

Security selection added the most value in the midstream energy and chemical industries. On the other hand, selection in the media/entertainment and cable/satellite categories detracted. An underweight in the energy infrastructure company New Fortress Energy* was a top contributor at the individual holding level. The bonds weakened on concerns that the proceeds of asset sales would be insufficient to meet the company’s liquidity needs, resulting in downgrades to its credit rating. The Fund also benefited from an overweight in the engineered processing equipment and systems manufacturer Hillenbrand, Inc. (1.0%), which announced it was exploring strategic options and subsequently agreed to be taken over. An overweight in the specialty chemicals producer Ashland, Inc. (1.5%) was a further contributor. The bonds rose in price after the company completed a restructuring process to help streamline its operations. In addition, an activist investor took a larger position in Ashland’s equity, helping the company’s bond valuations by raising expectations that it would be acquired.

An overweight in the commodity chemical manufacturer Tronox, Inc. (0.1%) was a notable detractor. The company reduced full year earnings and free cash flow guidance, and it received a credit downgrade due to its continued operational challenges. A zero weighting in Medline Borrower, LP* and an average underweight in One Main Financial* detracted, as well.

Industry allocation was a slight detractor. While overweights in metals/mining and electric utilities contributed, the benefit was largely offset by the effect of underweights in finance companies, media/entertainment, and restaurants.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed rate agency MBS, ABS and CMBS (agency and non-agency).

The Bloomberg U.S. Aggregate Bond Index is a required broad-based index that represents the fund’s overall debt market.

ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The ICE BofA U.S. High Yield Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class A	Bloomberg U.S. Aggregate Bond Index	ICE BofA U.S. High Yield Index
'15	$10,000	$10,000	$10,000
'16	$9,848	$10,138	$9,842
'16	$9,882	$10,210	$9,888
'16	$10,152	$10,303	$10,325
'16	$10,460	$10,343	$10,737
'16	$10,514	$10,345	$10,815
'16	$10,568	$10,531	$10,932
'16	$10,837	$10,598	$11,208
'16	$11,071	$10,586	$11,458
'16	$11,143	$10,580	$11,532
'16	$11,143	$10,499	$11,568
'16	$11,125	$10,250	$11,522
'16	$11,287	$10,265	$11,749
'17	$11,430	$10,285	$11,906
'17	$11,592	$10,354	$12,092
'17	$11,556	$10,349	$12,067
'17	$11,676	$10,428	$12,203
'17	$11,790	$10,509	$12,312
'17	$11,790	$10,498	$12,325
'17	$11,924	$10,543	$12,467
'17	$11,943	$10,638	$12,464
'17	$12,057	$10,587	$12,576
'17	$12,076	$10,593	$12,625
'17	$12,115	$10,580	$12,591
'17	$12,134	$10,628	$12,628
'18	$12,191	$10,506	$12,709
'18	$12,076	$10,406	$12,590
'18	$12,000	$10,473	$12,513
'18	$12,077	$10,395	$12,596
'18	$12,098	$10,469	$12,594
'18	$12,098	$10,456	$12,638
'18	$12,222	$10,459	$12,779
'18	$12,346	$10,526	$12,871
'18	$12,409	$10,458	$12,946
'18	$12,201	$10,376	$12,734
'18	$12,098	$10,438	$12,618
'18	$11,829	$10,630	$12,342
'19	$12,388	$10,742	$12,909
'19	$12,595	$10,736	$13,127
'19	$12,719	$10,942	$13,255
'19	$12,915	$10,945	$13,441
'19	$12,762	$11,139	$13,270
'19	$13,113	$11,279	$13,595
'19	$13,201	$11,304	$13,665
'19	$13,311	$11,597	$13,718
'19	$13,377	$11,535	$13,762
'19	$13,399	$11,570	$13,794
'19	$13,465	$11,564	$13,831
'19	$13,684	$11,556	$14,120
'20	$13,618	$11,778	$14,121
'20	$13,399	$11,990	$13,902
'20	$12,103	$11,920	$12,266
'20	$12,578	$12,132	$12,732
'20	$13,161	$12,188	$13,310
'20	$13,138	$12,265	$13,436
'20	$13,838	$12,448	$14,074
'20	$13,932	$12,348	$14,215
'20	$13,745	$12,341	$14,067
'20	$13,861	$12,286	$14,131
'20	$14,305	$12,406	$14,697
'20	$14,538	$12,424	$14,978
'21	$14,515	$12,334	$15,036
'21	$14,538	$12,156	$15,087
'21	$14,585	$12,005	$15,114
'21	$14,704	$12,099	$15,280
'21	$14,753	$12,139	$15,324
'21	$14,925	$12,224	$15,532
'21	$14,949	$12,361	$15,588
'21	$15,022	$12,337	$15,675
'21	$15,022	$12,231	$15,678
'21	$14,974	$12,227	$15,649
'21	$14,827	$12,263	$15,487
'21	$15,120	$12,232	$15,779
'22	$14,729	$11,968	$15,349
'22	$14,631	$11,835	$15,216
'22	$14,533	$11,506	$15,065
'22	$14,061	$11,069	$14,522
'22	$14,138	$11,141	$14,559
'22	$13,210	$10,966	$13,569
'22	$14,009	$11,234	$14,384
'22	$13,648	$10,917	$14,033
'22	$13,184	$10,445	$13,475
'22	$13,571	$10,310	$13,858
'22	$13,880	$10,689	$14,116
'22	$13,777	$10,641	$14,010
'23	$14,216	$10,968	$14,558
'23	$14,009	$10,684	$14,371
'23	$14,216	$10,956	$14,531
'23	$14,304	$11,022	$14,673
'23	$14,141	$10,902	$14,533
'23	$14,359	$10,863	$14,769
'23	$14,549	$10,856	$14,980
'23	$14,576	$10,786	$15,025
'23	$14,413	$10,512	$14,848
'23	$14,195	$10,346	$14,663
'23	$14,822	$10,815	$15,332
'23	$15,339	$11,229	$15,898
'24	$15,339	$11,198	$15,901
'24	$15,367	$11,040	$15,948
'24	$15,530	$11,142	$16,138
'24	$15,420	$10,860	$15,977
'24	$15,594	$11,044	$16,158
'24	$15,739	$11,149	$16,314
'24	$15,971	$11,409	$16,634
'24	$16,203	$11,573	$16,899
'24	$16,434	$11,728	$17,175
'24	$16,347	$11,437	$17,080
'24	$16,521	$11,558	$17,276
'24	$16,434	$11,369	$17,202
'25	$16,637	$11,430	$17,440
'25	$16,753	$11,681	$17,553
'25	$16,550	$11,685	$17,365
'25	$16,594	$11,731	$17,365
'25	$16,874	$11,647	$17,657
'25	$17,155	$11,826	$17,985
'25	$17,217	$11,795	$18,057
'25	$17,467	$11,936	$18,277
'25	$17,592	$12,067	$18,416
'25	$17,654	$12,142	$18,452
'25	$17,748	$12,217	$18,544
'25	$17,904	$12,199	$18,665

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	8.94%	4.25%	6.00%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
ICE BofA U.S. High Yield Index	8.50%	4.50%	6.44%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	43,316,976
Number of Portfolio Holdings	267
Portfolio Turnover Rate (%)	154
Total Net Advisory Fees Paid ($)	126,889

What did the Fund invest in?

Holdings-based data is subject to change.

The quality ratings represent the highest of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Corporate Bonds	90%
Exchange-Traded Funds	4%
Loan Participations and Assignments	3%
Cash Equivalents	1%
Convertible Bonds	1%
Common Stocks	0%
Warrants	0%
Other Assets and Liabilities, Net	1%
Total	100%

Sector Allocation

Sector	% of Net Assets
Communication Services	21%
Energy	14%
Materials	12%
Consumer Discretionary	12%
Financials	8%
Industrials	6%
Health Care	6%
Utilities	5%
Real Estate	5%
Information Technology	4%
Consumer Staples	2%

Credit Quality

Credit Rating	% of Net Assets
AA	1%
A	0%
BBB	5%
BB	56%
B	30%
CCC	6%
Not Rated	2%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2025. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

Effective December 8, 2025 the Fund may invest up to 5% of net assets in common stocks, preferred shares and other equity securities.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing involves risk, including the possible loss of principal. Stocks may decline in value. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2HI-TSRA-A

R-104190-2 (02/26)

DWS International Opportunities VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS International Opportunities VIP (formerly, DWS International Growth VIP) (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$92	0.84%

Gross expense ratio as of the latest prospectus: 1.33%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 18.92% for the period ended December 31, 2025. The MSCI ACWI ex USA Index returned 32.39% for the same period.

Weak stock selection across a variety of sectors was the key factor in the Fund’s underperformance. The Fund experienced the largest shortfall in the information technology sector, where the IT services providers Globant SA (0.7%) and Capgemini SE (1.0%) were hurt by corporations’ shift away from large digital transformation projects toward AI-related initiatives. The German software company SAP SE (2.6%) and the Japanese electronic components designer Keyence Corp. (1.1%) were further detractors, as was an underweight in the South Korean semiconductor producer SK Hynix, Inc. (0.6%). Although positioning in information technology was a net detractor, the Fund had a number of strong performing holdings in the sector. Among these were the semiconductor companies ASML Holding NV (3.0%) and NVIDIA Corp. (1.3%).

Selection in financials also detracted, with the largest adverse impact coming from a position in the insurer Marsh & McLennan Companies, Inc. (1.6%). The stock was hurt by moderating growth and tougher year-over-year comparisons. However, the sector was home to two of the Fund’s largest contributors, the European financial services companies ING Groep NV (2.2%) and Allianz SE (3.1%).

The industrials sector was an additional area of relative weakness. Techtronic Industries Co., Ltd. (1.0%), a tool producer based in Hong Kong, slid due to the impact from tariffs and costs associated with relocating production facilities. In addition, the U.K. business services company Relx PLC (1.1%) lagged as a result of heightened concerns about AI disruptions. An overweight in the underperforming health care sector further weighed on results.

On the positive side, an overweight position in Agnico-Eagle Mines (1.9%), whose shares surged on the strength of a rally in precious metals prices, was the leading contributor at the individual holding level. Other key contributors included the Swiss pharmaceutical company Sandoz Group AG (1.7%), whose shares were boosted by accelerating sales growth, and the Singapore-based bank DBS Group Holdings Ltd. (3.7%), which benefited from rising market share across several business lines.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

Fund Performance

Cumulative Growth of an Assumed $10,000 Investment

MSCI ACWI ex USA Index captures large and mid-cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Class A
MSCI ACWI ex USA Index
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$22,432
$20,358
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

	Class A	MSCI ACWI ex USA Index
'15	$10,000	$10,000
'16	$9,408	$9,320
'16	$9,463	$9,213
'16	$10,056	$9,962
'16	$10,185	$10,225
'16	$10,250	$10,052
'16	$10,045	$9,898
'16	$10,465	$10,388
'16	$10,502	$10,453
'16	$10,558	$10,582
'16	$10,241	$10,430
'16	$10,297	$10,189
'16	$10,372	$10,450
'17	$10,651	$10,820
'17	$11,006	$10,992
'17	$11,202	$11,271
'17	$11,515	$11,512
'17	$11,880	$11,886
'17	$11,993	$11,923
'17	$12,255	$12,362
'17	$12,348	$12,427
'17	$12,601	$12,657
'17	$12,695	$12,896
'17	$12,751	$13,000
'17	$13,013	$13,291
'18	$13,706	$14,031
'18	$12,901	$13,370
'18	$12,713	$13,134
'18	$12,836	$13,343
'18	$12,817	$13,035
'18	$12,684	$12,790
'18	$12,892	$13,096
'18	$12,892	$12,822
'18	$12,892	$12,881
'18	$11,626	$11,833
'18	$11,692	$11,945
'18	$10,841	$11,404
'19	$11,730	$12,266
'19	$12,240	$12,506
'19	$12,467	$12,580
'19	$13,070	$12,912
'19	$12,332	$12,219
'19	$13,284	$12,955
'19	$13,196	$12,798
'19	$12,973	$12,403
'19	$13,070	$12,722
'19	$13,469	$13,166
'19	$13,760	$13,282
'19	$14,227	$13,857
'20	$14,042	$13,485
'20	$13,196	$12,419
'20	$11,457	$10,621
'20	$12,480	$11,426
'20	$13,380	$11,800
'20	$14,112	$12,333
'20	$14,804	$12,883
'20	$15,536	$13,434
'20	$15,279	$13,104
'20	$14,764	$12,822
'20	$16,544	$14,547
'20	$17,454	$15,334
'21	$17,217	$15,367
'21	$17,326	$15,671
'21	$17,266	$15,869
'21	$18,007	$16,336
'21	$18,398	$16,847
'21	$18,469	$16,738
'21	$18,689	$16,462
'21	$19,452	$16,775
'21	$18,298	$16,238
'21	$19,011	$16,626
'21	$18,117	$15,877
'21	$18,870	$16,533
'22	$17,334	$15,924
'22	$16,250	$15,609
'22	$16,230	$15,634
'22	$14,662	$14,652
'22	$14,693	$14,757
'22	$13,192	$13,488
'22	$14,179	$13,949
'22	$13,459	$13,501
'22	$11,999	$12,152
'22	$12,564	$12,515
'22	$14,148	$13,992
'22	$13,490	$13,887
'23	$14,929	$15,014
'23	$14,312	$14,487
'23	$14,888	$14,841
'23	$15,063	$15,099
'23	$14,690	$14,550
'23	$15,281	$15,203
'23	$15,633	$15,821
'23	$15,074	$15,106
'23	$14,255	$14,629
'23	$13,561	$14,025
'23	$14,897	$15,288
'23	$15,654	$16,056
'24	$15,685	$15,897
'24	$16,368	$16,299
'24	$16,897	$16,808
'24	$16,207	$16,507
'24	$16,920	$16,986
'24	$16,836	$16,970
'24	$17,403	$17,363
'24	$17,938	$17,857
'24	$18,085	$18,338
'24	$17,455	$17,438
'24	$17,655	$17,280
'24	$17,120	$16,945
'25	$18,032	$17,627
'25	$18,127	$17,872
'25	$17,770	$17,831
'25	$18,261	$18,475
'25	$19,013	$19,322
'25	$19,617	$19,977
'25	$19,162	$19,920
'25	$19,723	$20,611
'25	$20,020	$21,354
'25	$20,168	$21,785
'25	$20,009	$21,780
'25	$20,358	$22,432

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	18.92%	3.13%	7.37%
MSCI ACWI ex USA Index	32.39%	7.91%	8.41%
Prior to October 1, 2017, the Fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect.

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	22,683,899
Number of Portfolio Holdings	83
Portfolio Turnover Rate (%)	21
Total Net Advisory Fees Paid ($)	36,527

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	101%
Cash Equivalents	1%
Preferred Stocks	1%
Other Assets and Liabilities, Net	(4%)
Total	100%

Holdings-based data is subject to change.

Sector Allocation

Sector	% of Net Assets
Financials	23%
Information Technology	22%
Industrials	17%
Health Care	14%
Consumer Discretionary	10%
Communication Services	7%
Materials	4%
Energy	3%
Consumer Staples	3%

Geographical Diversification

Country	% of Net Assets
Germany	16%
France	14%
Switzerland	9%
Netherlands	8%
United Kingdom	8%
United States	7%
Canada	6%
China	5%
Singapore	5%
Japan	5%
Other	20%

Ten Largest Equity Holdings

Holdings	33.6% of Net Assets
SAP SE (Germany)	5.1%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	4.8%
DBS Group Holdings Ltd. (Singapore)	3.7%
Lonza Group AG (Switzerland)	3.2%
Allianz SE (Germany)	3.1%
Brookfield Corp. (Canada)	3.1%
ASML Holding NV (Netherlands)	3.0%
Deutsche Boerse AG (Germany)	2.7%
Tencent Holdings Ltd. (China)	2.6%
Spotify Technology SA (Sweden)	2.3%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2025. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

Eﬀective May 1, 2025, the Fund changed its name from DWS International Growth VIP to DWS International Opportunities VIP.

Effective May 1, 2025, the Fund’s contractual cap on total annual operating expense for Class A shares changed from 0.82% to 0.86%. The cap excludes certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2IO-TSRA-A

R-104191-2 (02/26)

DWS Small Mid Cap Growth VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Small Mid Cap Growth VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$88	0.85%

Gross expense ratio as of the latest prospectus: 0.82%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 8.11% for the period ended December 31, 2025. The Fund's broad-based index, the Russell 3000® Index, returned 17.15% for the same period, while the Fund's additional, more narrowly based index, the Russell 2500™ Growth Index, returned 10.31%.

Positive contributions to the Fund’s return relative to the Russell 2500™ Index were led by selection within the information technology, consumer staples and communication services sectors. With respect to individual holdings, the top contributors included Advanced Energy Industries, Inc. (3.3%), a designer of precision power conversion, measurement and thermal control solutions used in semiconductor manufacturing and other high tech applications. Shares rallied as the company posted quarterly sales and earnings that exceeded expectations on record data center power revenue and raised guidance. H&E Equipment Services* rents, sells, and services construction and industrial machinery across the U.S. The stock surged on a bidding war between two potential takeover candidates which ultimately led to the company being acquired in June at a premium. Avidity Biosciences, Inc. (1.5%) develops RNA-based therapeutics used in treating progressive, genetically based neuromuscular diseases. After hitting clinical and regulatory milestones for a treatment for Duchenne muscular dystrophy, the company was acquired by a multinational pharmaceutical company. Casey's General Stores, Inc. (2.5%) is a convenience store chain offering prepared foods such as pizza alongside fuel and groceries. The company reported record earnings on strong execution including higher same store sales and solid fuel margins.

In sector terms, selection within industrials, financials and materials weighed most heavily on performance relative to the Russell 2500™ Index. With respect to individual stocks, holdings that lagged included Builders FirstSource, Inc. (1.9%), the largest U.S. supplier and manufacturer of structural building products and value added components and services to professional builders. Underperformance was due to weaker single family and multifamily home starts, margin normalization, and reduced full year guidance despite decent execution. Tyler Technologies, Inc. (2.3%), a provider of mission critical cloud software and payments for the public sector, underperformed despite posting earnings that exceeded estimates throughout 2025, as the market appeared to respond to modestly slower growth in recurring revenues along with trimmed forward guidance. A lack of exposure to Rocket Lab Corp.*, a vertically integrated space company offering launch and space navigation systems was among the leading detractors. Similarly, not holding Comfort Systems USA Inc.* detracted as the national provider of installation and maintenance services for mechanical, electrical and plumbing systems has seen growing demand driven by data center construction.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market.

The Russell 3000® Index is a required broad-based index that represents the fund’s overall equity market.

Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to midcap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics.

The Russell 2500™ Growth Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class A	Russell 3000® Index	Russell 2500™ Growth Index
'15	$10,000	$10,000	$10,000
'16	$9,014	$9,436	$9,011
'16	$8,967	$9,433	$9,038
'16	$9,813	$10,097	$9,734
'16	$10,039	$10,159	$9,827
'16	$10,194	$10,341	$10,071
'16	$9,970	$10,362	$9,997
'16	$10,643	$10,774	$10,591
'16	$10,603	$10,801	$10,664
'16	$10,557	$10,818	$10,695
'16	$10,137	$10,584	$10,137
'16	$10,861	$11,058	$10,876
'16	$10,908	$11,274	$10,973
'17	$11,224	$11,486	$11,233
'17	$11,517	$11,913	$11,573
'17	$11,638	$11,921	$11,659
'17	$11,845	$12,047	$11,864
'17	$11,821	$12,171	$11,869
'17	$12,124	$12,280	$12,140
'17	$12,221	$12,512	$12,301
'17	$12,306	$12,536	$12,325
'17	$12,786	$12,842	$12,841
'17	$12,877	$13,122	$13,185
'17	$13,259	$13,521	$13,619
'17	$13,320	$13,656	$13,656
'18	$14,024	$14,375	$14,338
'18	$13,363	$13,846	$13,868
'18	$13,435	$13,568	$13,981
'18	$13,316	$13,619	$13,892
'18	$13,997	$14,004	$14,631
'18	$14,097	$14,095	$14,754
'18	$14,251	$14,563	$15,030
'18	$15,087	$15,074	$16,046
'18	$14,769	$15,099	$15,811
'18	$12,863	$13,988	$13,912
'18	$13,080	$14,268	$14,175
'18	$11,510	$12,940	$12,637
'19	$12,690	$14,051	$14,141
'19	$13,189	$14,545	$15,073
'19	$12,990	$14,757	$15,036
'19	$13,450	$15,346	$15,562
'19	$12,398	$14,353	$14,528
'19	$13,316	$15,361	$15,659
'19	$13,420	$15,590	$15,903
'19	$12,863	$15,272	$15,451
'19	$12,935	$15,540	$15,161
'19	$13,285	$15,875	$15,550
'19	$13,873	$16,478	$16,609
'19	$14,090	$16,954	$16,763
'20	$14,007	$16,935	$16,781
'20	$12,893	$15,549	$15,643
'20	$10,418	$13,410	$12,871
'20	$11,954	$15,187	$14,935
'20	$13,207	$15,999	$16,494
'20	$13,491	$16,364	$17,101
'20	$14,206	$17,294	$18,037
'20	$14,996	$18,546	$18,849
'20	$14,817	$17,871	$18,704
'20	$15,175	$17,485	$18,925
'20	$17,100	$19,613	$21,682
'20	$18,342	$20,495	$23,547
'21	$18,616	$20,404	$24,205
'21	$19,163	$21,042	$24,965
'21	$19,100	$21,796	$24,133
'21	$19,575	$22,919	$24,980
'21	$19,210	$23,024	$24,286
'21	$20,117	$23,592	$25,589
'21	$20,427	$23,991	$25,035
'21	$20,682	$24,675	$25,662
'21	$19,830	$23,568	$24,685
'21	$21,146	$25,161	$25,951
'21	$20,117	$24,778	$24,614
'21	$20,881	$25,754	$24,735
'22	$18,480	$24,239	$21,471
'22	$18,380	$23,628	$21,536
'22	$18,435	$24,395	$21,691
'22	$16,675	$22,206	$19,214
'22	$16,324	$22,176	$18,748
'22	$14,842	$20,321	$17,450
'22	$16,349	$22,227	$19,441
'22	$15,796	$21,397	$19,072
'22	$14,465	$19,413	$17,429
'22	$15,382	$21,005	$18,846
'22	$15,733	$22,102	$19,406
'22	$15,030	$20,808	$18,251
'23	$16,198	$22,241	$20,078
'23	$15,972	$21,721	$19,761
'23	$15,545	$22,302	$19,446
'23	$15,240	$22,539	$19,200
'23	$15,188	$22,627	$19,179
'23	$16,739	$24,172	$20,693
'23	$17,235	$25,039	$21,384
'23	$16,700	$24,555	$20,514
'23	$15,696	$23,386	$19,278
'23	$14,627	$22,766	$17,940
'23	$16,100	$24,888	$19,530
'23	$17,860	$26,209	$21,707
'24	$17,665	$26,499	$21,215
'24	$18,460	$27,933	$22,935
'24	$19,216	$28,835	$23,553
'24	$17,767	$27,566	$21,798
'24	$18,425	$28,868	$22,682
'24	$18,214	$29,762	$22,561
'24	$19,662	$30,315	$23,935
'24	$19,399	$30,975	$23,749
'24	$19,622	$31,616	$24,137
'24	$18,991	$31,384	$24,077
'24	$20,386	$33,471	$26,942
'24	$18,780	$32,448	$24,723
'25	$19,899	$33,473	$25,669
'25	$18,701	$32,831	$23,960
'25	$17,556	$30,916	$22,053
'25	$17,013	$30,709	$21,982
'25	$17,657	$32,655	$23,422
'25	$18,601	$34,314	$24,548
'25	$18,887	$35,070	$25,123
'25	$20,061	$35,881	$26,442
'25	$20,104	$37,120	$27,182
'25	$20,104	$37,915	$27,877
'25	$20,590	$38,019	$27,498
'25	$20,304	$38,012	$27,272

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	8.11%	2.05%	7.34%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell 2500™ Growth Index	10.31%	2.98%	10.55%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	48,088,383
Number of Portfolio Holdings	111
Portfolio Turnover Rate (%)	11
Total Net Advisory Fees Paid ($)	262,420

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	1%
Rights	0%
Other Investments	0%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Information Technology	22%
Health Care	22%
Industrials	22%
Financials	11%
Consumer Discretionary	10%
Consumer Staples	3%
Materials	3%
Real Estate	2%
Energy	2%
Communication Services	1%
Utilities	0%

Ten Largest Equity Holdings

Holdings	25.5% of Net Assets
Advanced Energy Industries, Inc.	3.3%
RadNet, Inc.	3.2%
Rush Enterprises, Inc.	2.8%
Casey's General Stores, Inc.	2.5%
TopBuild Corp.	2.5%
The Brink's Co.	2.5%
Tyler Technologies, Inc.	2.3%
SiTime Corp.	2.3%
Neurocrine Biosciences, Inc.	2.1%
HEICO Corp.	2.0%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2SMCG-TSRA-A

R-104192-2 (02/26)

DWS Small Mid Cap Value VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Small Mid Cap Value VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$89	0.82%

Gross expense ratio as of the latest prospectus: 0.86%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 18.21% for the period ended December 31, 2025. The Fund's broad-based index, the Russell 3000® Index, returned 17.15% for the same period, while the Fund's additional, more narrowly based index, the Russell 2500™ Value Index, returned 12.73%.

Stock selection was the primary driver of the Fund’s strong performance relative to the Russell 2500™ Index. The best results occurred in the industrials sector, where a number of individual holdings delivered outsize gains. The military shipbuilder Huntington Ingalls Industries, Inc. (2.0%) rallied on expectations for increased government contracts following President Trump’s announcement of a plan to expand the U.S. Navy. EnerSys (1.6%), a provider of stored energy systems for industrial applications that reported better-than-expected earnings over the second half of the year, was another key contributor, as was the general contractor Tutor Perini Corp. (1.0%) The engineering and construction firm MasTec, Inc. (1.8%) and the safety services provider API Group Corp. (1.7%) were additional contributors in industrials.

The Fund also outperformed in the health care sector. Ligand Pharmaceuticals, Inc. (1.1%), which reported consistent earnings increases, was the top contributor. Revolution Medicines, Inc. (2.3%) and Ionis Pharmaceuticals, Inc. (1.2%) also performed well thanks to an FDA drug approval and positive trial results, respectively.

Consumer discretionary was another area of strength thanks in part to a rally in the auto retailer Carvana,* which reported record sales volumes and improved its operational efficiency. EchoStar Corp. (1.6%), a satellite communications provider that monetized some of its spectrum assets, was the leading contributor in the portfolio as a whole.

Materials was the Fund’s weakest sector in terms of relative performance, largely as a result of a position in Graphic Packaging Holding Co. (0.8%). The stock fell due to weaker-than-expected earnings, profit margin pressures, and a leadership change. Information technology was also a challenging area. Although the Fund had a number of strong performers in the sector, certain holdings adversely affected results. Itron, Inc. (1.0%), a provider of technology that helps manage energy and water systems, and Verint Systems, Inc.,* a developer of customer engagement solutions, weighed on performance. Outside of these sectors, Owens Corning (1.1%) — which lagged due to concerns about weaker home construction trends — was the most notable detractor.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market.

The Russell 3000® Index is a broad-based index that represents the fund’s overall equity market.

Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

The Russell 2500™ Value Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class A	Russell 3000® Index	Russell 2500™ Value Index
'15	$10,000	$10,000	$10,000
'16	$9,330	$9,436	$9,387
'16	$9,343	$9,433	$9,488
'16	$10,100	$10,097	$10,333
'16	$10,383	$10,159	$10,534
'16	$10,446	$10,341	$10,720
'16	$10,046	$10,362	$10,784
'16	$10,580	$10,774	$11,275
'16	$10,797	$10,801	$11,376
'16	$10,769	$10,818	$11,451
'16	$10,551	$10,584	$11,108
'16	$11,408	$11,058	$12,173
'16	$11,689	$11,274	$12,520
'17	$11,822	$11,486	$12,589
'17	$11,977	$11,913	$12,823
'17	$11,998	$11,921	$12,723
'17	$12,016	$12,047	$12,710
'17	$11,763	$12,171	$12,434
'17	$11,936	$12,280	$12,765
'17	$12,117	$12,512	$12,864
'17	$11,886	$12,536	$12,641
'17	$12,623	$12,842	$13,254
'17	$12,702	$13,122	$13,326
'17	$13,099	$13,521	$13,762
'17	$12,919	$13,656	$13,817
'18	$13,042	$14,375	$13,991
'18	$12,370	$13,846	$13,304
'18	$12,572	$13,568	$13,451
'18	$12,645	$13,619	$13,597
'18	$13,009	$14,004	$14,156
'18	$12,965	$14,095	$14,231
'18	$13,169	$14,563	$14,514
'18	$13,498	$15,074	$14,844
'18	$13,205	$15,099	$14,611
'18	$12,032	$13,988	$13,362
'18	$12,245	$14,268	$13,615
'18	$10,850	$12,940	$12,110
'19	$11,996	$14,051	$13,463
'19	$12,467	$14,545	$13,883
'19	$12,165	$14,757	$13,698
'19	$12,597	$15,346	$14,178
'19	$11,720	$14,353	$13,109
'19	$12,356	$15,361	$13,957
'19	$12,539	$15,590	$14,048
'19	$11,672	$15,272	$13,364
'19	$12,211	$15,540	$13,975
'19	$12,346	$15,875	$14,177
'19	$12,654	$16,478	$14,525
'19	$13,184	$16,954	$14,963
'20	$12,837	$16,935	$14,418
'20	$11,393	$15,549	$13,028
'20	$8,677	$13,410	$9,780
'20	$9,798	$15,187	$11,073
'20	$10,082	$15,999	$11,579
'20	$10,169	$16,364	$11,794
'20	$10,583	$17,294	$12,149
'20	$10,855	$18,546	$12,701
'20	$10,409	$17,871	$12,212
'20	$10,583	$17,485	$12,488
'20	$12,207	$19,613	$14,673
'20	$13,079	$20,495	$15,693
'21	$13,264	$20,404	$16,040
'21	$14,365	$21,042	$17,467
'21	$15,161	$21,796	$18,334
'21	$15,965	$22,919	$19,121
'21	$16,472	$23,024	$19,509
'21	$16,285	$23,592	$19,252
'21	$16,119	$23,991	$18,970
'21	$16,384	$24,675	$19,370
'21	$15,943	$23,568	$18,853
'21	$16,616	$25,161	$19,749
'21	$16,218	$24,778	$19,061
'21	$17,068	$25,754	$20,053
'22	$16,009	$24,239	$19,034
'22	$16,229	$23,628	$19,344
'22	$16,406	$24,395	$19,752
'22	$15,251	$22,206	$18,413
'22	$15,499	$22,176	$18,766
'22	$13,817	$20,321	$16,712
'22	$15,127	$22,227	$18,329
'22	$14,687	$21,397	$17,754
'22	$13,140	$19,413	$15,959
'22	$14,551	$21,005	$17,644
'22	$15,070	$22,102	$18,530
'22	$14,371	$20,808	$17,429
'23	$15,804	$22,241	$19,170
'23	$15,466	$21,721	$18,628
'23	$14,777	$22,302	$17,672
'23	$14,528	$22,539	$17,437
'23	$14,076	$22,627	$16,939
'23	$15,303	$24,172	$18,445
'23	$16,161	$25,039	$19,526
'23	$15,470	$24,555	$18,774
'23	$14,552	$23,386	$17,769
'23	$13,801	$22,766	$16,772
'23	$14,981	$24,888	$18,295
'23	$16,519	$26,209	$20,214
'24	$16,018	$26,499	$19,647
'24	$16,698	$27,933	$20,435
'24	$17,627	$28,835	$21,441
'24	$16,477	$27,566	$20,093
'24	$17,227	$28,868	$20,940
'24	$16,769	$29,762	$20,518
'24	$18,294	$30,315	$22,180
'24	$17,811	$30,975	$22,179
'24	$17,798	$31,616	$22,494
'24	$17,316	$31,384	$22,210
'24	$18,904	$33,471	$24,170
'24	$17,544	$32,448	$22,434
'25	$18,116	$33,473	$23,198
'25	$17,659	$32,831	$22,340
'25	$16,592	$30,916	$21,126
'25	$16,147	$30,709	$20,515
'25	$16,957	$32,655	$21,686
'25	$17,811	$34,314	$22,666
'25	$18,326	$35,070	$23,060
'25	$19,489	$35,881	$24,270
'25	$19,886	$37,120	$24,519
'25	$19,872	$37,915	$24,455
'25	$20,607	$38,019	$25,159
'25	$20,740	$38,012	$25,291

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	18.21%	9.66%	7.57%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell 2500™ Value Index	12.73%	10.02%	9.72%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	82,883,840
Number of Portfolio Holdings	130
Portfolio Turnover Rate (%)	53
Total Net Advisory Fees Paid ($)	472,978

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	100%
Cash Equivalents	0%
Other Investments	0%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Financials	22%
Industrials	22%
Consumer Discretionary	10%
Information Technology	9%
Health Care	9%
Real Estate	8%
Materials	6%
Energy	4%
Utilities	4%
Communication Services	4%
Consumer Staples	3%

Ten Largest Equity Holdings

Holdings	18.3% of Net Assets
Revolution Medicines, Inc.	2.3%
Huntington Ingalls Industries, Inc.	2.0%
UMB Financial Corp.	2.0%
First BanCorp.	1.8%
Hancock Whitney Corp.	1.8%
MasTec, Inc.	1.8%
API Group Corp.	1.7%
Gaming and Leisure Properties, Inc.	1.7%
EnerSys	1.6%
EchoStar Corp.	1.6%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2025. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

Effective May 1, 2025, the Fund’s contractual cap on total annual operating expense for Class A shares changed from 0.81% to 0.84%. In addition, effective October 1, 2025, the Fund’s contractual cap on total annual operating expense for Class A shares changed from 0.84% to 0.80%. The caps exclude certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2SMCV-TSRA-A

R-104193-2 (02/26)

DWS Small Mid Cap Value VIP

Class B

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Small Mid Cap Value VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class B	$130	1.19%

Gross expense ratio as of the latest prospectus: 1.23%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class B shares of the Fund returned 17.85% for the period ended December 31, 2025. The Fund's broad-based index, the Russell 3000® Index, returned 17.15% for the same period, while the Fund's additional, more narrowly based index, the Russell 2500™ Value Index, returned 12.73%.

Stock selection was the primary driver of the Fund’s strong performance relative to the Russell 2500™ Index. The best results occurred in the industrials sector, where a number of individual holdings delivered outsize gains. The military shipbuilder Huntington Ingalls Industries, Inc. (2.0%) rallied on expectations for increased government contracts following President Trump’s announcement of a plan to expand the U.S. Navy. EnerSys (1.6%), a provider of stored energy systems for industrial applications that reported better-than-expected earnings over the second half of the year, was another key contributor, as was the general contractor Tutor Perini Corp. (1.0%) The engineering and construction firm MasTec, Inc. (1.8%) and the safety services provider API Group Corp. (1.7%) were additional contributors in industrials.

The Fund also outperformed in the health care sector. Ligand Pharmaceuticals, Inc. (1.1%), which reported consistent earnings increases, was the top contributor. Revolution Medicines, Inc. (2.3%) and Ionis Pharmaceuticals, Inc. (1.2%) also performed well thanks to an FDA drug approval and positive trial results, respectively.

Consumer discretionary was another area of strength thanks in part to a rally in the auto retailer Carvana,* which reported record sales volumes and improved its operational efficiency. EchoStar Corp. (1.6%), a satellite communications provider that monetized some of its spectrum assets, was the leading contributor in the portfolio as a whole.

Materials was the Fund’s weakest sector in terms of relative performance, largely as a result of a position in Graphic Packaging Holding Co. (0.8%). The stock fell due to weaker-than-expected earnings, profit margin pressures, and a leadership change. Information technology was also a challenging area. Although the Fund had a number of strong performers in the sector, certain holdings adversely affected results. Itron, Inc. (1.0%), a provider of technology that helps manage energy and water systems, and Verint Systems, Inc.,* a developer of customer engagement solutions, weighed on performance. Outside of these sectors, Owens Corning (1.1%) — which lagged due to concerns about weaker home construction trends — was the most notable detractor.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market.

The Russell 3000® Index is a broad-based index that represents the fund’s overall equity market.

Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

The Russell 2500™ Value Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class B	Russell 3000® Index	Russell 2500™ Value Index
'15	$10,000	$10,000	$10,000
'16	$9,323	$9,436	$9,387
'16	$9,335	$9,433	$9,488
'16	$10,088	$10,097	$10,333
'16	$10,372	$10,159	$10,534
'16	$10,428	$10,341	$10,720
'16	$10,029	$10,362	$10,784
'16	$10,561	$10,774	$11,275
'16	$10,765	$10,801	$11,376
'16	$10,744	$10,818	$11,451
'16	$10,519	$10,584	$11,108
'16	$11,367	$11,058	$12,173
'16	$11,647	$11,274	$12,520
'17	$11,773	$11,486	$12,589
'17	$11,927	$11,913	$12,823
'17	$11,941	$11,921	$12,723
'17	$11,951	$12,047	$12,710
'17	$11,699	$12,171	$12,434
'17	$11,872	$12,280	$12,765
'17	$12,051	$12,512	$12,864
'17	$11,814	$12,536	$12,641
'17	$12,540	$12,842	$13,254
'17	$12,619	$13,122	$13,326
'17	$13,007	$13,521	$13,762
'17	$12,827	$13,656	$13,817
'18	$12,942	$14,375	$13,991
'18	$12,274	$13,846	$13,304
'18	$12,468	$13,568	$13,451
'18	$12,537	$13,619	$13,597
'18	$12,897	$14,004	$14,156
'18	$12,853	$14,095	$14,231
'18	$13,038	$14,563	$14,514
'18	$13,372	$15,074	$14,844
'18	$13,073	$15,099	$14,611
'18	$11,903	$13,988	$13,362
'18	$12,114	$14,268	$13,615
'18	$10,733	$12,940	$12,110
'19	$11,868	$14,051	$13,463
'19	$12,325	$14,545	$13,883
'19	$12,026	$14,757	$13,698
'19	$12,444	$15,346	$14,178
'19	$11,570	$14,353	$13,109
'19	$12,197	$15,361	$13,957
'19	$12,378	$15,590	$14,048
'19	$11,523	$15,272	$13,364
'19	$12,055	$15,540	$13,975
'19	$12,178	$15,875	$14,177
'19	$12,482	$16,478	$14,525
'19	$12,986	$16,954	$14,963
'20	$12,644	$16,935	$14,418
'20	$11,219	$15,549	$13,028
'20	$8,540	$13,410	$9,780
'20	$9,650	$15,187	$11,073
'20	$9,929	$15,999	$11,579
'20	$10,015	$16,364	$11,794
'20	$10,411	$17,294	$12,149
'20	$10,679	$18,546	$12,701
'20	$10,229	$17,871	$12,212
'20	$10,400	$17,485	$12,488
'20	$11,996	$19,613	$14,673
'20	$12,842	$20,495	$15,693
'21	$13,024	$20,404	$16,040
'21	$14,095	$21,042	$17,467
'21	$14,867	$21,796	$18,334
'21	$15,663	$22,919	$19,121
'21	$16,149	$23,024	$19,509
'21	$15,966	$23,592	$19,252
'21	$15,804	$23,991	$18,970
'21	$16,052	$24,675	$19,370
'21	$15,609	$23,568	$18,853
'21	$16,268	$25,161	$19,749
'21	$15,868	$24,778	$19,061
'21	$16,700	$25,754	$20,053
'22	$15,663	$24,239	$19,034
'22	$15,868	$23,628	$19,344
'22	$16,030	$24,395	$19,752
'22	$14,897	$22,206	$18,413
'22	$15,150	$22,176	$18,766
'22	$13,499	$20,321	$16,712
'22	$14,765	$22,227	$18,329
'22	$14,335	$21,397	$17,754
'22	$12,816	$19,413	$15,959
'22	$14,192	$21,005	$17,644
'22	$14,688	$22,102	$18,530
'22	$14,005	$20,808	$17,429
'23	$15,403	$22,241	$19,170
'23	$15,073	$21,721	$18,628
'23	$14,390	$22,302	$17,672
'23	$14,137	$22,539	$17,437
'23	$13,697	$22,627	$16,939
'23	$14,890	$24,172	$18,445
'23	$15,724	$25,039	$19,526
'23	$15,041	$24,555	$18,774
'23	$14,149	$23,386	$17,769
'23	$13,408	$22,766	$16,772
'23	$14,554	$24,888	$18,295
'23	$16,048	$26,209	$20,214
'24	$15,550	$26,499	$19,647
'24	$16,210	$27,933	$20,435
'24	$17,102	$28,835	$21,441
'24	$15,982	$27,566	$20,093
'24	$16,707	$28,868	$20,940
'24	$16,252	$29,762	$20,518
'24	$17,727	$30,315	$22,180
'24	$17,260	$30,975	$22,179
'24	$17,236	$31,616	$22,494
'24	$16,769	$31,384	$22,210
'24	$18,305	$33,471	$24,170
'24	$16,978	$32,448	$22,434
'25	$17,531	$33,473	$23,198
'25	$17,088	$32,831	$22,340
'25	$16,043	$30,916	$21,126
'25	$15,601	$30,709	$20,515
'25	$16,380	$32,655	$21,686
'25	$17,216	$34,314	$22,666
'25	$17,698	$35,070	$23,060
'25	$18,817	$35,881	$24,270
'25	$19,200	$37,120	$24,519
'25	$19,171	$37,915	$24,455
'25	$19,880	$38,019	$25,159
'25	$20,007	$38,012	$25,291

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class B	17.85%	9.27%	7.18%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell 2500™ Value Index	12.73%	10.02%	9.72%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	82,883,840
Number of Portfolio Holdings	130
Portfolio Turnover Rate (%)	53
Total Net Advisory Fees Paid ($)	472,978

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	100%
Cash Equivalents	0%
Other Investments	0%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Financials	22%
Industrials	22%
Consumer Discretionary	10%
Information Technology	9%
Health Care	9%
Real Estate	8%
Materials	6%
Energy	4%
Utilities	4%
Communication Services	4%
Consumer Staples	3%

Ten Largest Equity Holdings

Holdings	18.3% of Net Assets
Revolution Medicines, Inc.	2.3%
Huntington Ingalls Industries, Inc.	2.0%
UMB Financial Corp.	2.0%
First BanCorp.	1.8%
Hancock Whitney Corp.	1.8%
MasTec, Inc.	1.8%
API Group Corp.	1.7%
Gaming and Leisure Properties, Inc.	1.7%
EnerSys	1.6%
EchoStar Corp.	1.6%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2025. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

Effective May 1, 2025, the Fund’s contractual cap on total annual operating expense for Class B shares changed from 1.17% to 1.21%. In addition, effective October 1, 2025, the Fund’s contractual cap on total annual operating expense for Class B shares changed from 1.21% to 1.17%. The caps exclude certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS2SMCV-TSRA-B

R-104193-2 (02/26)

(b) Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Deutsche DWS Variable Series II

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2025	$398,846	$0	$50,727	$0
2024	$398,846	$0	$50,727	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2025	$0	$1,318,734	$0
2024	$0	$637,276	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2025	$50,757	$1,318,734	$0	$1,369,461
2024	$50,757	$637,276	$0	$688,003

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2024 and 2025 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments.

Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Alternative Asset Allocation VIP

Contents
3	Investment Portfolio
5	Statement of Assets and Liabilities
5	Statement of Operations
6	Statements of Changes in Net Assets
7	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Mutual Funds 63.9%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)	1,815,654	13,944,223
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	11,858,623	70,677,397
DWS Floating Rate Fund "Institutional" (a)	5,238,722	38,661,767
DWS Global Macro Fund "Institutional" (a)	2,850,417	32,323,726
DWS RREEF Global Infrastructure Fund "Institutional" (a)	4,420,923	67,772,745
DWS RREEF Real Estate Securities Fund "Institutional" (a)	1,813,108	38,220,318
Total Mutual Funds (Cost $268,718,192)		261,600,176
Exchange-Traded Funds 35.7%
iShares JP Morgan USD Emerging Markets Bond ETF	386,003	37,164,369
iShares Preferred & Income Securities ETF	584,595	18,099,061
	Shares	Value ($)
State Street SPDR Bloomberg Convertible Securities ETF	797,734	71,157,873
Xtrackers RREEF Global Natural Resources ETF (b)	679,766	19,890,021
Total Exchange-Traded Funds (Cost $125,835,625)		146,311,324
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 3.77% (a) (c) (Cost $2,058,401)	2,058,401	2,058,401

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $396,612,218)	100.1	409,969,901
Other Assets and Liabilities, Net	(0.1)	(603,230)
Net Assets	100.0	409,366,671
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Mutual Funds 63.9%
DWS Emerging Markets Fixed Income Fund "Institutional" (a)
10,305,949	3,067,367	—	41,735	529,172	917,367	—	1,815,654	13,944,223
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
61,166,450	5,745,595	—	—	3,765,352	3,645,595	—	11,858,623	70,677,397
DWS Floating Rate Fund "Institutional" (a)
47,133,092	3,196,671	10,640,000	(1,216,725)	188,729	3,196,671	—	5,238,722	38,661,767
DWS Global Macro Fund "Institutional" (a)
35,619,091	733,344	8,200,000	275,787	3,895,504	733,343	—	2,850,417	32,323,726
DWS RREEF Global Infrastructure Fund "Institutional" (a)
65,900,312	8,729,871	8,300,000	272,790	1,169,772	1,569,307	5,360,563	4,420,923	67,772,745
DWS RREEF Real Estate Securities Fund "Institutional" (a)
38,270,670	996,997	—	—	(1,047,349)	996,997	—	1,813,108	38,220,318
Exchange-Traded Funds 4.9%
Xtrackers RREEF Global Natural Resources ETF (b)
16,872,876	—	933,709	60,824	3,890,030	544,253	—	679,766	19,890,021
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 3.77% (a) (c)
13,684,056	50,951,950	62,577,605	—	—	462,543	—	2,058,401	2,058,401
288,952,496	73,421,795	90,651,314	(565,589)	12,391,210	12,066,076	5,360,563	30,735,614	283,548,598

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Affiliated fund managed by DBX Advisors LLC.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 3

(c)	The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$261,600,176	$—	$—	$261,600,176
Exchange-Traded Funds	146,311,324	—	—	146,311,324
Short-Term Investments	2,058,401	—	—	2,058,401
Total	$409,969,901	$—	$—	$409,969,901
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated Underlying Funds, at value (cost $107,495,539)	$126,421,303
Investments in affiliated Underlying Funds, at value (cost $289,116,679)	283,548,598
Receivable for Fund shares sold	9,974
Due from Advisor	90,451
Other assets	5,820
Total assets	410,076,146
Liabilities
Payable for Fund shares redeemed	409,741
Accrued management fee	35,588
Accrued Trustees' fees	3,599
Other accrued expenses and payables	260,547
Total liabilities	709,475
Net assets, at value	$409,366,671
Net Assets Consist of
Distributable earnings (loss)	27,511,574
Paid-in capital	381,855,097
Net assets, at value	$409,366,671
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($60,642,152 ÷ 4,423,346 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.71
Class B
Net Asset Value, offering and redemption price per share ($348,724,519 ÷ 25,445,682 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.70
for the year ended December 31, 2025

Investment Income
Income:
Dividends	$4,601,673
Income distributions from affiliated Underlying Funds	12,066,076
Total income	16,667,749
Expenses:
Management fee	410,047
Administration fee	397,746
Services to shareholders	1,643
Record keeping fee (Class B)	476,153
Distribution service fee (Class B)	882,491
Custodian fee	5,778
Professional fees	72,510
Reports to shareholders	11,003
Registration fees	17
Trustees' fees and expenses	13,298
Other	57,404
Total expenses	2,328,090
Net investment income	14,339,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(565,589)
Sale of non-affiliated Underlying Funds	3,249,992
Capital gain distributions from affiliated Underlying Funds	5,360,563
Payments by affiliates (see Note E)	90,451
8,135,417
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	12,391,210
Non-affiliated Underlying Funds	4,524,129
16,915,339
Net gain (loss)	25,050,756
Net increase (decrease) in net assets resulting from operations	$39,390,415
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 5

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024
Operations:
Net investment income	$14,339,659	$15,536,255
Net realized gain (loss)	8,135,417	(3,512,035)
Change in net unrealized appreciation (depreciation)	16,915,339	10,427,863
Net increase (decrease) in net assets resulting from operations	39,390,415	22,452,083
Distributions to shareholders:
Class A	(2,283,285)	(2,039,349)
Class B	(13,155,373)	(12,519,630)
Total distributions	(15,438,658)	(14,558,979)
Fund share transactions:
Class A
Proceeds from shares sold	6,008,407	5,683,774
Reinvestment of distributions	2,283,285	2,039,349
Payments for shares redeemed	(7,383,236)	(3,390,305)
Net increase (decrease) in net assets from Class A share transactions	908,456	4,332,818
Class B
Proceeds from shares sold	10,266,385	6,600,254
Reinvestment of distributions	13,155,373	12,519,630
Payments for shares redeemed	(53,068,636)	(38,913,382)
Net increase (decrease) in net assets from Class B share transactions	(29,646,878)	(19,793,498)
Increase (decrease) in net assets	(4,786,665)	(7,567,576)
Net assets at beginning of period	414,153,336	421,720,912
Net assets at end of period	$409,366,671	$414,153,336

Other Information
Class A
Shares outstanding at beginning of period	4,352,668	4,006,960
Shares sold	453,131	444,138
Shares issued to shareholders in reinvestment of distributions	179,222	165,532
Shares redeemed	(561,675)	(263,962)
Net increase (decrease) in Class A shares	70,678	345,708
Shares outstanding at end of period	4,423,346	4,352,668
Class B
Shares outstanding at beginning of period	27,641,179	29,134,598
Shares sold	770,079	516,162
Shares issued to shareholders in reinvestment of distributions	1,030,178	1,013,735
Shares redeemed	(3,995,754)	(3,023,316)
Net increase (decrease) in Class B shares	(2,195,497)	(1,493,419)
Shares outstanding at end of period	25,445,682	27,641,179
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Financial Highlights
DWS Alternative Asset Allocation VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$12.95	$12.74	$12.99	$15.13	$13.70
Income (loss) from investment operations:
Net investment income[a]	.51	.52	.47	.88	1.04
Net realized and unrealized gain (loss)	.81	.18	.29	(1.93)	.69
Total from investment operations	1.32	.70	.76	(1.05)	1.73
Less distributions from:
Net investment income	(.56 )	(.48 )	(.89 )	(1.08)	(.30 )
Net realized gains	—	(.01 )	(.12 )	(.01 )	—
Total distributions	(.56 )	(.49 )	(1.01)	(1.09)	(.30 )
Net asset value, end of period	$13.71	$12.95	$12.74	$12.99	$15.13
Total Return (%)[b]	10.50	5.64	6.19	(7.42)	12.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	56	51	46	47
Ratio of expenses (%)[c,d]	.24	.23	.23	.23	.23
Ratio of net investment income (%)	3.86	4.02	3.76	6.44	7.13
Portfolio turnover rate (%)	18	25	0	12	19

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[d]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 7

DWS Alternative Asset Allocation VIP — Class B
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$12.94	$12.72	$12.98	$15.11	$13.68
Income (loss) from investment operations:
Net investment income[a]	.46	.46	.42	.80	.93
Net realized and unrealized gain (loss)	.80	.20	.28	(1.90)	.75
Total from investment operations	1.26	.66	.70	(1.10)	1.68
Less distributions from:
Net investment income	(.50 )	(.43 )	(.84 )	(1.02)	(.25 )
Net realized gains	—	(.01 )	(.12 )	(.01 )	—
Total distributions	(.50 )	(.44 )	(.96 )	(1.03)	(.25 )
Net asset value, end of period	$13.70	$12.94	$12.72	$12.98	$15.11
Total Return (%)[b]	10.03	5.30	5.67	(7.74)	12.35 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349	358	371	376	447
Ratio of expenses before expense reductions (%)[d,e]	.62	.61	.61	.61	.61
Ratio of expenses after expense reductions (%)[d,e]	.62	.61	.61	.61	.60
Ratio of net investment income (%)	3.44	3.60	3.35	5.81	6.37
Portfolio turnover rate (%)	18	25	0	12	19

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the year ended December 31, 2025, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 9

supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.
ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$14,281,912
Undistributed long-term capital gains	$7,494,137
Net unrealized appreciation (depreciation) on investments	$5,735,525
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $404,234,376. The net unrealized appreciation for all investments based on tax cost was $5,735,525. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $34,442,254 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $28,706,729.

10 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$15,438,658	$14,348,592
Distributions from long-term capital gains	$—	$210,387

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $22,469,845 and $28,073,709, respectively. Purchases and sales of Non-affiliated ETFs aggregated $49,204,395 and $56,185,033, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.
In addition, the Advisor and, when applicable, affiliates of the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.
The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At December 31, 2025, the Fund held approximately 27% of DWS Emerging Markets Fixed Income Fund, 9% of DWS Enhanced Commodity Strategy Fund, 36% of DWS Floating Rate Fund,

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 11

19% of DWS Global Macro Fund, 8% of DWS RREEF Global Infrastructure Fund and 59% of Xtrackers RREEF Global Natural Resources ETF.
For the period from January 1, 2025 through September 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.05%
Class B	1.43%
Effective October 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.06%
Class B	1.44%
The Fund indirectly bears its proportionate share of fees and expenses, including the management fee paid to the Advisor or, when applicable, affiliates of the Advisor or other investment advisors, incurred by the Underlying Funds in which it is invested.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $397,746, of which $33,924 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2025
Class A	$281	$47
Class B	409	69
	$690	$116
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2025, the Distribution Service Fee aggregated $882,491, of which $74,587 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $834, of which $182 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

12 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

D.
Ownership of the Fund
At December 31, 2025, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 73% and 19%, respectively. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 80% and 10%, respectively.
E.
Payments by Affiliates
During the year ended December 31, 2025, the Advisor agreed to reimburse the Fund $90,451 for an operation error incurred by the Fund. The amount reimbursed was 0.02% of the Fund’s average net assets.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

14 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Tax Information (Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,244,000 as capital gain dividends for its year ended December 31, 2025.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 15

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2025.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was equal to the median, in the 1st quartile and in the 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the

16 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	| 17

individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2AAA-BFE2025

18 |	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

VS2AAA-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS CROCI® U.S. VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 99.2%
Communication Services 10.5%
Entertainment 1.1%
Warner Bros Discovery, Inc.*	53,103	1,530,428
Interactive Media & Services 5.1%
Alphabet, Inc. "A"	15,130	4,735,690
Meta Platforms, Inc. "A"	4,061	2,680,626
		7,416,316
Media 3.9%
Fox Corp. "A"	78,592	5,742,717
Wireless Telecommunication Services 0.4%
T-Mobile U.S., Inc.	2,894	587,598
Consumer Discretionary 7.6%
Automobile Components 0.8%
Aptiv PLC*	15,940	1,212,875
Hotels, Restaurants & Leisure 3.4%
Boyd Gaming Corp.	40,098	3,417,953
Travel & Leisure Co.	21,228	1,497,211
		4,915,164
Household Durables 2.0%
D.R. Horton, Inc.	19,879	2,863,172
Specialty Retail 1.4%
AutoNation, Inc.*	6,206	1,281,415
Bath & Body Works, Inc.	38,483	772,739
		2,054,154
Consumer Staples 9.4%
Beverages 2.4%
Constellation Brands, Inc. "A"	2,611	360,213
Keurig Dr Pepper, Inc.	12,564	351,918
Molson Coors Beverage Co. "B" (a)	53,867	2,514,511
PepsiCo, Inc.	2,463	353,490
		3,580,132
Consumer Staples Distribution & Retail 0.3%
Dollar General Corp.	3,289	436,681
Food Products 4.9%
Kraft Heinz Co.	194,536	4,717,498
The J.M. Smucker Co.	24,500	2,396,345
		7,113,843
Tobacco 1.8%
Altria Group, Inc.	45,446	2,620,416
Energy 4.3%
Oil, Gas & Consumable Fuels 4.3%
Devon Energy Corp.	95,806	3,509,374
EOG Resources, Inc.	6,118	642,451
ONEOK, Inc.	27,635	2,031,173
		6,182,998
	Shares	Value ($)
Financials 16.3%
Banks 6.6%
Bank of America Corp.	24,029	1,321,595
Citigroup, Inc.	3,772	440,155
Fifth Third Bancorp.	8,879	415,626
JPMorgan Chase & Co.	11,243	3,622,719
Regions Financial Corp.	22,635	613,409
U.S. Bancorp.	34,605	1,846,523
Wells Fargo & Co.	14,892	1,387,934
		9,647,961
Capital Markets 2.7%
State Street Corp.	30,292	3,907,971
Consumer Finance 3.5%
Capital One Financial Corp.	3,856	934,540
Synchrony Financial	50,591	4,220,807
		5,155,347
Financial Services 3.5%
Fiserv, Inc.*	19,646	1,319,622
Global Payments, Inc.	20,909	1,618,357
PayPal Holdings, Inc.	36,259	2,116,800
		5,054,779
Health Care 24.9%
Biotechnology 5.0%
BioMarin Pharmaceutical, Inc.*	35,519	2,110,894
Gilead Sciences, Inc.	18,814	2,309,230
Regeneron Pharmaceuticals, Inc.	3,633	2,804,204
		7,224,328
Health Care Equipment & Supplies 4.3%
GE HealthCare Technologies, Inc.	5,741	470,877
Hologic, Inc.*	16,138	1,202,120
Medtronic PLC	20,968	2,014,186
Teleflex, Inc.	16,504	2,014,148
Zimmer Biomet Holdings, Inc.	6,560	589,875
		6,291,206
Health Care Providers & Services 1.4%
HCA Healthcare, Inc.	1,574	734,838
Tenet Healthcare Corp.*	6,492	1,290,090
		2,024,928
Pharmaceuticals 14.2%
Bristol-Myers Squibb Co.	82,395	4,444,387
Johnson & Johnson	21,097	4,366,024
Merck & Co., Inc.	49,531	5,213,633
Pfizer, Inc.	155,440	3,870,456
Viatris, Inc.	229,598	2,858,495
		20,752,995
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 3

	Shares	Value ($)
Industrials 9.0%
Aerospace & Defense 1.3%
Lockheed Martin Corp.	4,006	1,937,582
Building Products 1.2%
Allegion PLC	6,644	1,057,858
Masco Corp.	10,581	671,470
		1,729,328
Electrical Equipment 0.4%
Acuity, Inc.	1,786	643,031
Machinery 2.5%
Cummins, Inc.	3,439	1,755,438
PACCAR, Inc.	16,795	1,839,220
		3,594,658
Passenger Airlines 0.6%
Delta Air Lines, Inc.	12,589	873,676
Professional Services 2.8%
Leidos Holdings, Inc.	9,405	1,696,662
SS&C Technologies Holdings, Inc.	26,316	2,300,545
		3,997,207
Trading Companies & Distributors 0.2%
Ferguson Enterprises, Inc.	1,563	347,971
Information Technology 14.9%
Communications Equipment 1.0%
Cisco Systems, Inc.	20,160	1,552,925
IT Services 7.0%
Amdocs Ltd.	30,765	2,476,890
Cognizant Technology Solutions Corp. "A"	92,592	7,685,136
		10,162,026
Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.	13,417	3,448,035
QUALCOMM, Inc.	21,323	3,647,299
		7,095,334
	Shares	Value ($)
Software 1.1%
Gen Digital, Inc.	58,444	1,589,092
Technology Hardware, Storage & Peripherals 0.9%
Dell Technologies, Inc. "C"	10,210	1,285,235
Materials 2.3%
Construction Materials 0.5%
Amrize Ltd.*	13,678	739,706
Containers & Packaging 0.3%
Smurfit WestRock PLC	9,953	384,882
Metals & Mining 1.5%
Newmont Corp.	22,009	2,197,599
Total Common Stocks (Cost $114,718,435)		144,446,261
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 3.77% (b) (Cost $1,229,241)	1,229,241	1,229,241

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $115,947,676)	100.1	145,675,502
Other Assets and Liabilities, Net	(0.1)	(92,582)
Net Assets	100.0	145,582,920
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (b) (c)
—	0 (d)	—	—	—	826	—	—	—
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 3.77% (b)
890,296	11,910,186	11,571,241	—	—	33,028	—	1,229,241	1,229,241
890,296	11,910,186	11,571,241	—	—	33,854	—	1,229,241	1,229,241

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $1,913,880, which is 1.3% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $1,957,362.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$144,446,261	$—	$—	$144,446,261
Short-Term Investments	1,229,241	—	—	1,229,241
Total	$145,675,502	$—	$—	$145,675,502

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $114,718,435) — including $1,913,880 of securities loaned*	$144,446,261
Investment in DWS Central Cash Management Government Fund (cost $1,229,241)	1,229,241
Cash	3,415
Dividends receivable	185,202
Affiliated securities lending income receivable	185
Other assets	1,695
Total assets	145,865,999
Liabilities
Payable for Fund shares redeemed	126,172
Accrued management fee	70,058
Accrued Trustees' fees	2,350
Other accrued expenses and payables	84,499
Total liabilities	283,079
Net assets, at value	$145,582,920
Net Assets Consist of
Distributable earnings (loss)	47,550,149
Paid-in capital	98,032,771
Net assets, at value	$145,582,920
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($145,582,920 ÷ 7,735,603 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$18.82

*	The Fund held non-cash collateral having a value of $1,957,362.
for the year ended December 31, 2025

Investment Income
Income:
Dividends (net of foreign taxes withheld of $944)	$3,158,571
Income distributions — DWS Central Cash Management Government Fund	33,028
Affiliated securities lending income	826
Total income	3,192,425
Expenses:
Management fee	810,110
Administration fee	130,968
Services to shareholders	793
Custodian fee	4,361
Professional fees	72,590
Reports to shareholders	24,793
Trustees' fees and expenses	5,153
Other	25,422
Total expenses before expense reductions	1,074,190
Expense reductions	(119,444)
Total expenses after expense reductions	954,746
Net investment income	2,237,679
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	15,980,191
Change in net unrealized appreciation (depreciation) on investments	3,378,732
Net gain (loss)	19,358,923
Net increase (decrease) in net assets resulting from operations	$21,596,602
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024*
Operations:
Net investment income	$2,237,679	$1,823,526
Net realized gain (loss)	15,980,191	14,407,398
Change in net unrealized appreciation (depreciation)	3,378,732	6,444,825
Net increase (decrease) in net assets resulting from operations	21,596,602	22,675,749
Distributions to shareholders:
Class A	(13,636,482)	(2,052,433)
Class B	—	(30,147)
Total distributions	(13,636,482)	(2,082,580)
Fund share transactions:
Class A
Proceeds from shares sold	1,462,377	1,106,437
Reinvestment of distributions	13,636,482	2,052,433
Payments for shares redeemed	(15,945,313)	(15,998,911)
Net increase (decrease) in net assets from Class A share transactions	(846,454)	(12,840,041)
Class B
Proceeds from shares sold	—	911,815
Reinvestment of distributions	—	30,147
Payments for shares redeemed	—	(3,833,035)
Net increase (decrease) in net assets from Class B share transactions	—	(2,891,073)
Increase (decrease) in net assets	7,113,666	4,862,055
Net assets at beginning of period	138,469,254	133,607,199
Net assets at end of period	$145,582,920	$138,469,254

Other Information
Class A
Shares outstanding at beginning of period	7,658,923	8,399,063
Shares sold	87,626	64,796
Shares issued to shareholders in reinvestment of distributions	917,664	125,685
Shares redeemed	(928,610)	(930,621)
Net increase (decrease) in Class A shares	76,680	(740,140)
Shares outstanding at end of period	7,735,603	7,658,923
Class B
Shares outstanding at beginning of period	—	168,337
Shares sold	—	57,200
Shares issued to shareholders in reinvestment of distributions	—	1,835
Shares redeemed	—	(227,372)
Net increase (decrease) in Class B shares	—	(168,337)
Shares outstanding at end of period	—	—

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 7

Financial Highlights
DWS CROCI® U.S. VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$18.08	$15.59	$13.14	$16.05	$12.92
Income (loss) from investment operations:
Net investment income[a]	.29	.22	.24	.23	.24
Net realized and unrealized gain (loss)	2.32	2.52	2.45	(2.68)	3.17
Total from investment operations	2.61	2.74	2.69	(2.45)	3.41
Less distributions from:
Net investment income	(.25 )	(.25 )	(.24 )	(.25 )	(.28 )
Net realized gains	(1.62)	—	—	(.21 )	—
Total distributions	(1.87)	(.25 )	(.24 )	(.46 )	(.28 )
Net asset value, end of period	$18.82	$18.08	$15.59	$13.14	$16.05
Total Return (%)[b]	17.19	17.76	20.76	(15.40)	26.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	146	138	131	116	149
Ratio of expenses before expense reductions (%)[c]	.80	.78	.79	.79	.78
Ratio of expenses after expense reductions (%)[c]	.71	.68	.68	.65	.71
Ratio of net investment income (%)	1.66	1.31	1.69	1.66	1.62
Portfolio turnover rate (%)	76	60	60	60	99

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 9

generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

10 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$1,957,362	$—	$—	$—	$1,957,362
Gross amount of unrecognized liabilities related to non-cash collateral for securities lending transactions:					$1,957,362
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$4,003,515
Undistributed long-term capital gains	$14,209,896
Net unrealized appreciation (depreciation) on investments	$29,336,738
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $116,338,764. The net unrealized appreciation for all investments based on tax cost was $29,336,738. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $34,032,163 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $4,695,425.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$3,178,076	$2,082,580
Distributions from long-term capital gains	$10,458,406	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 11

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $102,555,603 and $114,950,002, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.600%
Next $750 million of such net assets	.575%
Next $1.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.525%
Next $2.5 billion of such net assets	.500%
Next $2.5 billion of such net assets	.475%
Next $2.5 billion of such net assets	.450%
Over $12.5 billion of such net assets	.425%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.
For the period January 1, 2025 through April 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.68%.
Effective May 1, 2025 through April 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.70%.
For the year ended December 31, 2025, fees waived and/or expenses reimbursed for Class A are $119,444.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $130,968, of which $12,026 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $554, of which $93 is unpaid.

12 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $594, of which $267 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2025, one Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 94%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS CROCI® U.S. VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI®  U.S. VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

14 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Tax Information (Unaudited)
The Fund paid distributions of $1.43 per share from net long-term capital gains during its year ended December 31, 2025.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $15,664,000 as capital gain dividends for its year ended December 31, 2025.
For corporate shareholders, 89% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2025, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 15

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2024.

16 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	| 17

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2CUS-BFE2025

18 |	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

VS2CUS-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Global Income Builder VIP

Contents
3	Investment Portfolio
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Tax Information
29	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 35.2%
Communication Services 3.1%
Entertainment 0.9%
NetEase, Inc. (ADR)	6,235	858,061
Walt Disney Co.	1,300	147,901
		1,005,962
Interactive Media & Services 2.2%
Alphabet, Inc. "A"	3,426	1,072,338
Alphabet, Inc. "C"	3,580	1,123,404
Tencent Holdings Ltd. (ADR)	4,936	377,851
		2,573,593
Consumer Discretionary 3.7%
Automobile Components 0.5%
Aptiv PLC*	7,200	547,848
Automobiles 0.6%
Mahindra & Mahindra Ltd. (GDR) REG S	16,269	673,537
Broadline Retail 0.9%
Amazon.com, Inc.*	4,800	1,107,936
Hotels, Restaurants & Leisure 1.7%
Booking Holdings, Inc.	170	910,406
Carnival Corp.*	10,883	332,367
Las Vegas Sands Corp.	10,300	670,427
Trip.com Group Ltd. (ADR)	300	21,573
		1,934,773
Consumer Staples 1.7%
Consumer Staples Distribution & Retail 0.9%
Alimentation Couche-Tard, Inc.	2,700	147,457
Costco Wholesale Corp.	1,022	881,311
		1,028,768
Household Products 0.1%
Reckitt Benckiser Group PLC	1,421	115,003
Tobacco 0.7%
Japan Tobacco, Inc. (a)	24,500	882,395
Energy 1.1%
Oil, Gas & Consumable Fuels 1.1%
Cenovus Energy, Inc.	39,800	673,313
Phillips 66	5,100	658,104
		1,331,417
Financials 6.3%
Banks 0.9%
Bank Hapoalim BM	4,491	101,640
DBS Group Holdings Ltd.	3,600	157,797
Erste Group Bank AG	222	26,623
HSBC Holdings PLC	22,924	362,473
	Shares	Value ($)
ING Groep NV	3,637	102,614
Itau Unibanco Holding SA (ADR) (Preferred)	25,647	183,633
Nordea Bank Abp	5,583	105,010
		1,039,790
Capital Markets 0.7%
Hong Kong Exchanges & Clearing Ltd.	3,400	177,857
UBS Group AG (Registered)	13,890	642,085
		819,942
Consumer Finance 0.5%
Synchrony Financial	6,713	560,066
Financial Services 0.3%
Investor AB "B"	9,377	334,967
PayPal Holdings, Inc.	964	56,278
		391,245
Insurance 3.9%
Allstate Corp.	4,500	936,675
Chubb Ltd.	2,700	842,724
Fairfax Financial Holdings Ltd.	57	108,634
Hannover Rueck SE	915	285,066
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Registered)	694	455,896
Progressive Corp.	200	45,544
QBE Insurance Group Ltd.	36,735	486,919
Travelers Companies, Inc.	4,605	1,335,726
		4,497,184
Health Care 3.3%
Biotechnology 0.1%
Argenx SE*	110	92,620
Health Care Equipment & Supplies 0.1%
Dexcom, Inc.*	1,025	68,030
Intuitive Surgical, Inc.*	145	82,122
		150,152
Pharmaceuticals 3.1%
AstraZeneca PLC	4,477	831,882
Eli Lilly & Co.	1,103	1,185,372
Novartis AG (Registered)	11,151	1,532,957
		3,550,211
Industrials 3.8%
Aerospace & Defense 0.7%
MTU Aero Engines AG	61	25,305
Safran SA	2,253	787,796
		813,101
Building Products 0.7%
Trane Technologies PLC	1,984	772,173
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 3

	Shares	Value ($)
Construction & Engineering 0.3%
Ferrovial SE	4,999	324,879
Electrical Equipment 0.4%
Prysmian SpA	2,840	285,435
Siemens Energy AG*	233	32,610
Vestas Wind Systems A/S	6,930	188,479
		506,524
Ground Transportation 0.9%
Central Japan Railway Co.	39,000	1,078,195
Machinery 0.6%
Dover Corp.	3,549	692,907
Passenger Airlines 0.0%
Ryanair Holdings PLC	1,342	46,536
Professional Services 0.1%
Experian PLC	801	36,315
Wolters Kluwer NV	192	19,935
		56,250
Transportation Infrastructure 0.1%
Transurban Group (Units)	7,098	67,153
Information Technology 9.4%
Communications Equipment 0.6%
Arista Networks, Inc.*	5,513	722,368
Electronic Equipment, Instruments & Components 1.7%
Amphenol Corp. "A"	14,277	1,929,394
Hon Hai Precision Industry Co., Ltd. (GDR) REG S	3,665	53,857
		1,983,251
IT Services 0.3%
Capgemini SE	1,217	203,565
CGI, Inc.	214	19,767
Cognizant Technology Solutions Corp. "A"	1,071	88,893
		312,225
Semiconductors & Semiconductor Equipment 3.0%
ASML Holding NV	305	330,207
Broadcom, Inc.	2,418	836,870
First Solar, Inc.*	2,000	522,460
NVIDIA Corp.	9,586	1,787,789
		3,477,326
Software 2.4%
Adobe, Inc.*	1,167	408,438
Autodesk, Inc.*	2,388	706,872
Intuit, Inc.	406	268,943
Microsoft Corp.	1,853	896,148
Palo Alto Networks, Inc.*	2,300	423,660
PTC, Inc.*	500	87,105
		2,791,166
	Shares	Value ($)
Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	1,000	271,860
Dell Technologies, Inc. "C"	3,700	465,756
Pure Storage, Inc. "A"*	3,656	244,989
Samsung Electronics Co., Ltd. (GDR) REG S	307	634,262
		1,616,867
Materials 1.3%
Chemicals 0.2%
Corteva, Inc.	2,500	167,575
Metals & Mining 1.1%
Agnico Eagle Mines Ltd.	2,300	390,039
BHP Group Ltd.	860	25,936
Gold Fields Ltd. (ADR)	3,696	161,367
Nucor Corp.	4,040	658,964
Teck Resources Ltd. "B"	1,300	62,237
		1,298,543
Real Estate 0.6%
Real Estate Management & Development 0.0%
Vonovia SE	2,367	68,163
Specialized REITs 0.6%
Equinix, Inc.	508	389,209
VICI Properties, Inc.	9,500	267,140
		656,349
Utilities 0.9%
Electric Utilities 0.9%
Constellation Energy Corp.	540	190,766
Edison International	14,826	889,856
		1,080,622
Total Common Stocks (Cost $35,693,759)		40,834,615
Preferred Stocks 1.9%
Financials 1.3%
AGNC Investment Corp., Series C (REIT), 3 mo. USD Term SOFR + 5.373%, 9.277% (b)	14,427	364,426
Fifth Third Bancorp., Series I, 3 mo. USD Term SOFR + 3.972%, 7.973% (b)	10,000	255,900
KeyCorp., Series E, 6.125%	10,000	247,800
Morgan Stanley, Series K, 5.85%	10,000	245,200
Wells Fargo & Co., Series Y, 5.625%	15,000	364,350
		1,477,676
Real Estate 0.6%
Kimco Realty Corp., Series L (REIT), 5.125%	15,000	303,000
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)
Prologis, Inc., Series Q (REIT), 8.54%	164	9,308
Simon Property Group, Inc., Series J (REIT), 8.375%	8,000	425,572
		737,880
Total Preferred Stocks (Cost $2,574,353)		2,215,556
Rights 0.0%
Health Care
ABIOMED, Inc.,* (c) (Cost $204)	200	204
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (c) (Cost $30,283)	170	1,812

	Principal Amount ($) (d)	Value ($)
Corporate Bonds 21.0%
Communication Services 1.0%
AT&T, Inc., 3.55%, 9/15/2055	110,000	73,221
Charter Communications Operating LLC:
5.85%, 12/1/2035 (a)	186,000	185,549
6.384%, 10/23/2035	100,000	103,205
Paramount Global:
4.2%, 6/1/2029	225,000	219,210
4.6%, 1/15/2045	60,000	41,608
4.95%, 1/15/2031	150,000	144,244
T-Mobile U.S.A., Inc., 6.0%, 6/15/2054	80,000	81,343
Videotron Ltd., 144A, 5.7%, 1/15/2035	185,000	189,121
Warnermedia Holdings, Inc., 4.279%, 3/15/2032	175,000	153,618
		1,191,119
Consumer Discretionary 0.8%
Ford Motor Credit Co. LLC:
4.125%, 8/17/2027	200,000	198,338
7.35%, 3/6/2030	200,000	214,645
General Motors Co.:
5.625%, 4/15/2030	212,000	220,888
6.25%, 4/15/2035 (a)	100,000	106,040
Marriott International, Inc., 5.5%, 4/15/2037	210,000	214,973
		954,884
Consumer Staples 0.2%
JBS USA Holding Lux SARL, 6.75%, 3/15/2034	200,000	220,960
	Principal Amount ($) (d)	Value ($)
Energy 5.6%
BP Capital Markets PLC, 6.125%, Perpetual	300,000	309,362
Buckeye Partners LP, 144A, 6.75%, 2/1/2030	450,000	472,388
Cheniere Energy, Inc., 4.625%, 10/15/2028	320,000	319,458
Columbia Pipelines Holding Co. LLC, 144A, 5.681%, 1/15/2034	100,000	103,033
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	400,000	394,727
144A, 5.8%, 12/15/2034	86,000	89,250
Ecopetrol SA, 7.75%, 2/1/2032	300,000	308,727
Enbridge, Inc., Series 20-A, 5.75%, 7/15/2080	200,000	201,900
Energy Transfer LP:
6.5%, 2/15/2056	270,000	269,107
7.125%, 10/1/2054	150,000	153,905
144A, 7.375%, 2/1/2031	85,000	88,312
8.0%, 5/15/2054	175,000	186,805
EQT Corp., 5.75%, 2/1/2034	225,000	235,045
Expand Energy Corp., 5.375%, 2/1/2029	205,000	205,004
HF Sinclair Corp.:
5.5%, 9/1/2032	156,000	158,117
5.75%, 1/15/2031	156,000	161,206
Kinetik Holdings LP, 144A, 6.625%, 12/15/2028	179,000	184,312
NuStar Logistics LP, 6.375%, 10/1/2030	565,000	594,661
Occidental Petroleum Corp., 8.875%, 7/15/2030	300,000	346,891
ONEOK, Inc., 144A, 6.5%, 9/1/2030	280,000	300,191
Petrobras Global Finance BV:
5.125%, 9/10/2030	225,000	220,484
6.25%, 1/10/2036	169,000	165,820
Phillips 66 Co.:
Series A, 5.875%, 3/15/2056	200,000	197,860
Series B, 6.2%, 3/15/2056	63,000	62,742
Plains All American Pipeline LP, 4.7%, 1/15/2031	65,000	65,367
Saudi Arabian Oil Co., 144A, 6.375%, 6/2/2055	210,000	219,588
Targa Resources Partners LP, 5.0%, 1/15/2028	200,000	200,050
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 5

	Principal Amount ($) (d)	Value ($)
Venture Global Calcasieu Pass LLC, 144A, 3.875%, 11/1/2033	180,000	154,334
Western Midstream Operating LP, 5.45%, 11/15/2034	92,000	92,659
		6,461,305
Financials 7.3%
Acrisure LLC, 144A, 6.75%, 7/1/2032	358,000	368,779
AerCap Ireland Capital DAC, 6.95%, 3/10/2055	200,000	209,567
Aircastle Ltd.:
Series A, 144A, 5.25%, Perpetual	130,000	129,354
144A, 5.75%, 10/1/2031	150,000	156,346
Bank of Montreal, Series 6, 6.875%, 11/26/2085	200,000	205,789
Beacon Funding Trust, 144A, 6.266%, 8/15/2054	145,000	147,208
Blackstone Private Credit Fund:
5.25%, 4/1/2030	98,000	97,270
6.0%, 11/22/2034	150,000	151,476
Block, Inc., 144A, 6.0%, 8/15/2033	23,000	23,612
BNP Paribas SA, 144A, 8.5%, Perpetual	280,000	297,136
Capital One Financial Corp., Series M, 3.95%, Perpetual (a)	350,000	345,793
Charles Schwab Corp.:
Series H, 4.0%, Perpetual	200,000	186,717
Series F, 5.0%, Perpetual	469,000	460,209
Citigroup, Inc.:
6.02%, 1/24/2036	190,000	199,004
Series EE, 6.75%, Perpetual	200,000	203,586
Series FF, 6.95%, Perpetual	175,000	180,421
First Citizens BancShares, Inc., 5.6%, 9/5/2035	240,000	239,583
Goldman Sachs BDC, Inc., 5.65%, 9/9/2030	170,000	170,605
HSBC Holdings PLC, 6.95%, Perpetual	300,000	311,396
JPMorgan Chase & Co.:
Series OO, 6.5%, Perpetual (a)	300,000	311,733
Series NN, 6.875%, Perpetual (a)	350,000	371,180
Liberty Mutual Group, Inc., 144A, 4.125%, 12/15/2051	270,000	266,232
M&T Bank Corp., 5.385%, 1/16/2036	230,000	233,715
	Principal Amount ($) (d)	Value ($)
Morgan Stanley, 5.664%, 4/17/2036	140,000	146,953
Navient Corp., 5.5%, 3/15/2029 (a)	286,000	283,900
Nordea Bank Abp, 144A, 6.3%, Perpetual	300,000	306,424
Royal Bank of Canada, 6.35%, 11/24/2084	450,000	439,755
Societe Generale SA, 144A, 6.221%, 6/15/2033 (a)	225,000	235,957
State Street Corp., Series K, 6.45%, Perpetual	298,000	308,737
Sumitomo Mitsui Financial Group, Inc., 6.45%, Perpetual	200,000	203,614
Synchrony Financial, 5.45%, 3/6/2031	200,000	205,060
The Goldman Sachs Group, Inc., Series Y, 6.125%, Perpetual (a)	329,000	333,590
Truist Financial Corp., Series N, 6.669%, Perpetual	300,000	300,820
UBS Group AG, 144A, 4.375%, Perpetual	200,000	183,413
Wells Fargo & Co., 6.85%, Perpetual	250,000	261,253
		8,476,187
Health Care 0.3%
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	150,000	144,830
CVS Health Corp.:
5.45%, 9/15/2035	100,000	102,361
6.2%, 9/15/2055	170,000	172,608
		419,799
Industrials 1.3%
BNSF Funding Trust I, 6.613%, 12/15/2055	250,000	250,120
Boeing Co., 6.858%, 5/1/2054	230,000	258,322
Delta Air Lines, Inc., 3.75%, 10/28/2029	135,000	131,996
Stanley Black & Decker, Inc., 6.707%, 3/15/2060	450,000	450,721
United Airlines Pass- Through Trust, “A”, Series 2023-1, 5.8%, 7/15/2037	279,891	292,374
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029	110,000	113,010
		1,496,543
Information Technology 0.9%
AppLovin Corp., 5.95%, 12/1/2054	83,000	82,203
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (d)	Value ($)
Foundry JV Holdco LLC, 144A, 6.1%, 1/25/2036	200,000	209,087
Global Payments, Inc., 5.55%, 11/15/2035	210,000	208,726
HP, Inc., 6.1%, 4/25/2035 (a)	160,000	169,002
Oracle Corp.:
5.375%, 9/27/2054	245,000	198,150
5.5%, 9/27/2064 (a)	75,000	59,854
5.95%, 9/26/2055	96,000	85,057
		1,012,079
Materials 0.8%
Celanese U.S. Holdings LLC, 6.85%, 11/15/2028	32,000	33,477
Chemours Co., 5.375%, 5/15/2027	350,000	350,850
Corp. Nacional del Cobre de Chile, 144A, 5.95%, 1/8/2034	200,000	209,122
Dow Chemical Co., 5.65%, 3/15/2036 (a)	160,000	159,293
Olin Corp., 5.0%, 2/1/2030 (a)	200,000	196,654
		949,396
Real Estate 0.5%
CBRE Services, Inc., 5.5%, 6/15/2035	90,000	92,911
Iron Mountain, Inc., 144A, (REIT), 6.25%, 1/15/2033	500,000	504,183
		597,094
Utilities 2.3%
Alpha Generation LLC, 144A, 6.25%, 1/15/2034	429,000	432,851
CMS Energy Corp., 3.75%, 12/1/2050	350,000	322,734
Dominion Energy, Inc., 6.625%, 5/15/2055	187,000	192,696
Exelon Corp., 6.5%, 3/15/2055	133,000	138,392
NextEra Energy Capital Holdings, Inc.:
6.375%, 8/15/2055	350,000	361,286
6.75%, 6/15/2054	98,000	104,623
NRG Energy, Inc., 144A, 5.407%, 10/15/2035	101,000	100,893
Pacific Gas and Electric Co., 5.9%, 10/1/2054	52,000	49,837
PG&E Corp., 7.375%, 3/15/2055	100,000	104,149
Sempra, 4.125%, 4/1/2052	390,000	382,074
	Principal Amount ($) (d)	Value ($)
Southern Co., Series 21-A, 3.75%, 9/15/2051	215,000	211,956
Southwestern Public Service Co., 6.0%, 6/1/2054	220,000	224,757
		2,626,248
Total Corporate Bonds (Cost $23,974,148)		24,405,614
Asset-Backed 6.6%
Automobile Receivables 0.9%
Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2022-5A, 144A, 6.24%, 4/20/2027	133,333	133,701
CPS Auto Receivables Trust, “C”, Series 2023-C, 144A, 6.27%, 10/15/2029	85,747	86,318
Exeter Automobile Receivables Trust, “C”, Series 2025-3A, 5.09%, 10/15/2031	59,000	59,914
Foursight Capital Automobile Receivables Trust, “C”, Series 2023-2, 144A, 6.21%, 4/16/2029	250,000	254,866
Hertz Vehicle Financing III LLC, “C”, Series 2023-1A, 144A, 6.91%, 6/25/2027	340,000	341,654
Santander Drive Auto Receivables Trust, “C”, Series 2023-3, 5.77%, 11/15/2030	100,000	101,856
Securitized Term Auto Receivables Trust, “C”, Series 2025-A, 144A, 5.185%, 7/25/2031	31,121	31,418
		1,009,727
Credit Card Receivables 0.5%
Brex Commercial Charge Card Master Trust, “A1”, Series 2024-1, 144A, 6.05%, 7/15/2027	100,000	100,302
Mercury Financial Credit Card Master Trust, “A”, Series 2024-2A, 144A, 6.56%, 7/20/2029	200,000	201,093
Mission Lane Credit Card Master Trust, “A”, Series 2024-B, 144A, 5.88%, 1/15/2030	250,000	251,733
		553,128
Home Equity Loans 0.3%
RCKT Mortgage Trust:
“A1A”, Series 2024-CES7, 144A, 5.158%, 10/25/2044	170,188	170,726
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 7

	Principal Amount ($) (d)	Value ($)
“A1B”, Series 2024-CES9, 144A, 5.683%, 12/25/2044	78,782	79,480
Towd Point Mortgage Trust, “A1”, Series 2025-CRM1, 144A, 5.799%, 1/25/2065	80,792	81,467
		331,673
Miscellaneous 4.9%
Allegro CLO V-S Ltd., “B1”, Series 2024-2A, 144A, 3 mo. USD Term SOFR + 1.9%, 5.765% (b), 7/24/2037	500,000	501,062
Apidos CLO XXIV Ltd., “A1AL”, Series 2016-24A, 144A, 3 mo. USD Term SOFR + 1.212%, 5.096% (b), 10/20/2030	113,495	113,509
ARES LXXVII CLO Ltd., “A2”, Series 2025-77A, 144A, 3 mo. USD Term SOFR + 1.6%, 5.494% (b), 7/15/2038	250,000	250,670
ARES XLI CLO Ltd., “BR”, Series 2016-41A, 144A, 3 mo. USD Term SOFR + 1.712%, 5.616% (b), 4/15/2034	500,000	501,447
Cloud Capital Holdco LP, “A2”, Series 2024-1A, 144A, 5.781%, 11/22/2049	150,000	151,092
Compass Datacenters Issuer III LLC, “A2”, Series 2025-3A, 144A, 5.286%, 7/25/2050	84,000	84,505
Elmwood CLO 43 Ltd., “B”, Series 2025-6A, 144A, 3 mo. USD Term SOFR + 1.7%, 6.019% (b), 7/20/2038	250,000	251,046
Frontier Issuer LLC, “A2”, Series 2023-1, 144A, 6.6%, 8/20/2053	250,000	252,290
HINNT LLC:
“B”, Series 2025-B, 144A, 4.75%, 5/15/2045	242,743	243,397
“B”, Series 2024-A, 144A, 5.84%, 3/15/2043	46,243	47,207
HPEFS Equipment Trust, “C”, Series 2025-2A, 144A, 4.41%, 11/22/2032	100,000	99,997
Jersey Mike's Funding LLC, “A2”, Series 2024-1A, 144A, 5.636%, 2/15/2055	119,100	121,494
Mosaic Solar Loan Trust, “B”, Series 2023-1A, 144A, 6.92%, 6/20/2053	257,960	201,773
	Principal Amount ($) (d)	Value ($)
MVW LLC, “B”, Series 2025-2A, 144A, 4.72%, 10/20/2044	148,113	148,296
Octagon 63 Ltd., “A2”, Series 2024-2A, 144A, 3 mo. USD Term SOFR + 1.71%, 5.594% (b), 7/20/2037	350,000	350,488
Rad CLO 23 Ltd., “A1”, Series 2024-23A, 144A, 3 mo. USD Term SOFR + 1.6%, 5.484% (b), 4/20/2037	500,000	501,225
Regatta 34 Funding Ltd., “A2”, Series 2025-3A, 144A, 3 mo. USD Term SOFR + 1.75%, 5.868% (b), 7/20/2038	250,000	250,874
SERVPRO Master Issuer LLC, “A2”, Series 2025- 1A, 144A, 5.525%, 10/25/2055	250,000	248,804
Sixth Street CLO XIV Ltd., “A2R2”, Series 2019-14A, 144A, 3 mo. USD Term SOFR + 1.4%, 5.27% (b), 1/20/2038	400,000	398,794
Switch ABS Issuer LLC:
“A2”, Series 2024-2A, 144A, 5.436%, 6/25/2054	100,000	100,292
“A2”, Series 2024-1A, 144A, 6.28%, 3/25/2054	200,000	201,984
Taco Bell Funding LLC, “A2II”, Series 2025-1A, 144A, 5.049%, 8/25/2055	62,000	61,765
Texas Debt Capital CLO Ltd., “A2R”, Series 2023- 1A, 144A, 3 mo. USD Term SOFR + 1.55%, 5.434% (b), 7/20/2038	300,000	301,153
Wendy's Funding LLC, “A2I”, Series 2025-1A, 144A, 5.422%, 12/15/2055	250,000	249,261
Wingstop Funding LLC, “A2”, Series 2024-1A, 144A, 5.858%, 12/5/2054	100,000	102,749
		5,735,174
Total Asset-Backed (Cost $7,635,378)		7,629,702
Mortgage-Backed Securities Pass- Throughs 4.0%
Federal Home Loan Mortgage Corp.: 6.0%, with various maturities from 3/1/2038 until 1/1/2055	472,263	488,916
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($) (d)	Value ($)
Federal National Mortgage Association:
4.5%, 9/1/2035	2,202	2,218
5.0%, 1/1/2056, TBA	400,000	398,930
5.5%, 1/1/2056, TBA	700,000	709,730
6.0%, 2/1/2055	469,086	484,789
Government National Mortgage Association, 5.5%, 1/1/2056, TBA	2,500,000	2,523,500
Total Mortgage-Backed Securities Pass-Throughs (Cost $4,580,401)		4,608,083
Commercial Mortgage-Backed Securities 2.3%
20 Times Square Trust, “C”, Series 2018-20TS, 144A, 3.1% (b), 5/15/2035	200,000	187,500
BAHA Trust, “A”, Series 2024-MAR, 144A, 5.972% (b), 12/10/2041	169,000	174,920
BPR Trust, “B”, Series 2021- TY, 144A, 1 mo. USD Term SOFR + 1.264%, 5.015% (b), 9/15/2038	100,000	99,879
BX Trust:
“D”, Series 2019-OC11, 144A, 3.944% (b), 12/9/2041	150,000	142,881
“B”, Series 2025-ARIA, 144A, 5.177%, 12/13/2042	100,000	100,644
BXP Trust, “B”, Series 2021- 601L, 144A, 2.775% (b), 1/15/2044	250,000	218,437
IRV Trust, “C”, Series 2025- 200P, 144A, 5.73% (b), 3/14/2047	127,000	128,886
JPMorgan Chase Commercial Mortgage Securities Trust:
“A”, Series 2021-1MEM, 144A, 2.516%, 10/9/2042	250,000	210,787
“A”, Series 2016-NINE, 144A, 2.854% (b), 9/6/2038	187,000	184,933
“A”, Series 2019-OSB, 144A, 3.397%, 6/5/2039	250,000	236,677
“A”, Series 2018-PHH, 144A, 1 mo. USD Term SOFR + 1.257%, 5.007% (b), 6/15/2035	387,634	326,083
JW Commercial Mortgage Trust, “B”, Series 2024- MRCO, 144A, 1 mo. USD Term SOFR + 1.941%, 5.691% (b), 6/15/2039	190,000	190,411
	Principal Amount ($) (d)	Value ($)
KIND Trust, “A”, Series 2021- KIND, 144A, 1 mo. USD Term SOFR + 1.064%, 4.82% (b), 8/15/2038	99,172	98,763
ROCK Trust, “A”, Series 2024-CNTR, 144A, 5.388%, 11/13/2041	159,000	163,353
SWCH Commercial Mortgage Trust, “A”, Series 2025-DATA, 144A, 1 mo. USD Term SOFR + 1.443%, 5.193% (b), 2/15/2042	200,000	198,138
Total Commercial Mortgage-Backed Securities (Cost $2,544,262)		2,662,292
Collateralized Mortgage Obligations 3.8%
Federal National Mortgage Association:
“AO”, Series 2023-53, Principal Only, Zero Coupon, 11/25/2053	321,291	286,693
“FE”, Series 2024-87, 30 day USD SOFR Average + 1.85%, 5.724% (b), 12/25/2054	398,878	404,396
“FG”, Series 2023-53, 30 day USD SOFR Average + 1.9%, 5.774% (b), 11/25/2053	1,889,545	1,921,232
“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	27,423	3,808
Freddie Mac Structured Agency Credit Risk Debt Notes, “M2”, Series 2019-DNA2, 144A, 30 day USD SOFR Average + 2.564%, 6.439% (b), 3/25/2049	114,258	115,731
Government National Mortgage Association:
“QI”, Series 2021-225, Interest Only, 2.5%, 12/20/2051	1,346,352	184,436
“SG”, Series 2025-60, 14.875% minus (2.5 x 30 day USD SOFR Average), 5.081% (b), 4/20/2055	434,865	431,813
“AZ”, Series 2023-120, 5.5%, 8/20/2053	235,160	235,703
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 9

	Principal Amount ($) (d)		Value ($)
JPMorgan Mortgage Trust:
“A11”, Series 2024-6, 144A, 30 day USD SOFR Average + 1.25%, 5.124% (b), 12/25/2054		82,302	82,134
“A1”, Series 2025-DSC1, 144A, 5.577% (b), 9/25/2065		187,715	189,570
Sequoia Mortgage Trust, “A3”, Series 2024-INV1, 144A, 5.5%, 10/25/2054		348,120	350,337
Western Alliance Bank, “M1”, Series 2021-CL2, 144A, 30 day USD SOFR Average + 3.15%, 7.024% (b), 7/25/2059		209,013	219,838
Total Collateralized Mortgage Obligations (Cost $4,303,657)			4,425,691
Government & Agency Obligations 14.3%
Sovereign Bonds 3.4%
African Development Bank, 5.875%, Perpetual		200,000	199,555
Brazilian Government International Bond, 6.0%, 10/20/2033		200,000	202,100
Colombia Government International Bond, 5.0%, 9/19/2032	EUR	755,000	849,360
Eagle Funding Luxco SARL, 144A, 5.5%, 8/17/2030		400,000	407,436
Hungary Government Bond, 1.5%, 8/26/2026	HUF	204,000,000	607,041
Indonesia Government International Bond, 4.75%, 9/10/2034		300,000	299,484
Mexico Cetes, Zero Coupon, 3/5/2026	MXN	22,000,000	1,206,766
Mexico Government International Bond, 6.875%, 5/13/2037		200,000	213,400
			3,985,142
U.S. Treasury Obligations 10.9%
U.S. Treasury Bills, 3.613% (e), 8/6/2026 (f)		3,900,000	3,820,312
	Principal Amount ($) (d)	Value ($)
U.S. Treasury Bonds, 4.625%, 2/15/2055	513,700	494,818
U.S. Treasury Notes:
3.875%, 7/31/2027	5,976,900	6,011,687
3.875%, 8/31/2032	250,000	249,346
4.0%, 3/31/2030	875,600	886,750
4.25%, 8/15/2035	1,104,100	1,112,036
		12,574,949
Total Government & Agency Obligations (Cost $16,467,678)		16,560,091

	Shares	Value ($)
Exchange-Traded Funds 2.7%
VanEck JP Morgan EM Local Currency Bond ETF (a) (Cost $3,080,690)	119,225	3,078,390
Securities Lending Collateral 4.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (g) (h) (Cost $5,395,304)	5,395,304	5,395,304
Cash Equivalents 10.4%
DWS Central Cash Management Government Fund, 3.77% (g) (Cost $12,060,994)	12,060,994	12,060,994

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $118,341,111)	106.8	123,878,348
Other Assets and Liabilities, Net	(6.8)	(7,940,581)
Net Assets	100.0	115,937,767
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 4.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (g) (h)
2,815,627	2,579,677 (i)	—	—	—	11,931	—	5,395,304	5,395,304
Cash Equivalents 10.4%
DWS Central Cash Management Government Fund, 3.77% (g)
4,085,757	78,042,512	70,067,275	—	—	299,461	—	12,060,994	12,060,994
6,901,384	80,622,189	70,067,275	—	—	311,392	—	17,456,298	17,456,298

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $5,219,958, which is 4.5% of net assets.

(b)
Variable or floating rate security. These securities are shown at their current rate as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(c)	Investment was valued using significant unobservable inputs.
(d)	Principal amount stated in U.S. dollars unless otherwise noted.
(e)	Annualized yield at time of purchase; not a coupon rate.
(f)	At December 31, 2025, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.

144A: Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
FTSE: Financial Times and the London Stock Exchange
GDR: Global Depositary Receipt
Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
Perpetual: Callable security with no stated maturity date.
Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor's
SOFR: Secured Overnight Financing Rate
TBA: To Be Announced
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 11

At December 31, 2025, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/31/2026	53	5,797,781	5,793,148	(4,633)
DAX Index	EUR	3/20/2026	4	2,860,468	2,901,569	41,101
E-mini S&P 500 Index	USD	3/20/2026	11	3,831,725	3,790,875	(40,850)
Eurex 10 Year Euro BUND	EUR	3/6/2026	15	2,278,222	2,248,804	(29,418)
Eurex STOXX Europe 600 Index	EUR	3/20/2026	58	1,990,804	2,027,808	37,004
EURO STOXX 50 Index	EUR	3/20/2026	49	3,334,241	3,363,528	29,287
FTSE 100 Index	GBP	3/20/2026	16	2,104,560	2,143,996	39,436
MSCI Emerging Markets Index	USD	3/20/2026	45	3,134,399	3,175,650	41,251
MSCI World Index	USD	3/20/2026	96	13,789,136	13,881,600	92,464
Russell E-Mini 2000 Index	USD	3/20/2026	20	2,554,420	2,498,000	(56,420)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2026	12	1,384,406	1,380,188	(4,218)
Ultra Long U.S. Treasury Bond	USD	3/20/2026	12	1,447,440	1,416,000	(31,440)
Total net unrealized appreciation						113,564
At December 31, 2025, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
U.S. Treasury Long Bond	USD	3/20/2026	1	117,208	115,594	1,614

At December 31, 2025, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,093,639	GBP	817,500	1/9/2026	8,307	State Street Bank and Trust
JPY	139,164,000	USD	909,106	1/9/2026	20,426	Morgan Stanley
USD	2,567,420	SEK	24,150,000	2/11/2026	60,874	Citigroup, Inc.
USD	1,515,903	GBP	1,130,000	3/17/2026	7,008	Citigroup, Inc.
JPY	232,500,000	USD	1,513,424	3/17/2026	20,039	State Street Bank and Trust
JPY	350,000,000	USD	2,278,270	3/17/2026	30,164	BNP Paribas
Total unrealized appreciation					146,818

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	919,137	JPY	139,164,000	1/9/2026	(30,458)	State Street Bank and Trust
SEK	24,150,000	USD	2,609,085	2/11/2026	(19,209)	Morgan Stanley
USD	2,270,878	EUR	1,920,000	3/17/2026	(6,988)	Morgan Stanley
Total unrealized depreciation					(56,655)
Currency Abbreviation(s)

EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$3,579,555	$—	$—	$3,579,555
Consumer Discretionary	4,264,094	—	—	4,264,094
Consumer Staples	1,028,768	997,398	—	2,026,166
Energy	1,331,417	—	—	1,331,417
Financials	4,069,280	3,238,947	—	7,308,227
Health Care	1,335,524	2,457,459	—	3,792,983
Industrials	1,465,080	2,892,638	—	4,357,718
Information Technology	10,369,431	533,772	—	10,903,203
Materials	1,440,182	25,936	—	1,466,118
Real Estate	656,349	68,163	—	724,512
Utilities	1,080,622	—	—	1,080,622
Preferred Stocks (a)	2,215,556	—	—	2,215,556
Rights	—	—	204	204
Warrants	—	—	1,812	1,812
Corporate Bonds (a)	—	24,405,614	—	24,405,614
Asset-Backed (a)	—	7,629,702	—	7,629,702
Mortgage-Backed Securities Pass-Throughs	—	4,608,083	—	4,608,083
Commercial Mortgage-Backed Securities	—	2,662,292	—	2,662,292
Collateralized Mortgage Obligations	—	4,425,691	—	4,425,691
Government & Agency Obligations (a)	—	16,560,091	—	16,560,091
Exchange-Traded Funds	3,078,390	—	—	3,078,390
Short-Term Investments (a)	17,456,298	—	—	17,456,298
Derivatives (b)
Futures Contracts	282,157	—	—	282,157
Forward Foreign Currency Contracts	—	146,818	—	146,818
Total	$53,652,703	$70,652,604	$2,016	$124,307,323
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(166,979)	$—	$—	$(166,979)
Forward Foreign Currency Contracts	—	(56,655)	—	(56,655)
Total	$(166,979)	$(56,655)	$—	$(223,634)
During the year ended December 31, 2025, the amount of transfers between Level 3 and Level 2 was $99,999. The investments transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.Transfers between price levels are recognized at the beginning of the reporting period.

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 13

Statement of Assets and Liabilities

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $100,884,813) — including $5,219,958 of securities loaned	$106,422,050
Investment in DWS Government & Agency Securities Portfolio (cost $5,395,304)*	5,395,304
Investment in DWS Central Cash Management Government Fund (cost $12,060,994)	12,060,994
Cash	20,000
Foreign currency, at value (cost $382,494)	387,416
Receivable for Fund shares sold	80,070
Dividends receivable	51,169
Interest receivable	640,444
Affiliated securities lending income receivable	2,434
Unrealized appreciation on forward foreign currency contracts	146,818
Foreign taxes recoverable	91,206
Other assets	1,782
Total assets	125,299,687
Liabilities
Payable upon return of securities loaned	5,395,304
Payable for investments purchased — TBA purchase commitments	3,631,047
Payable for Fund shares redeemed	34,429
Payable for variation margin on futures contracts	80,455
Unrealized depreciation on forward foreign currency contracts	56,655
Accrued management fee	36,365
Accrued Trustees' fees	2,034
Other accrued expenses and payables	125,631
Total liabilities	9,361,920
Net assets, at value	$115,937,767
Net Assets Consist of
Distributable earnings (loss)	16,482,858
Paid-in capital	99,454,909
Net assets, at value	$115,937,767
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($115,937,767 ÷ 5,187,163 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$22.35

*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Operations
for the year ended December 31, 2025

Investment Income
Income:
Interest (net of foreign taxes withheld of $627)	$3,646,214
Dividends (net of foreign taxes withheld of $25,292)	716,281
Income distributions — DWS Central Cash Management Government Fund	299,461
Affiliated securities lending income	11,931
Total income	4,673,887
Expenses:
Management fee	413,575
Administration fee	108,424
Services to shareholders	1,172
Custodian fee	19,075
Audit fee	73,208
Legal fees	15,225
Tax fees	8,948
Reports to shareholders	28,561
Trustees' fees and expenses	4,487
Other	24,657
Total expenses	697,332
Net investment income	3,976,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,604,433
Swap contracts	(148,035)
Futures	2,702,255
Forward foreign currency contracts	34,805
Foreign currency	25,883
5,219,341
Change in net unrealized appreciation (depreciation) on:
Investments	5,378,172
Swap contracts	94,203
Futures	1,697,077
Forward foreign currency contracts	102,888
Foreign currency	30,595
7,302,935
Net gain (loss)	12,522,276
Net increase (decrease) in net assets resulting from operations	$16,498,831
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 15

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024*
Operations:
Net investment income	$3,976,555	$4,678,293
Net realized gain (loss)	5,219,341	18,760,994
Change in net unrealized appreciation (depreciation)	7,302,935	(13,765,383)
Net increase (decrease) in net assets resulting from operations	16,498,831	9,673,904
Distributions to shareholders:
Class A	(19,429,219)	(3,884,542)
Fund share transactions:
Class A
Proceeds from shares sold	3,651,563	3,418,389
Reinvestment of distributions	19,429,219	3,884,542
Payments for shares redeemed	(14,335,042)	(12,523,916)
Net increase (decrease) in net assets from Class A share transactions	8,745,740	(5,220,985)
Class B
Payments for shares redeemed	—	(13,634)
Net increase (decrease) in net assets from Class B share transactions	—	(13,634)
Increase (decrease) in net assets	5,815,352	554,743
Net assets at beginning of period	110,122,415	109,567,672
Net assets at end of period	$115,937,767	$110,122,415

Other Information
Class A
Shares outstanding at beginning of period	4,657,291	4,871,473
Shares sold	168,129	146,800
Shares issued to shareholders in reinvestment of distributions	1,016,173	177,782
Shares redeemed	(654,430)	(538,764)
Net increase (decrease) in Class A shares	529,872	(214,182)
Shares outstanding at end of period	5,187,163	4,657,291
Class B
Shares outstanding at beginning of period	—	583
Shares redeemed	—	(583)
Net increase (decrease) in Class B shares	—	(583)
Shares outstanding at end of period	—	—

*	Includes Class B for the period from January 1, 2024 to March 25, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

16 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Financial Highlights
DWS Global Income Builder VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$23.65	$22.49	$20.22	$26.78	$25.07
Income (loss) from investment operations:
Net investment income[a]	.78	.98	.73	.61	.62
Net realized and unrealized gain (loss)	2.23	1.00	2.21	(4.47)	2.08
Total from investment operations	3.01	1.98	2.94	(3.86)	2.70
Less distributions from:
Net investment income	(1.12)	(.82 )	(.67 )	(.69 )	(.62 )
Net realized gains	(3.19)	—	—	(2.01)	(.37 )
Total distributions	(4.31)	(.82 )	(.67 )	(2.70)	(.99 )
Net asset value, end of period	$22.35	$23.65	$22.49	$20.22	$26.78
Total Return (%)	15.80	9.10	14.89	(14.98)	10.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	110	110	103	131
Ratio of expenses (%)[b]	.62	.63	.65	.65	.61
Ratio of net investment income (%)	3.56	4.20	3.47	2.80	2.36
Portfolio turnover rate (%)	165	294	180	95	104

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 17

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors

18 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 19

or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$836,000	$—	$—	$—	$836,000
Corporate Bonds	2,113,354	—	—	—	2,113,354
Exchange-Traded Funds	2,445,950	—	—	—	2,445,950
Total Borrowings	$5,395,304	$—	$—	$—	$5,395,304
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$5,395,304
When-Issued, Delayed-Delivery Securities and Forward-Commitment Transactions. The Fund may purchase or sell securities on a when-issued, delayed-delivery or forward- commitment basis, including To Be Announced (TBA) purchase and sell commitments, with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. The Fund may sell a TBA purchase commitment before the settlement date or enter into a new commitment to extend the delivery date into the future. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the TBA purchase or sell commitment.
Certain risks may arise upon entering into when-issued, delayed-delivery or forward-commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of

20 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in derivatives, premium amortization on debt securities and additional income recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$8,461,099
Undistributed long-term capital gains	$2,500,928
Net unrealized appreciation (depreciation) on investments	$5,524,497
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $118,353,851. The net unrealized appreciation for all investments based on tax cost was $5,524,497. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $7,586,399 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,061,902.
In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$7,540,527	$3,884,542
Distributions from long-term capital gains	$11,888,692	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

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The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2025, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
There were no open interest rate swap contracts as of December 31, 2025. For the year ended December 31, 2025, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $5,100,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2025, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of December 31, 2025, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2025, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $38,794,000 to $75,428,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $116,000 to $9,384,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2025, the Fund entered into forward currency contracts in order to hedge its exposure

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to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2025, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2025, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $7,310,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $4,491,000 to $10,105,000.
The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2025 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$280,543	$280,543
Interest Rate Contracts (a)	—	1,614	1,614
Foreign Exchange Contracts (b)	146,818	—	146,818
	$146,818	$282,157	$428,975
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)
Futures contracts are reported in the table above using cumulative appreciation of futures contracts, as reported in the futures contracts table following the Fund’s Investment Portfolio; within the Statement of Assets and Liabilities, the variation margin at period end is reported as Receivable (Payable) for variation margin on futures contracts.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(97,270)	$(97,270)
Interest Rate Contracts (a)	—	(69,709)	(69,709)
Foreign Exchange Contracts (b)	(56,655)	—	(56,655)
	$(56,655)	$(166,979)	$(223,634)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)
Futures contracts are reported in the table above using cumulative depreciation of futures contracts, as reported in the futures contracts table following the Fund’s Investment Portfolio; within the Statement of Assets and Liabilities, the variation margin at period end is reported as Receivable (Payable) for variation margin on futures contracts.

(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2025 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$2,592,031	$2,592,031
Interest Rate Contracts (a)	—	(148,035)	110,224	(37,811)
Foreign Exchange Contracts (a)	34,805	—	—	34,805
	$34,805	$(148,035)	$2,702,255	$2,589,025
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

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Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$1,832,608	$1,832,608
Interest Rate Contracts (a)	—	94,203	(135,531)	(41,328)
Foreign Exchange Contracts (a)	102,888	—	—	102,888
	$102,888	$94,203	$1,697,077	$1,894,168
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of December 31, 2025, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$30,164	$—	$—	$30,164
Citigroup, Inc.	67,882	—	—	67,882
Morgan Stanley	20,426	(20,426)	—	—
State Street Bank and Trust	28,346	(28,346)	—	—
	$146,818	$(48,772)	$—	$98,046

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$26,197	$(20,426)	$—	$5,771
State Street Bank and Trust	30,458	(28,346)	—	2,112
	$56,655	$(48,772)	$—	$7,883
C.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$160,004,741	$156,407,387
U.S. Treasury Obligations	$10,538,923	$24,927,907
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other

24 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.370%
Next $750 million of such net assets	.345%
Over $1 billion of such net assets	.310%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from January 1, 2025 through September 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.69%.
Effective October 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.67%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $108,424, of which $9,533 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $682, of which $115 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,094, of which $767 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
E.
Ownership of the Fund
At December 31, 2025, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 56% and 13%, respectively.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 25

the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

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Tax Information (Unaudited)
The Fund paid distributions of $2.64 per share from net long-term capital gains during its year ended December 31, 2025.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,784,000 as capital gain dividends for its year ended December 31, 2025.
For corporate shareholders, 4% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2025, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

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Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.

30 |	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2GIB-BFE2025

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	| 31

VS2GIB-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Government Money Market VIP

Contents
3	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
10	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Investment Portfolioas of December 31, 2025

	Principal Amount ($)	Value ($)
Government & Agency Obligations 53.3%
U.S. Government Sponsored Agencies 28.5%
Federal Farm Credit Banks Funding Corp.:
1 day USD SOFR + 0.025%, 3.735% (a), 12/1/2026	1,000,000	1,000,000
1 day USD SOFR + 0.04%, 3.75% (a), 3/1/2027	750,000	750,000
1 day USD SOFR + 0.06%, 3.77% (a), 10/6/2026	1,000,000	1,000,000
1 day USD SOFR + 0.065%, 3.775% (a), 7/30/2026	1,000,000	1,000,000
1 day USD SOFR + 0.07%, 3.78% (a), 8/4/2026	500,000	500,000
1 day USD SOFR + 0.07%, 3.78% (a), 8/26/2026	1,500,000	1,500,000
1 day USD SOFR + 0.1%, 3.81% (a), 1/8/2027	500,000	500,000
1 day USD SOFR + 0.1%, 3.81% (a), 5/27/2027	500,000	500,000
1 day USD SOFR + 0.1%, 3.81% (a), 7/9/2027	750,000	750,000
1 day USD SOFR + 0.115%, 3.825% (a), 7/30/2027	500,000	500,000
1 day USD SOFR + 0.125%, 3.835% (a), 8/18/2027	750,000	750,000
1 day USD SOFR + 0.13%, 3.84% (a), 2/3/2027	1,000,000	1,000,000
1 day USD SOFR + 0.135%, 3.845% (a), 1/8/2027	1,500,000	1,500,000
1 day USD SOFR + 0.135%, 3.845% (a), 10/1/2027	2,000,000	2,000,000
1 day USD SOFR + 0.14%, 3.85% (a), 8/26/2026	500,000	500,000
1 day USD SOFR + 0.145%, 3.855% (a), 9/3/2027	1,500,000	1,500,000
Federal Farm Credit Discount Notes:
3.66% (b), 4/13/2026	500,000	494,886
3.66% (b), 4/29/2026	500,000	494,084
3.67% (b), 2/4/2026	500,000	498,290
3.873% (b), 1/20/2026	1,250,000	1,247,480
Federal Home Loan Banks:
3.589% (b), 5/11/2026	1,500,000	1,480,825
3.593% (b), 4/15/2026	800,000	791,809
	Principal Amount ($)	Value ($)
3.615% (b), 3/18/2026	800,000	793,979
3.63% (b), 3/2/2026	1,500,000	1,491,050
3.71% (a), 6/23/2026	1,500,000	1,500,000
1 day USD SOFR + 0.01%, 3.72% (a), 5/20/2026	750,000	750,000
1 day USD SOFR + 0.01%, 3.72% (a), 6/15/2026	750,000	750,000
1 day USD SOFR + 0.015%, 3.725% (a), 5/1/2026	2,000,000	2,000,000
1 day USD SOFR + 0.015%, 3.725% (a), 6/18/2026	3,500,000	3,500,000
1 day USD SOFR + 0.025%, 3.735% (a), 2/13/2026	1,250,000	1,250,000
1 day USD SOFR + 0.025%, 3.735% (a), 11/25/2026	1,500,000	1,500,000
1 day USD SOFR + 0.03%, 3.74% (a), 2/18/2026	1,000,000	1,000,000
1 day USD SOFR + 0.03%, 3.74% (a), 3/3/2026	1,000,000	1,000,000
1 day USD SOFR + 0.065%, 3.775% (a), 8/12/2026	750,000	750,000
1 day USD SOFR + 0.09%, 3.8% (a), 3/30/2027	1,250,000	1,250,000
1 day USD SOFR + 0.12%, 3.83% (a), 4/9/2027	500,000	500,000
1 day USD SOFR + 0.17%, 3.88% (a), 9/22/2027	1,000,000	1,000,000
4.01% (b), 1/6/2026	2,500,000	2,498,627
Federal Home Loan Mortgage Corp.:
3.731% (b), 1/30/2026	3,000,000	2,991,107
1 day USD SOFR + 0.095%, 3.805% (a), 5/5/2027	500,000	500,000
1 day USD SOFR + 0.1%, 3.81% (a), 2/9/2026	1,500,000	1,500,000
1 day USD SOFR + 0.14%, 3.85% (a), 9/4/2026	300,000	300,000
1 day USD SOFR + 0.14%, 3.85% (a), 10/6/2027	1,500,000	1,500,000
4.01% (b), 1/12/2026	3,000,000	2,996,374
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 3

	Principal Amount ($)	Value ($)
Federal National Mortgage Association:
1 day USD SOFR + 0.1%, 3.81% (a), 6/18/2026	750,000	750,000
1 day USD SOFR + 0.135%, 3.845% (a), 8/21/2026	1,250,000	1,250,000
1 day USD SOFR + 0.14%, 3.85% (a), 9/11/2026	2,125,000	2,125,000
1 day USD SOFR + 0.14%, 3.85% (a), 10/23/2026	500,000	500,000
1 day USD SOFR + 0.14%, 3.85% (a), 12/11/2026	1,000,000	1,000,000
3.873% (b), 1/16/2026	2,000,000	1,996,817
		59,200,328
U.S. Treasury Obligations 24.8%
U.S. Treasury Bills:
3.514% (b), 6/25/2026	2,000,000	1,966,308
3.544% (b), 6/18/2026	2,250,000	2,213,297
3.594% (b), 6/11/2026	2,000,000	1,968,292
3.605% (b), 4/28/2026	2,000,000	1,976,886
3.675% (b), 3/12/2026	2,500,000	2,482,378
3.676% (b), 4/23/2026	2,250,000	2,224,618
3.716% (b), 5/21/2026	2,500,000	2,464,368
3.722% (b), 5/14/2026	2,500,000	2,466,094
3.753% (b), 4/2/2026	2,000,000	1,981,287
3.754% (b), 4/16/2026	2,250,000	2,225,699
3.756% (b), 3/26/2026	3,500,000	3,469,742
3.775% (b), 2/24/2026	2,000,000	1,988,831
3.823% (b), 1/22/2026	1,000,000	997,797
3.863% (b), 1/20/2026	3,000,000	2,993,967
3.911% (b), 1/15/2026	3,000,000	2,995,500
4.004% (b), 1/2/2026	3,000,000	2,999,671
4.035% (b), 3/19/2026	1,000,000	991,487
4.056% (b), 1/22/2026	1,000,000	997,670
4.056% (b), 2/19/2026	1,000,000	994,556
U.S. Treasury Floating Rate Notes:
3 mo. Treasury money market yield + 0.15%, 3.752% (a), 4/30/2026	5,022,000	5,021,912
3 mo. Treasury money market yield + 0.245%, 3.847% (a), 1/31/2026	6,000,000	6,000,906
		51,421,266
Total Government & Agency Obligations (Cost $110,621,594)		110,621,594
	Principal Amount ($)	Value ($)
Repurchase Agreements 46.8%
Citigroup Global Markets, Inc., 3.82%, dated 12/31/2025, to be repurchased at $25,005,306 on 1/2/2026 (c)	25,000,000	25,000,000
JPMorgan Securities, Inc., 3.83%, dated 12/31/2025, to be repurchased at $24,005,107 on 1/2/2026 (d)	24,000,000	24,000,000
Royal Bank of Canada:
3.82%, dated 12/31/2025, to be repurchased at $25,005,306 on 1/2/2026 (e)	25,000,000	25,000,000
3.83%, dated 12/31/2025, to be repurchased at $3,000,638 on 1/2/2026 (f)	3,000,000	3,000,000
Wells Fargo Bank:
3.82%, dated 12/31/2025, to be repurchased at $9,301,974 on 1/2/2026 (g)	9,300,000	9,300,000
3.83%, dated 12/31/2025, to be repurchased at $11,002,341 on 1/2/2026 (h)	11,000,000	11,000,000
Total Repurchase Agreements (Cost $97,300,000)		97,300,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $207,921,594)	100.1	207,921,594
Other Assets and Liabilities, Net	(0.1)	(177,101)
Net Assets	100.0	207,744,493

(a)	Floating rate security. These securities are shown at their current rate as of December 31, 2025.
(b)	Annualized yield at time of purchase; not a coupon rate.
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
25,390,500	U.S. Treasury Notes	2.375–3.75	4/15/2026–4/30/2026	25,500,052

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,588,000	Federal Home Loan Mortgage Corporation	4.608	12/1/2065	1,591,176
23,438,447	Federal National Mortgage Association	1.5–7.0	11/1/2029–12/1/2055	22,888,825
Total Collateral Value				24,480,001

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
65,400	U.S. Treasury Bills	Zero Coupon	2/19/2026–10/29/2026	65,089
2,400	U.S. Treasury Bonds	2.75–4.5	11/15/2039–11/15/2054	1,918
5,333,000	U.S. Treasury Inflation Index Bonds	1.375–2.125	2/15/2041–2/15/2054	5,156,795
89,400	U.S. Treasury Inflation Index Notes	0.5–2.125	1/15/2028–7/15/2034	95,972
15,977,800	U.S. Treasury Notes	3.5–4.5	2/28/2027–8/31/2032	16,322,959
10,462,300	U.S. Treasury Strips	Zero Coupon	2/15/2046–8/15/2048	3,862,683
Total Collateral Value				25,505,416

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,500	U.S. Treasury Bonds	2.25–3.0	5/15/2041–5/15/2049	6,351
177,700	U.S. Treasury Notes	1.625	10/31/2026	175,359
340,246	Federal Home Loan Mortgage Corporation	2.5–7.0	2/1/2050–12/1/2055	360,281
25,107	Federal National Mortgage Association	1.5–7.0	5/1/2031–10/1/2055	24,053
2,477,551	Government National Mortgage Association	2.0–6.5	11/20/2038–12/15/2060	2,494,632
Total Collateral Value				3,060,676

(g)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
13,154,788	U.S. Treasury Bonds	1.75–6.75	8/15/2026–11/15/2053	9,486,000

(h)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
11,207,190	Federal National Mortgage Association	2.0–7.5	8/1/2026–12/1/2055	11,220,000

SOFR: Secured Overnight Financing Rate
STRIPS: Separate Trading of Registered Interest and Principal Securities
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 5

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$110,621,594	$—	$110,621,594
Repurchase Agreements	—	97,300,000	—	97,300,000
Total	$—	$207,921,594	$—	$207,921,594
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in securities, valued at amortized cost	$110,621,594
Repurchase agreements, valued at amortized cost	97,300,000
Cash	21,121
Receivable for Fund shares sold	100,383
Interest receivable	284,595
Other assets	2,989
Total assets	208,330,682
Liabilities
Payable for Fund shares redeemed	144,082
Distributions payable	310,050
Accrued management fee	41,206
Accrued Trustees' fees	2,713
Other accrued expenses and payables	88,138
Total liabilities	586,189
Net assets, at value	$207,744,493
Net Assets Consist of
Distributable earnings (loss)	50,065
Paid-in capital	207,694,428
Net assets, at value	$207,744,493
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($207,744,493 ÷ 207,759,408 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
for the year ended December 31, 2025

Investment Income
Income:
Interest	$9,082,520
Expenses:
Management fee	497,454
Administration fee	205,332
Services to shareholders	3,215
Custodian fee	8,910
Professional fees	52,648
Reports to shareholders	41,842
Trustees' fees and expenses	8,404
Other	33,668
Total expenses	851,473
Net investment income	8,231,047
Net realized gain (loss) from investments	19,474
Net increase (decrease) in net assets resulting from operations	$8,250,521
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 7

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024
Operations:
Net investment income	$8,231,047	$9,952,221
Net realized gain (loss)	19,474	21,770
Net increase (decrease) in net assets resulting from operations	8,250,521	9,973,991
Distributions to shareholders:
Class A	(8,230,973)	(9,952,265)
Fund share transactions:
Class A
Proceeds from shares sold	103,931,188	138,287,449
Reinvestment of distributions	8,290,101	9,999,653
Payments for shares redeemed	(118,997,872)	(219,672,004)
Net increase (decrease) in net assets from Class A share transactions	(6,776,583)	(71,384,902)
Increase (decrease) in net assets	(6,757,035)	(71,363,176)
Net assets at beginning of period	214,501,528	285,864,704
Net assets at end of period	$207,744,493	$214,501,528

Other Information
Class A
Shares outstanding at beginning of period	214,535,991	285,920,893
Shares sold	103,931,188	138,287,449
Shares issued to shareholders in reinvestment of distributions	8,290,101	9,999,653
Shares redeemed	(118,997,872)	(219,672,004)
Net increase (decrease) in Class A shares	(6,776,583)	(71,384,902)
Shares outstanding at end of period	207,759,408	214,535,991
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Financial Highlights
DWS Government Money Market VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.039	.048	.047	.013	.000 *
Net realized gain (loss)	.000 *	.000 *	.000 *	(.000 )*	(.000 )*
Total from investment operations	.039	.048	.047	.013	.000 *
Less distributions from:
Net investment income	(.039 )	(.048 )	(.047 )	(.013 )	(.000 )*
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	3.96	4.92	4.75	1.29 [a]	.01 [a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	215	286	187	197
Ratio of expenses before expense reductions (%)[b]	.40	.40	.39	.40	.42
Ratio of expenses after expense reductions (%)[b]	.40	.40	.39	.32	.06
Ratio of net investment income (%)	3.89	4.80	4.70	1.25	.01

[a]	Total return would have been lower had certain expenses not been reduced.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 9

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities

10 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.
As of December 31, 2025, the Fund held repurchase agreements with a gross value of $97,300,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income	$50,032
At December 31, 2025, the Fund had an aggregate cost of investments for federal income tax purposes of $207,921,594.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income	$8,230,973	$9,952,265
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 11

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.235%
Next $500 million of such net assets	.220%
Next $1.0 billion of such net assets	.205%
Over $2.0 billion of such net assets	.190%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.
For the period from January 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.51%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $205,332, of which $17,009 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $2,546, of which $422 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $494, of which $167 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
C.
Ownership of the Fund
At December 31, 2025, one Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 68%.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.
E.
Money Market Fund Investments and Yield
Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. A sharp rise in interest rates could cause the value of the Fund's investments to decline and impair

12 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

the Fund's ability to maintain a stable $1.00 share price. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low or negative interest rates, the Fund’s yield may approach or fall below zero. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors.  Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates.  Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Money market funds try to minimize interest rate risk by purchasing short-term securities. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government Money Market VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Government Money Market VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

14 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 15

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2024, the Fund’s gross performance (Class A shares) was in the 3rd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to

16 |	Deutsche DWS Variable Series II — DWS Government Money Market VIP

management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). Based on Broadridge data provided as of December 31, 2024, the Board noted that the Fund’s Class A shares total operating expenses were higher than the median (3rd quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2GMM-BFE2025

Deutsche DWS Variable Series II — DWS Government Money Market VIP	| 17

VS2GMM-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS High Income VIP

Contents
3	Investment Portfolio
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Tax Information
24	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolioas of December 31, 2025

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 90.2%
Communication Services 19.4%
Altice Financing SA, REG S, 3.0%, 1/15/2028	EUR	100,000	80,756
Altice France SA:
144A, 4.75%, 10/15/2030	EUR	154,020	170,194
144A, 6.875%, 10/15/2030		154,020	149,367
AMC Networks, Inc.:
144A, 10.25%, 1/15/2029		35,000	36,701
144A, 10.5%, 7/15/2032 (b)		125,000	138,093
Arches Buyer, Inc., 144A, 6.125%, 12/1/2028		95,000	92,672
CCO Holdings LLC:
144A, 4.25%, 2/1/2031		165,000	151,610
144A, 4.5%, 8/15/2030		290,000	273,038
144A, 5.375%, 6/1/2029		548,000	541,818
144A, 6.375%, 9/1/2029		205,000	207,818
Clear Channel Outdoor Holdings, Inc., 144A, 7.75%, 4/15/2028 (b)		85,000	85,063
Cogent Communications Group LLC, 144A, 7.0%, 6/15/2027		215,000	214,921
CommScope LLC, 144A, 4.75%, 9/1/2029		60,000	59,915
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027		120,000	119,730
CSC Holdings LLC, 144A, 4.125%, 12/1/2030		520,000	318,866
DirecTV Financing LLC, 144A, 8.875%, 2/1/2030		250,000	253,138
Discovery Communications LLC, 4.125%, 5/15/2029		225,000	217,438
DISH DBS Corp., 144A, 5.75%, 12/1/2028		190,000	186,533
DISH Network Corp., 144A, 11.75%, 11/15/2027		395,000	411,108
EchoStar Corp.:
6.75%, 11/30/2030, PIK		171,125	175,312
10.75%, 11/30/2029		170,000	187,986
Flash Compute LLC, 144A, 7.25%, 12/31/2030		140,000	138,707
Getty Images, Inc., 144A, 10.5%, 11/15/2030		40,000	40,331
Gray Media, Inc., 144A, 7.25%, 8/15/2033		65,000	66,419
iHeartCommunications, Inc., 144A, 4.75%, 1/15/2028		50,000	45,750
Iliad Holding SAS, 144A, 7.0%, 10/15/2028		200,000	202,487
Level 3 Financing, Inc., 144A, 4.25%, 7/1/2028		185,000	176,675
Match Group Holdings II LLC:
144A, 3.625%, 10/1/2031		240,000	220,222
144A, 4.625%, 6/1/2028		135,000	133,792
	Principal Amount ($)(a)		Value ($)
McGraw-Hill Education, Inc., 144A, 7.375%, 9/1/2031		185,000	195,186
Neptune Bidco U.S., Inc., 144A, 9.29%, 4/15/2029		175,000	175,299
Scripps Escrow II, Inc., 144A, 3.875%, 1/15/2029 (b)		85,000	78,212
Snap, Inc., 144A, 6.875%, 3/1/2033		85,000	88,081
TEGNA, Inc., 4.625%, 3/15/2028		150,000	148,458
Telenet Finance Luxembourg Notes SARL, 144A, 5.5%, 3/1/2028		200,000	198,854
Univision Communications, Inc.:
144A, 8.0%, 8/15/2028		240,000	248,562
144A, 9.375%, 8/1/2032		41,000	44,067
Versant Media Group, Inc., 144A, 7.25%, 1/30/2031		169,000	174,356
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		345,000	339,879
Virgin Media Vendor Financing Notes IV DAC, 144A, 5.0%, 7/15/2028		200,000	196,223
Vodafone Group PLC, 7.0%, 4/4/2079		490,000	519,063
Warnermedia Holdings, Inc.:
Series WI, 4.054%, 3/15/2029		90,000	87,102
5.05%, 3/15/2042		115,000	80,931
Windstream Services LLC:
144A, 7.5%, 10/15/2033		154,000	157,867
144A, 8.25%, 10/1/2031		148,000	155,366
WULF Compute LLC, 144A, 7.75%, 10/15/2030		211,000	217,382
Ziggo BV, 144A, 4.875%, 1/15/2030		200,000	189,046
			8,390,394
Consumer Discretionary 11.7%
American Axle & Manufacturing, Inc., 144A, 7.75%, 10/15/2033		130,000	132,415
Avis Budget Car Rental LLC, 144A, 8.375%, 6/15/2032		82,000	84,673
Avis Budget Finance PLC, REG S, 7.0%, 2/28/2029	EUR	120,000	144,928
BCPE Flavor Debt Merger Sub LLC & BCPE Flavor Issuer, Inc., 144A, 9.5%, 7/1/2032		123,000	117,545
Boyd Gaming Corp., 144A, 4.75%, 6/15/2031		89,000	86,952
Carnival Corp.:
144A, 5.75%, 8/1/2032		210,000	215,519
144A, 5.875%, 6/15/2031		524,000	541,242
Crocs, Inc.:
144A, 4.125%, 8/15/2031		45,000	41,572
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 3

	Principal Amount ($)(a)		Value ($)
144A, 4.25%, 3/15/2029		110,000	106,455
Global Auto Holdings Ltd., 144A, 8.375%, 1/15/2029		200,000	196,500
Lindblad Expeditions LLC, 144A, 7.0%, 9/15/2030		187,000	195,075
Lithia Motors, Inc., 144A, 4.375%, 1/15/2031		200,000	192,216
Michaels Companies, Inc., 144A, 5.25%, 5/1/2028		89,000	85,561
Mohegan Tribal Gaming Authority, 144A, 8.25%, 4/15/2030		125,000	130,300
NCL Corp., Ltd.:
144A, 6.25%, 9/15/2033		209,000	208,912
144A, 6.75%, 2/1/2032		129,000	132,086
Nissan Motor Acceptance Co. LLC:
144A, 1.85%, 9/16/2026		135,000	131,728
144A, 2.75%, 3/9/2028		140,000	133,023
144A, 5.55%, 9/13/2029		110,000	109,611
144A, 6.125%, 9/30/2030		50,000	50,007
Papa John's International, Inc., 144A, 3.875%, 9/15/2029		103,000	97,690
Rakuten Group, Inc.:
REG S, 4.25%, Perpetual	EUR	200,000	227,983
144A, 5.125%, Perpetual (b)		200,000	198,967
Rivers Enterprise Borrower LLC, 144A, 6.625%, 2/1/2033		161,000	164,597
Specialty Building Products Holdings LLC, 144A, 7.75%, 10/15/2029		56,000	54,638
Staples, Inc.:
144A, 10.75%, 9/1/2029		186,000	184,918
144A, 12.75%, 1/15/2030		25,000	20,976
Travel & Leisure Co., 144A, 6.625%, 7/31/2026		210,000	211,470
Voyager Parent LLC, 144A, 9.25%, 7/1/2032		170,000	180,390
Wolverine World Wide, Inc., 144A, 4.0%, 8/15/2029		85,000	78,570
Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/2028		465,000	458,555
ZF North America Capital, Inc., 144A, 6.875%, 4/14/2028		150,000	153,061
			5,068,135
Consumer Staples 1.6%
C&S Group Enterprises LLC, 144A, 5.0%, 12/15/2028		85,000	78,673
Coty, Inc., 144A, 5.6%, 1/15/2031		85,000	85,773
Fiesta Purchaser, Inc., 144A, 9.625%, 9/15/2032		67,000	70,217
HLF Financing SARL LLC, 144A, 4.875%, 6/1/2029 (b)		205,000	192,521
	Principal Amount ($)(a)	Value ($)
KeHE Distributors LLC, 144A, 9.0%, 2/15/2029	110,000	115,467
Viking Baked Goods Acquisition Corp., 144A, 8.625%, 11/1/2031	160,000	160,514
		703,165
Energy 13.8%
Aethon United BR LP, 144A, 7.5%, 10/1/2029	295,000	309,064
Ascent Resources Utica Holdings LLC:
144A, 6.625%, 10/15/2032	316,000	326,305
144A, 6.625%, 7/15/2033	372,000	385,036
Blue Racer Midstream LLC, 144A, 7.25%, 7/15/2032	165,000	175,110
Caturus Energy LLC, 144A, 8.5%, 2/15/2030	80,000	83,316
Civitas Resources, Inc.:
144A, 8.625%, 11/1/2030	40,000	41,922
144A, 8.75%, 7/1/2031	65,000	67,431
144A, 9.625%, 6/15/2033	146,000	157,624
Crescent Energy Finance LLC:
144A, 7.375%, 1/15/2033	90,000	85,406
144A, 7.625%, 4/1/2032	145,000	140,581
Excelerate Energy LP, 144A, 8.0%, 5/15/2030	223,000	235,653
Genesis Energy LP:
8.0%, 5/15/2033	65,000	67,477
8.25%, 1/15/2029	210,000	219,215
Gulfport Energy Operating Corp., 144A, 6.75%, 9/1/2029	186,000	192,079
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	110,000	111,645
Howard Midstream Energy Partners LLC, 144A, 7.375%, 7/15/2032	185,000	195,207
Kinetik Holdings LP, 144A, 6.625%, 12/15/2028	61,000	62,810
Kodiak Gas Services LLC, 144A, 7.25%, 2/15/2029	235,000	244,483
Kraken Oil & Gas Partners LLC, 144A, 7.625%, 8/15/2029	81,000	79,970
Moss Creek Resources Holdings, Inc., 144A, 8.25%, 9/1/2031	68,000	65,110
NGL Energy Operating LLC, 144A, 8.125%, 2/15/2029	110,000	114,176
NuStar Logistics LP, 6.375%, 10/1/2030	370,000	389,424
Seadrill Finance Ltd., 144A, 8.375%, 8/1/2030	200,000	207,991
SM Energy Co., 144A, 7.0%, 8/1/2032	174,000	171,054
Summit Midstream Holdings LLC, 144A, 8.625%, 10/31/2029	102,000	105,769
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)		Value ($)
Sunoco LP:
4.5%, 5/15/2029		85,000	83,450
4.5%, 4/30/2030		230,000	224,601
144A, 7.875%, Perpetual		87,000	89,373
Transocean Aquila Ltd., 144A, 8.0%, 9/30/2028		61,462	62,954
Transocean International Ltd.:
144A, 7.875%, 10/15/2032		152,000	158,749
144A, 8.75%, 2/15/2030		82,500	86,205
Transocean Titan Financing Ltd., 144A, 8.375%, 2/1/2028		16,190	16,535
Venture Global LNG, Inc.:
144A, 7.0%, 1/15/2030 (b)		42,000	40,422
144A, 9.0%, Perpetual		52,000	41,066
144A, 9.5%, 2/1/2029		65,000	67,371
144A, 9.875%, 2/1/2032		210,000	216,945
Venture Global Plaquemines LNG LLC:
144A, 6.5%, 6/15/2034		166,000	169,616
144A, 7.75%, 5/1/2035		340,000	372,284
Vital Energy, Inc.:
144A, 7.875%, 4/15/2032 (b)		85,000	83,749
9.75%, 10/15/2030		45,000	47,224
			5,994,402
Financials 8.4%
Acrisure LLC, 144A, 6.75%, 7/1/2032		214,000	220,443
Alliant Holdings Intermediate LLC:
144A, 4.25%, 10/15/2027		135,000	134,142
144A, 6.5%, 10/1/2031		99,000	102,038
Ardonagh Finco Ltd.:
REG S, 6.875%, 2/15/2031	EUR	145,000	175,631
144A, 6.875%, 2/15/2031	EUR	100,000	121,125
Asurion LLC & Asurion Co- Issuer, Inc., 144A, 8.0%, 12/31/2032		110,000	114,137
Burford Capital Global Finance LLC, 144A, 6.25%, 4/15/2028		200,000	198,916
CrossCountry Intermediate HoldCo LLC:
144A, 6.5%, 10/1/2030		164,000	167,279
144A, 6.75%, 12/1/2032		99,000	100,606
EZCORP, Inc., 144A, 7.375%, 4/1/2032		405,000	429,688
FirstCash, Inc.:
144A, 4.625%, 9/1/2028		150,000	149,038
144A, 6.875%, 3/1/2032		70,000	72,814
Freedom Mortgage Holdings LLC:
144A, 6.875%, 5/1/2031		162,000	162,097
144A, 8.375%, 4/1/2032		39,000	41,054
144A, 9.25%, 2/1/2029		70,000	73,419
goeasy Ltd., 144A, 9.25%, 12/1/2028		115,000	118,247
	Principal Amount ($)(a)	Value ($)
Howden U.K. Refinance PLC, 144A, 7.25%, 2/15/2031	200,000	205,961
Icahn Enterprises LP, 9.75%, 1/15/2029	55,000	54,832
Navient Corp.:
4.875%, 3/15/2028	20,000	19,776
5.0%, 3/15/2027	90,000	90,195
Panther Escrow Issuer LLC, 144A, 7.125%, 6/1/2031	220,000	227,975
PennyMac Financial Services, Inc., 144A, 7.125%, 11/15/2030	165,000	173,453
Starwood Property Trust, Inc.:
144A, (REIT), 5.25%, 10/15/2028	120,000	120,873
144A, (REIT), 6.0%, 4/15/2030	140,000	143,696
144A, (REIT), 6.5%, 10/15/2030 (b)	196,000	204,348
		3,621,783
Health Care 6.2%
1261229 BC Ltd., 144A, 10.0%, 4/15/2032	200,000	208,003
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029	180,000	173,311
Avantor Funding, Inc., 144A, 3.875%, 11/1/2029	110,000	105,188
Bausch Health Americas, Inc., 144A, 8.5%, 1/31/2027	80,000	79,203
Bausch Health Companies, Inc.:
144A, 5.0%, 2/15/2029	50,000	38,500
144A, 11.0%, 9/30/2028	140,000	145,018
Charles River Laboratories International, Inc.:
144A, 3.75%, 3/15/2029	590,000	569,664
144A, 4.0%, 3/15/2031	80,000	75,800
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031	115,000	102,452
144A, 5.25%, 5/15/2030	225,000	211,318
144A, 6.0%, 1/15/2029	65,000	64,982
144A, 6.875%, 4/15/2029	70,000	62,300
Embecta Corp., 144A, 5.0%, 2/15/2030 (b)	85,000	81,236
Genmab A/S, 144A, 6.25%, 12/15/2032	200,000	204,969
LifePoint Health, Inc.:
144A, 5.375%, 1/15/2029	45,000	44,120
144A, 8.375%, 2/15/2032	171,000	185,614
Molina Healthcare, Inc., 144A, 4.375%, 6/15/2028	175,000	172,103
Prime Healthcare Services, Inc., 144A, 9.375%, 9/1/2029	170,000	178,500
		2,702,281
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 5

	Principal Amount ($)(a)		Value ($)
Industrials 5.4%
American Airlines, Inc., 144A, 5.5%, 4/20/2026		45,834	45,899
ATS Corp., 144A, 4.125%, 12/15/2028		220,000	214,595
Enviri Corp., 144A, 5.75%, 7/31/2027		145,000	145,078
FTAI Aviation Investors LLC, 144A, 7.0%, 5/1/2031		110,000	115,840
Hillenbrand, Inc., 3.75%, 3/1/2031		455,000	455,807
JetBlue Airways Corp., 144A, 9.875%, 9/20/2031		60,000	60,448
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		155,000	142,600
Stena International SA, 144A, 7.25%, 1/15/2031		400,000	407,762
Synergy Infrastructure Holdings LLC, 144A, 7.875%, 12/1/2030		107,000	110,929
TransDigm, Inc., 144A, 6.375%, 5/31/2033		405,000	415,581
Velocity Vehicle Group LLC, 144A, 8.0%, 6/1/2029		45,000	42,752
Wabash National Corp., 144A, 4.5%, 10/15/2028		60,000	56,118
Williams Scotsman, Inc., 144A, 4.625%, 8/15/2028		140,000	139,571
			2,352,980
Information Technology 3.7%
ams-OSRAM AG, REG S, 10.5%, 3/30/2029	EUR	100,000	122,373
Cloud Software Group, Inc.:
144A, 8.25%, 6/30/2032		100,000	104,504
144A, 9.0%, 9/30/2029		315,000	328,076
CoreWeave, Inc., 144A, 9.25%, 6/1/2030		104,000	96,696
EquipmentShare.com, Inc.:
144A, 8.0%, 3/15/2033		85,000	89,164
144A, 8.625%, 5/15/2032		100,000	105,627
Insight Enterprises, Inc., 144A, 6.625%, 5/15/2032		142,000	145,976
McAfee Corp., 144A, 7.375%, 2/15/2030 (b)		135,000	117,731
Playtika Holding Corp., 144A, 4.25%, 3/15/2029		155,000	138,998
Rocket Software, Inc., 144A, 6.5%, 2/15/2029		85,000	83,298
UKG, Inc., 144A, 6.875%, 2/1/2031		95,000	97,585
Unisys Corp., 144A, 10.625%, 1/15/2031 (b)		70,000	71,591
Viasat, Inc., 144A, 6.5%, 7/15/2028		120,000	116,670
			1,618,289
	Principal Amount ($)(a)	Value ($)
Materials 11.4%
Alumina Pty. Ltd., 144A, 6.375%, 9/15/2032	239,000	248,184
Ashland, Inc., 144A, 3.375%, 9/1/2031	706,000	645,779
Avient Corp., 144A, 6.25%, 11/1/2031	242,000	248,741
Axalta Coating Systems LLC, 144A, 3.375%, 2/15/2029	150,000	144,190
Calderys Financing LLC, 144A, 11.25%, 6/1/2028	120,000	127,422
Celanese U.S. Holdings LLC, 6.85%, 11/15/2028	128,000	133,907
Champion Iron Canada, Inc., 144A, 7.875%, 7/15/2032	179,000	190,035
Cleveland-Cliffs, Inc.:
144A, 4.875%, 3/1/2031	46,000	44,137
144A, 6.875%, 11/1/2029	60,000	62,143
Element Solutions, Inc., 144A, 3.875%, 9/1/2028	480,000	469,175
First Quantum Minerals Ltd.:
144A, 7.25%, 2/15/2034	200,000	210,261
144A, 8.0%, 3/1/2033	200,000	213,589
FMC Corp., 8.45%, 11/1/2055	55,000	43,533
Fortescue Treasury Pty. Ltd., 144A, 4.375%, 4/1/2031	45,000	43,521
HB Fuller Co., 4.25%, 10/15/2028	32,000	31,662
IAMGOLD Corp., 144A, 5.75%, 10/15/2028	335,000	333,142
Iris Holding, Inc., 144A, 10.0%, 12/15/2028	60,000	54,238
Kaiser Aluminum Corp., 144A, 4.5%, 6/1/2031	135,000	130,427
LABL, Inc., 144A, 9.5%, 11/1/2028	80,000	50,478
Mineral Resources Ltd.:
144A, 7.0%, 4/1/2031	155,000	161,635
144A, 8.0%, 11/1/2027	65,000	66,384
New Gold, Inc., 144A, 6.875%, 4/1/2032	103,000	109,308
Novelis Corp., 144A, 4.75%, 1/30/2030	245,000	236,670
Olin Corp.:
5.0%, 2/1/2030 (b)	190,000	186,821
144A, 6.625%, 4/1/2033	92,000	91,307
Olympus Water U.S. Holding Corp., 144A, 7.25%, 2/15/2033	384,000	385,897
SCIH Salt Holdings, Inc., 144A, 4.875%, 5/1/2028	145,000	145,035
Trident TPI Holdings, Inc., 144A, 12.75%, 12/31/2028	60,000	61,477
Tronox, Inc., 144A, 4.625%, 3/15/2029 (b)	70,000	49,004
		4,918,102
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
Real Estate 4.7%
Iron Mountain, Inc.:
144A, (REIT), 4.5%, 2/15/2031	115,000	109,625
144A, (REIT), 5.25%, 7/15/2030	245,000	242,037
MPT Operating Partnership LP:
(REIT), 4.625%, 8/1/2029	50,000	41,889
144A, (REIT), 8.5%, 2/15/2032	135,000	144,171
Park Intermediate Holdings LLC, 144A, (REIT), 4.875%, 5/15/2029	435,000	424,770
Rithm Capital Corp.:
144A, (REIT), 8.0%, 4/1/2029	75,000	77,003
144A, (REIT), 8.0%, 7/15/2030	129,000	131,923
Service Properties Trust, 144A, (REIT), Zero Coupon , 9/30/2028	248,000	224,107
Uniti Group LP, 144A, (REIT), 6.5%, 2/15/2029	95,000	91,230
XHR LP, 144A, (REIT), 4.875%, 6/1/2029	530,000	522,549
		2,009,304
Utilities 3.9%
Alpha Generation LLC, 144A, 6.25%, 1/15/2034	691,000	697,203
Electricite de France SA, 144A, 9.125%, Perpetual	200,000	232,591
NRG Energy, Inc., 144A, 3.625%, 2/15/2031	70,000	65,414
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	205,000	202,188
TransAlta Corp., 5.875%, 2/1/2034	125,000	125,864
Vistra Corp., 144A, 7.0%, Perpetual	240,000	244,191
VoltaGrid LLC, 144A, 7.375%, 11/1/2030	119,000	117,899
		1,685,350
Total Corporate Bonds (Cost $38,413,824)		39,064,185
Convertible Bonds 1.1%
Utilities
XPLR Infrastructure LP, 144A, 2.5%, 6/15/2026 (b) (Cost $457,442)	465,000	456,304
Loan Participations and Assignments 3.2%
Senior Loans (c)
Asurion LLC, Term Loan B3, 1/31/2028 (d)	45,000	44,923
	Principal Amount ($)(a)	Value ($)
Connect Finco SARL, Term Loan B, 1 mo. USD Term SOFR + 4.5%, 8.172%, 9/27/2029	129,670	129,652
CP Atlas Buyer, Inc., Term Loan, 1 mo. USD Term SOFR + 5.25%, 8.966%, 7/8/2030	44,887	43,541
EW Scripps Co., Term Loan B2, 1 mo. USD Term SOFR + 5.75%, 9.6%, 6/30/2028	20,625	20,912
Garda World Security Corp., Term Loan B, 1 mo. USD Term SOFR + 3.0%, 6.75%, 2/1/2029	106,048	106,632
Lumen Technologies, Inc., Term Loan B1, 1 mo. USD Term SOFR + 2.35%, 4.35%, 4/16/2029	566,985	564,824
TransDigm, Inc., Term Loan J, 1 mo. USD Term SOFR + 2.5%, 6.216%, 2/28/2031	214,456	215,503
Windsor Holdings III LLC, Term Loan B, 1 mo. USD Term SOFR + 2.75%, 6.466%, 8/1/2030	245,740	246,624
Total Loan Participations and Assignments (Cost $1,365,240)		1,372,611

	Shares	Value ($)
Exchange-Traded Funds 3.5%
BondBloxx CCC-Rated USD High Yield Corporate Bond ETF	5,000	190,125
iShares Broad USD High Yield Corporate Bond ETF	17,500	654,412
iShares Core S&P 500 ETF	315	215,756
State Street SPDR Portfolio High Yield Bond ETF	10,000	236,700
Xtrackers USD High Yield Corporate Bond ETF (e)	6,000	220,980
Total Exchange-Traded Funds (Cost $1,525,500)		1,517,973
Common Stocks 0.4%
Industrials 0.1%
Quad Graphics, Inc.	287	1,800
Luxco Co., Ltd.* (f)	1,810	31,428
		33,228
Real Estate 0.2%
Crown Castle, Inc. (REIT)	250	22,217
Equity Residential (REIT)	350	22,064
Lamar Advertising Co. A (REIT)	150	18,987
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 7

	Shares	Value ($)
Mid-America Apartment Communities, Inc. (REIT)	150	20,837
Simon Property Group, Inc. (REIT)	120	22,213
		106,318
Utilities 0.1%
Eversource Energy	350	23,565
Pinnacle West Capital Corp.	250	22,175
		45,740
Total Common Stocks (Cost $183,168)		185,286
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (f) (Cost $244,286)	1,100	11,728
Securities Lending Collateral 3.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (g) (h) (Cost $1,651,806)	1,651,806	1,651,806
	Shares	Value ($)
Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 3.77% (g) (Cost $609,984)	609,984	609,984

% of Net Assets		Value ($)
Total Investment Portfolio (Cost $44,451,250)	103.6	44,869,877
Other Assets and Liabilities, Net	(3.6)	(1,552,901)
Net Assets	100.0	43,316,976
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Exchange-Traded Funds 0.5%
Xtrackers USD High Yield Corporate Bond ETF (e)
—	633,441	413,767	1,186	120	949	—	6,000	220,980
Securities Lending Collateral 3.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (g) (h)
3,309,210	—	1,657,404 (i)	—	—	19,319	—	1,651,806	1,651,806
Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 3.77% (g)
813,571	22,387,317	22,590,904	—	—	36,318	—	609,984	609,984
4,122,781	23,020,758	24,662,075	1,186	120	56,586	—	2,267,790	2,482,770

*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $1,593,359, which is 3.7% of net assets.

(c)
Variable or floating rate security. These securities are shown at their current rate as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(d)	All or a portion of the security represents unsettled loan commitments at December 31, 2025 where the rate will be determined at the time of settlement.
(e)	Affiliated fund managed by DBX Advisors LLC.
(f)	Investment was valued using significant unobservable inputs.
(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS High Income VIP

(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.

144A: Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Perpetual: Callable security with no stated maturity date.
PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor's
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor's Depositary Receipt

At December 31, 2025, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	115,969	EUR	99,658	1/30/2026	1,321	State Street Bank and Trust
EUR	65,706	USD	77,360	1/30/2026	29	State Street Bank and Trust
Total unrealized appreciation					1,350

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	870,079	USD	1,006,685	1/30/2026	(17,335)	State Street Bank and Trust
EUR	100,815	USD	117,028	1/30/2026	(1,623)	State Street Bank and Trust
Total unrealized depreciation					(18,958)
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 9

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$39,064,185	$—	$39,064,185
Convertible Bonds	—	456,304	—	456,304
Loan Participations and Assignments	—	1,372,611	—	1,372,611
Exchange-Traded Funds	1,517,973	—	—	1,517,973
Common Stocks
Industrials	1,800	—	31,428	33,228
Real Estate	106,318	—	—	106,318
Utilities	45,740	—	—	45,740
Warrants	—	—	11,728	11,728
Short-Term Investments (a)	2,261,790	—	—	2,261,790
Derivatives (b)
Forward Foreign Currency Contracts	—	1,350	—	1,350
Total	$3,933,621	$40,894,450	$43,156	$44,871,227
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(18,958)	$—	$(18,958)
Total	$—	$(18,958)	$—	$(18,958)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statement of Assets and Liabilities

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $41,968,600) — including $1,593,359 of securities loaned	$42,387,107
Investment in DWS Government & Agency Securities Portfolio (cost $1,651,806)*	1,651,806
Investment in affiliated securities, at value (cost $830,844)	830,964
Cash	2,724
Foreign currency, at value (cost $8,600)	8,957
Receivable for investments sold	341,949
Receivable for investments sold — when-issued securities	274,656
Receivable for Fund shares sold	816
Dividends receivable	1,844
Interest receivable	669,203
Affiliated securities lending income receivable	1,434
Unrealized appreciation on forward foreign currency contracts	1,350
Other assets	654
Total assets	46,173,464
Liabilities
Payable upon return of securities loaned	1,651,806
Payable for investments purchased	619,354
Payable for investments purchased — when-issued securities	275,000
Payable for Fund shares redeemed	172,188
Unrealized depreciation on forward foreign currency contracts	18,958
Accrued management fee	19,261
Accrued Trustees' fees	1,190
Other accrued expenses and payables	98,731
Total liabilities	2,856,488
Net assets, at value	$43,316,976
Net Assets Consist of
Distributable earnings (loss)	(6,014,931)
Paid-in capital	49,331,907
Net assets, at value	$43,316,976
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($43,316,976 ÷ 7,552,543 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$5.74

*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 11

Statement of Operations
for the year ended December 31, 2025

Investment Income
Income:
Interest	$2,823,251
Dividends	123,844
Income distributions from affiliated securities	37,267
Affiliated securities lending income	19,319
Total income	3,003,681
Expenses:
Management fee	214,102
Administration fee	41,536
Services to shareholders	557
Custodian fee	6,531
Audit fee	68,429
Legal fees	12,725
Tax fees	5,969
Reports to shareholders	26,747
Trustees' fees and expenses	2,545
Proxy fees	15,547
Other	7,478
Total expenses before expense reductions	402,166
Expense reductions	(87,617)
Total expenses after expense reductions	314,549
Net investment income	2,689,132
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated investments	1,186
Sale of non-affiliated investments	30,089
Forward foreign currency contracts	(57,117)
Foreign currency	3,806
(22,036)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	120
Non-affiliated investments	1,014,077
Forward foreign currency contracts	(79,213)
Foreign currency	2,114
937,098
Net gain (loss)	915,062
Net increase (decrease) in net assets resulting from operations	$3,604,194
The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series II — DWS High Income VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024*
Operations:
Net investment income	$2,689,132	$2,702,570
Net realized gain (loss)	(22,036)	337,163
Change in net unrealized appreciation (depreciation)	937,098	(94,950)
Net increase (decrease) in net assets resulting from operations	3,604,194	2,944,783
Distributions to shareholders:
Class A	(2,966,588)	(2,534,195)
Class B	—	(30,889)
Total distributions	(2,966,588)	(2,565,084)
Fund share transactions:
Class A
Proceeds from shares sold	3,049,520	2,141,979
Reinvestment of distributions	2,966,588	2,534,195
Payments for shares redeemed	(6,111,496)	(5,481,571)
Net increase (decrease) in net assets from Class A share transactions	(95,388)	(805,397)
Class B
Proceeds from shares sold	—	56,014
Reinvestment of distributions	—	30,889
Payments for shares redeemed	—	(864,919)
Net increase (decrease) in net assets from Class B share transactions	—	(778,016)
Increase (decrease) in net assets	542,218	(1,203,714)
Net assets at beginning of period	42,774,758	43,978,472
Net assets at end of period	$43,316,976	$42,774,758

Other Information
Class A
Shares outstanding at beginning of period	7,542,140	7,664,032
Shares sold	541,241	382,038
Shares issued to shareholders in reinvestment of distributions	556,583	478,150
Shares redeemed	(1,087,421)	(982,080)
Net increase (decrease) in Class A shares	10,403	(121,892)
Shares outstanding at end of period	7,552,543	7,542,140
Class B
Shares outstanding at beginning of period	—	141,411
Shares sold	—	9,924
Shares issued to shareholders in reinvestment of distributions	—	5,795
Shares redeemed	—	(157,130)
Net increase (decrease) in Class B shares	—	(141,411)
Shares outstanding at end of period	—	—

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	| 13

Financial Highlights
DWS High Income VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$5.67	$5.63	$5.34	$6.18	$6.23
Income (loss) from investment operations:
Net investment income[a]	.35	.35	.33	.27	.27
Net realized and unrealized gain (loss)	.13	.03	.25	(.81 )	(.03 )
Total from investment operations	.48	.38	.58	(.54 )	.24
Less distributions from:
Net investment income	(.41 )	(.34 )	(.29 )	(.30 )	(.29 )
Net asset value, end of period	$5.74	$5.67	$5.63	$5.34	$6.18
Total Return (%)[b]	8.94	7.14	11.34	(8.88)	4.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	43	43	41	51
Ratio of expenses before expense reductions (%)[c]	.94	.91	.90	.90	.84
Ratio of expenses after expense reductions (%)[c]	.73	.70	.70	.71	.71
Ratio of net investment income (%)	6.28	6.27	6.07	4.82	4.32
Portfolio turnover rate (%)	154	143	62	45	56

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

14 |	Deutsche DWS Variable Series II — DWS High Income VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or

Deutsche DWS Variable Series II — DWS High Income VIP	| 15

broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return

16 |	Deutsche DWS Variable Series II — DWS High Income VIP

borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,232,761	$—	$—	$—	$1,232,761
Convertible Bonds	419,045	—	—	—	419,045
Total Borrowings	$1,651,806	$—	$—	$—	$1,651,806
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$1,651,806
When-Issued and Delayed-Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued and delayed-delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
At December 31, 2025, the Fund had net tax basis capital loss carryforwards of $8,939,720, including short-term losses ($719,871) and long-term losses ($8,219,849), which may be applied against realized net taxable capital gains indefinitely.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche DWS Variable Series II — DWS High Income VIP	| 17

At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,544,055
Capital loss carryforwards	$(8,939,720)
Net unrealized appreciation (depreciation) on investments	$380,128
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $44,489,749. The net unrealized appreciation for all investments based on tax cost was $380,128. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $980,938 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $600,810.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$2,966,588	$2,565,084

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.
B.
Derivative Instruments
A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2025, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of December 31, 2025, is included in the table following the Fund’s Investment Portfolio. For the year ended December 31, 2025, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $951,000 to $3,487,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $505,000.

18 |	Deutsche DWS Variable Series II — DWS High Income VIP

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2025 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$1,350
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$(18,958)
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2025 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$(57,117)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$(79,213)
The above derivative is located in the following Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of December 31, 2025, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$1,350	$(1,350)	$—	$—

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$18,958	$(1,350)	$—	$17,608

Deutsche DWS Variable Series II — DWS High Income VIP	| 19

C.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$65,020,449	$65,792,812
U.S. Treasury Obligations	$—	$38,011
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.500%
Next $750 million of such net assets	.470%
Next $1.5 billion of such net assets	.450%
Next $2.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Over $12.5 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.
For the period from January 1, 2025 through April 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.69%.
Effective May 1, 2025 through April 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.70%.
For the year ended December 31, 2025, fees waived and/or expenses reimbursed for Class A are $87,617.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $41,536, of which $3,552 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $403, of which $68 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $794, of which $301 is unpaid.

20 |	Deutsche DWS Variable Series II — DWS High Income VIP

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
E.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.
Ownership of the Fund
At December 31, 2025, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 89% and 10%, respectively.
G.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

Deutsche DWS Variable Series II — DWS High Income VIP	| 21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS High Income VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

22 |	Deutsche DWS Variable Series II — DWS High Income VIP

Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS High Income VIP	| 23

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

24 |	Deutsche DWS Variable Series II — DWS High Income VIP

Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.

Deutsche DWS Variable Series II — DWS High Income VIP	| 25

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2HI-BFE2025

26 |	Deutsche DWS Variable Series II — DWS High Income VIP

VS2HI-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS International Opportunities VIP
(formerly DWS International Growth VIP)

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 98.7%
Canada 5.6%
Agnico Eagle Mines Ltd.	2,596	440,236
Brookfield Corp.	15,516	712,410
Shopify, Inc. "A"*	750	120,760
(Cost $345,352)		1,273,406
China 5.1%
ANTA Sports Products Ltd.	9,400	97,150
BYD Co., Ltd. "H"	8,000	96,679
Ping An Insurance Group Co. of China Ltd. "H"	46,500	388,518
Tencent Holdings Ltd.	7,600	584,465
(Cost $847,954)		1,166,812
Denmark 0.8%
Novo Nordisk A/S "B" (Cost $302,822)	3,496	177,998
Finland 0.7%
Amer Sports, Inc.* (a) (Cost $75,114)	4,171	155,787
France 13.7%
Air Liquide SA	1,542	290,373
Airbus SE	1,469	342,224
Capgemini SE	1,423	238,022
Cie de Saint-Gobain SA	2,813	287,360
LVMH Moet Hennessy Louis Vuitton SE	372	281,497
Safran SA	663	231,828
Schneider Electric SE	1,624	448,845
TotalEnergies SE	7,111	466,142
Vinci SA	3,735	527,023
(Cost $2,160,726)		3,113,314
Germany 13.1%
adidas AG	824	162,492
Allianz SE (Registered)	1,564	714,347
Auto1 Group SE*	5,684	180,400
Brenntag SE	1,534	88,645
Deutsche Boerse AG	2,362	619,008
Deutsche Telekom AG (Registered)	8,085	262,847
MTU Aero Engines AG	309	128,184
SAP SE	2,475	598,640
Siemens Healthineers AG 144A	4,239	222,073
(Cost $1,827,052)		2,976,636
Hong Kong 1.9%
Alibaba Group Holding Ltd.	11,800	216,822
Techtronic Industries Co., Ltd.	19,097	219,932
(Cost $333,592)		436,754
Ireland 2.8%
CRH PLC (a)	940	117,312
	Shares	Value ($)
Experian PLC	5,874	266,311
Kerry Group PLC "A"	2,842	260,144
(Cost $480,939)		643,767
Israel 0.9%
Cellebrite DI Ltd.* (b)	4,683	84,434
Check Point Software Technologies Ltd.* (b)	600	111,336
(Cost $213,985)		195,770
Italy 0.7%
Stevanato Group SpA (a) (Cost $210,469)	7,615	153,214
Japan 4.9%
Daikin Industries Ltd.	1,000	128,353
Fast Retailing Co., Ltd.	790	288,307
Hoya Corp.	2,300	348,920
Keyence Corp.	700	253,381
MISUMI Group, Inc.	5,511	86,175
(Cost $650,206)		1,105,136
Korea 1.6%
Samsung Electronics Co., Ltd.	2,843	235,236
SK Hynix, Inc.	305	136,938
(Cost $231,414)		372,174
Luxembourg 0.7%
Globant SA* (a) (Cost $185,958)	2,477	161,921
Netherlands 8.0%
ABN AMRO Bank NV 144A	2,400	84,028
Adyen NV 144A*	86	138,759
Argenx SE*	129	108,618
ASML Holding NV	631	683,151
BE Semiconductor Industries NV	481	75,367
ING Groep NV	17,623	497,213
NXP Semiconductors NV (b)	457	99,197
Universal Music Group NV	4,983	130,087
(Cost $924,625)		1,816,420
Singapore 4.9%
DBS Group Holdings Ltd.	19,120	838,077
Sea Ltd. (ADR)*	1,327	169,285
Trip.com Group Ltd.	1,550	110,490
(Cost $413,056)		1,117,852
Sweden 3.8%
Assa Abloy AB "B"	8,219	318,408
Spotify Technology SA* (a)	916	531,930
(Cost $366,479)		850,338
Switzerland 9.0%
Alcon AG	1,791	140,981
Lonza Group AG (Registered)	1,061	715,627
Nestle SA (Registered)	3,144	311,617
Roche Holding AG (Genusschein)	827	339,715
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Opportunities VIP	| 3

	Shares	Value ($)
Sandoz Group AG	5,424	393,286
Sportradar Group AG "A"* (b)	5,535	131,567
(Cost $1,184,097)		2,032,793
Taiwan 4.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $259,961)	22,000	1,085,396
United Kingdom 7.9%
AstraZeneca PLC	2,446	454,497
Birkenstock Holding PLC* (a)	1,881	76,933
Halma PLC	4,997	237,968
HSBC Holdings PLC	21,817	344,969
Klarna Group PLC* (a)	1,407	40,676
RELX PLC	6,390	259,128
Rentokil Initial PLC	41,519	249,725
Verisure PLC*	7,403	122,323
(Cost $1,543,519)		1,786,219
United States 6.8%
Brookfield Asset Management Ltd. "A"	3,646	190,993
Ferguson Enterprises, Inc.	827	184,115
Flutter Entertainment PLC* (c)	500	108,559
Marsh & McLennan Companies, Inc.	1,952	362,135
Mastercard, Inc. "A"	393	224,356
NVIDIA Corp.	1,571	292,992
SLB Ltd.	4,540	174,245
(Cost $653,866)		1,537,395
Uruguay 1.0%
MercadoLibre, Inc.* (Cost $168,961)	110	221,569
Total Common Stocks (Cost $13,380,147)		22,380,671
	Shares	Value ($)
Preferred Stocks 0.6%
Germany
Sartorius AG (d) (Cost $105,554)	440	126,687
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (e) (f) (Cost $76,313)	76,313	76,313
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 3.77% (e) (Cost $236,725)	236,725	236,725

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $13,798,739)	100.6	22,820,396
Other Assets and Liabilities, Net	(0.6)	(136,497)
Net Assets	100.0	22,683,899
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (e) (f)
—	76,313 (g)	—	—	—	543	—	76,313	76,313
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 3.77% (e)
528,472	6,113,834	6,405,581	—	—	23,591	—	236,725	236,725
528,472	6,190,147	6,405,581	—	—	24,134	—	313,038	313,038

*	Non-income producing security.
(a)	Listed on the New York Stock Exchange.
(b)	Listed on the NASDAQ Stock Market, Inc.
(c)	Listed on the London Stock Exchange.
(d)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $71,982, which is 0.3% of net assets.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.

144A: Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$1,273,406	$—	$—	$1,273,406
China	—	1,166,812	—	1,166,812
Denmark	—	177,998	—	177,998
Finland	155,787	—	—	155,787
France	—	3,113,314	—	3,113,314
Germany	—	2,976,636	—	2,976,636
Hong Kong	—	436,754	—	436,754
Ireland	117,312	526,455	—	643,767
Israel	195,770	—	—	195,770
Italy	153,214	—	—	153,214
Japan	—	1,105,136	—	1,105,136
Korea	—	372,174	—	372,174
Luxembourg	161,921	—	—	161,921
Netherlands	99,197	1,717,223	—	1,816,420
Singapore	169,285	948,567	—	1,117,852
Sweden	531,930	318,408	—	850,338
Switzerland	131,567	1,901,226	—	2,032,793
Taiwan	—	1,085,396	—	1,085,396
United Kingdom	117,609	1,668,610	—	1,786,219
United States	1,428,836	108,559	—	1,537,395
Uruguay	221,569	—	—	221,569
Preferred Stocks	—	126,687	—	126,687
Short-Term Investments (a)	313,038	—	—	313,038
Total	$5,070,441	$17,749,955	$—	$22,820,396

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Opportunities VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $13,485,701) — including $71,982 of securities loaned	$22,507,358
Investment in DWS Government & Agency Securities Portfolio (cost $76,313)*	76,313
Investment in DWS Central Cash Management Government Fund (cost $236,725)	236,725
Cash	7
Foreign currency, at value (cost $279,502)	278,434
Dividends receivable	10,060
Affiliated securities lending income receivable	23
Foreign taxes recoverable	43,302
Other assets	35
Total assets	23,152,257
Liabilities
Payable upon return of securities loaned	76,313
Payable for investments purchased	298,700
Payable for Fund shares redeemed	6,841
Accrued management fee	5,586
Accrued Trustees' fees	887
Other accrued expenses and payables	80,031
Total liabilities	468,358
Net assets, at value	$22,683,899
Net Assets Consist of
Distributable earnings (loss)	7,785,473
Paid-in capital	14,898,426
Net assets, at value	$22,683,899
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($22,683,899 ÷ 1,180,314 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$19.22

*	Represents collateral on securities loaned.
for the year ended December 31, 2025

Investment Income
Income:
Dividends (net of foreign taxes withheld of $42,899)	$363,268
Income distributions — DWS Central Cash Management Government Fund	23,591
Affiliated securities lending income	543
Total income	387,402
Expenses:
Management fee	131,168
Administration fee	20,522
Services to shareholders	594
Custodian fee	10,383
Audit fee	57,541
Legal fees	13,281
Tax fees	5,969
Reports to shareholders	20,832
Trustees' fees and expenses	1,908
Other	10,685
Total expenses before expense reductions	272,883
Expense reductions	(94,999)
Total expenses after expense reductions	177,884
Net investment income	209,518
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	677,899
Foreign currency	8,400
686,299
Change in net unrealized appreciation (depreciation) on:
Investments	2,618,707
Foreign currency	9,989
2,628,696
Net gain (loss)	3,314,995
Net increase (decrease) in net assets resulting from operations	$3,524,513
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024*
Operations:
Net investment income	$209,518	$191,623
Net realized gain (loss)	686,299	339,156
Change in net unrealized appreciation (depreciation)	2,628,696	1,261,926
Net increase (decrease) in net assets resulting from operations	3,524,513	1,792,705
Distributions to shareholders:
Class A	(189,418)	(246,763)
Class B	—	(289)
Total distributions	(189,418)	(247,052)
Fund share transactions:
Class A
Proceeds from shares sold	3,086,166	1,445,199
Reinvestment of distributions	189,418	246,763
Payments for shares redeemed	(4,100,775)	(3,411,031)
Net increase (decrease) in net assets from Class A share transactions	(825,191)	(1,719,069)
Class B
Proceeds from shares sold	—	461
Reinvestment of distributions	—	289
Payments for shares redeemed	—	(31,413)
Net increase (decrease) in net assets from Class B share transactions	—	(30,663)
Increase (decrease) in net assets	2,509,904	(204,079)
Net assets at beginning of period	20,173,995	20,378,074
Net assets at end of period	$22,683,899	$20,173,995

Other Information
Class A
Shares outstanding at beginning of period	1,236,421	1,346,396
Shares sold	168,134	88,804
Shares issued to shareholders in reinvestment of distributions	11,077	15,930
Shares redeemed	(235,318)	(214,709)
Net increase (decrease) in Class A shares	(56,107)	(109,975)
Shares outstanding at end of period	1,180,314	1,236,421
Class B
Shares outstanding at beginning of period	—	1,903
Shares sold	—	29
Shares issued to shareholders in reinvestment of distributions	—	19
Shares redeemed	—	(1,951)
Net increase (decrease) in Class B shares	—	(1,903)
Shares outstanding at end of period	—	—

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Opportunities VIP	| 7

Financial Highlights
DWS International Opportunities VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$16.32	$15.11	$13.12	$18.80	$17.65
Income (loss) from investment operations:
Net investment income[a]	.18	.15	.18	.11	.08
Net realized and unrealized gain (loss)	2.89	1.25	1.92	(5.45)	1.34
Total from investment operations	3.07	1.40	2.10	(5.34)	1.42
Less distributions from:
Net investment income	(.17 )	(.19 )	(.11 )	(.15 )	(.06 )
Net realized gains	—	—	—	(.19 )	(.21 )
Total distributions	(.17 )	(.19 )	(.11 )	(.34 )	(.27 )
Net asset value, end of period	$19.22	$16.32	$15.11	$13.12	$18.80
Total Return (%)[b]	18.92	9.37	16.04	(28.51)	8.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	20	20	19	22
Ratio of expenses before expense reductions (%)[c]	1.29	1.34	1.35	1.32	1.33
Ratio of expenses after expense reductions (%)[c]	.84	.84	.89	.92	.90
Ratio of net investment income (%)	.99	.94	1.27	.78	.41
Portfolio turnover rate (%)	21	8	13	17	20

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS International Opportunities VIP (formerly DWS International Growth VIP) (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Deutsche DWS Variable Series II — DWS International Opportunities VIP	| 9

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

10 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Preferred Stocks	$76,313	$—	$—	$—	$76,313
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$76,313
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2025, the Fund had net tax basis capital loss carryforwards of $1,410,008, including short-term losses ($1,085,012) and long-term losses ($324,996), which may be applied against realized net taxable capital gains indefinitely.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$207,850
Capital loss carryforwards	$(1,410,008)
Net unrealized appreciation (depreciation) on investments	$8,984,894
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $13,835,733. The net unrealized appreciation for all investments based on tax cost was $8,984,894. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $9,534,162 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $549,268.

Deutsche DWS Variable Series II — DWS International Opportunities VIP	| 11

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$189,418	$247,052

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $4,370,559 and $4,736,226, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.
For the period from January 1, 2025 through April 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) Class A at 0.82%.
Effective May 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.86%.
For the year ended December 31, 2025, fees waived and/or expenses reimbursed for Class A are $94,999.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $20,522, of which $1,854 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $358, of which $60 is unpaid.

12 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $694, of which $117 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2025, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 60% and 30%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

Deutsche DWS Variable Series II — DWS International Opportunities VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS International Opportunities VIP (formerly DWS International Growth VIP):
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS International Opportunities VIP (formerly DWS International Growth VIP) (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

14 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

Tax Information (Unaudited)
For corporate shareholders, 5% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2025, qualified for the dividends received deduction.
The Fund paid foreign taxes of $28,004 and earned $219,453 of foreign source income during the year ended December 31, 2025. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.19 per share as income earned from foreign sources for the year ended December 31, 2025.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series II — DWS International Opportunities VIP	| 15

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Opportunities VIP’s (formerly, DWS International Growth VIP) (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2024.

16 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may

Deutsche DWS Variable Series II — DWS International Opportunities VIP	| 17

have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2IO-BFE2025

18 |	Deutsche DWS Variable Series II — DWS International Opportunities VIP

VS2IO-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Small Mid Cap Growth VIP

Contents
3	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
10	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 99.2%
Communication Services 1.2%
Entertainment 1.2%
Take-Two Interactive Software, Inc.*	2,174	556,609
Consumer Discretionary 10.2%
Automobile Components 0.6%
Gentherm, Inc.*	7,364	267,829
Diversified Consumer Services 0.7%
Bright Horizons Family Solutions, Inc.*	3,398	344,557
Hotels, Restaurants & Leisure 1.9%
Hilton Grand Vacations, Inc.*	12,491	558,972
Wingstop, Inc. (a)	1,500	357,735
		916,707
Household Durables 2.8%
Helen of Troy Ltd.*	1,963	41,714
LGI Homes, Inc.*	3,089	132,703
TopBuild Corp.*	2,873	1,198,587
		1,373,004
Leisure Products 1.4%
YETI Holdings, Inc.*	15,522	685,607
Specialty Retail 2.8%
Burlington Stores, Inc.*	2,883	832,755
Camping World Holdings, Inc. "A"	21,507	209,263
Valvoline, Inc.*	9,900	287,694
		1,329,712
Consumer Staples 2.9%
Consumer Staples Distribution & Retail 2.5%
Casey's General Stores, Inc.	2,171	1,199,933
Food Products 0.4%
Marzetti Co.	1,200	197,304
Energy 2.2%
Oil, Gas & Consumable Fuels 2.2%
Core Natural Resources, Inc.	2,519	222,957
Crescent Energy Co. "A"	6,384	53,562
Expand Energy Corp.	2,543	280,645
Matador Resources Co.	5,100	216,444
Ovintiv, Inc.	7,311	286,518
		1,060,126
Financials 10.7%
Banks 3.2%
Pinnacle Financial Partners, Inc.	5,944	567,117
Synovus Financial Corp.	11,493	575,225
The Bancorp, Inc.*	5,495	371,022
		1,513,364
	Shares	Value ($)
Capital Markets 4.7%
FactSet Research Systems, Inc.	1,036	300,637
Lazard, Inc.	12,317	598,113
LPL Financial Holdings, Inc.	2,100	750,057
Moelis & Co. "A"	9,136	628,009
		2,276,816
Financial Services 0.9%
WEX, Inc.*	2,797	416,697
Insurance 1.9%
Kinsale Capital Group, Inc.	1,900	743,128
Palomar Holdings, Inc.*	1,300	175,188
		918,316
Health Care 22.4%
Biotechnology 11.3%
Apellis Pharmaceuticals, Inc.*	3,951	99,249
Avidity Biosciences, Inc.*	9,700	699,661
Caris Life Sciences, Inc.*	3,928	105,977
Catalyst Pharmaceuticals, Inc.*	7,600	177,384
Celldex Therapeutics, Inc.*	12,600	342,216
CG oncology, Inc.*	4,100	170,232
Halozyme Therapeutics, Inc.*	2,800	188,440
Insmed, Inc.*	5,344	930,070
Kiniksa Pharmaceuticals International PLC*	8,769	361,721
Neurocrine Biosciences, Inc.*	7,085	1,004,866
Rhythm Pharmaceuticals, Inc.*	1,200	128,448
Scholar Rock Holding Corp.*	3,500	154,175
Travere Therapeutics, Inc.*	14,578	557,025
Vaxcyte, Inc.*	3,300	152,262
Vera Therapeutics, Inc.*	7,600	384,864
		5,456,590
Health Care Equipment & Supplies 2.4%
Alphatec Holdings, Inc.*	9,320	196,093
Globus Medical, Inc. "A"*	1,424	124,329
Haemonetics Corp.*	1,353	108,443
Inspire Medical Systems, Inc.*	300	27,669
Lantheus Holdings, Inc.*	3,500	232,925
Masimo Corp.*	727	94,554
Merit Medical Systems, Inc.*	4,200	370,188
		1,154,201
Health Care Providers & Services 6.6%
HealthEquity, Inc.*	4,529	414,902
Molina Healthcare, Inc.*	2,319	402,439
Option Care Health, Inc.*	18,864	601,007
Privia Health Group, Inc.*	8,600	203,906
RadNet, Inc.*	21,477	1,532,384
		3,154,638
Health Care Technology 0.5%
Waystar Holding Corp.*	6,800	222,700
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 3

	Shares	Value ($)
Pharmaceuticals 1.6%
Crinetics Pharmaceuticals, Inc.* (a)	3,500	162,925
EyePoint, Inc.*	5,600	102,312
Ligand Pharmaceuticals, Inc.*	2,672	505,195
		770,432
Industrials 21.8%
Aerospace & Defense 2.0%
HEICO Corp.	2,976	963,004
Building Products 3.8%
Allegion PLC	5,799	923,317
Builders FirstSource, Inc.*	9,106	936,916
		1,860,233
Commercial Services & Supplies 4.2%
MSA Safety, Inc.	2,092	335,013
Tetra Tech, Inc.	14,395	482,808
The Brink's Co.	10,236	1,194,848
		2,012,669
Electrical Equipment 2.7%
Bloom Energy Corp. "A"*	2,600	225,914
Nextpower, Inc. "A"*	8,300	723,013
Thermon Group Holdings, Inc.*	9,149	339,977
		1,288,904
Machinery 1.3%
Chart Industries, Inc.*	1,700	350,591
IDEX Corp.	1,502	267,266
		617,857
Professional Services 3.6%
Broadridge Financial Solutions, Inc.	1,782	397,689
Kforce, Inc.	11,225	347,077
Maximus, Inc.	8,556	738,554
Verra Mobility Corp.*	10,800	242,028
		1,725,348
Trading Companies & Distributors 4.2%
FTAI Aviation Ltd.	2,500	492,125
Rush Enterprises, Inc. "A"	24,885	1,342,297
Titan Machinery, Inc.*	11,743	176,615
		2,011,037
Information Technology 22.4%
Communications Equipment 1.0%
Calix, Inc.*	9,644	510,457
Electronic Equipment, Instruments & Components 4.8%
Advanced Energy Industries, Inc.	7,629	1,597,284
Cognex Corp.	7,873	283,271
Fabrinet*	900	409,752
		2,290,307
	Shares	Value ($)
Semiconductors & Semiconductor Equipment 9.1%
Credo Technology Group Holding Ltd.*	3,300	474,837
Entegris, Inc.	4,821	406,169
FormFactor, Inc.*	7,627	425,434
Impinj, Inc.*	2,530	440,245
Monolithic Power Systems, Inc.	847	767,687
Semtech Corp.*	7,632	562,402
SiTime Corp.*	3,087	1,090,298
Ultra Clean Holdings, Inc.*	8,673	219,687
		4,386,759
Software 6.7%
Clearwater Analytics Holdings, Inc. "A"*	11,700	282,204
Commvault Systems, Inc.*	1,300	162,968
Dynatrace, Inc.*	7,679	332,808
Five9, Inc.*	9,547	191,417
Tenable Holdings, Inc.*	12,141	285,678
Tyler Technologies, Inc.*	2,476	1,123,980
Varonis Systems, Inc.*	21,577	707,726
Workiva, Inc.*	1,358	117,127
		3,203,908
Technology Hardware, Storage & Peripherals 0.8%
IonQ, Inc.* (a)	2,400	107,688
Pure Storage, Inc. "A"*	4,000	268,040
		375,728
Materials 2.7%
Construction Materials 1.9%
Eagle Materials, Inc.	4,401	909,599
Metals & Mining 0.8%
Cleveland-Cliffs, Inc.*	29,787	395,571
Real Estate 2.3%
Diversified REITs 1.0%
Essential Properties Realty Trust, Inc.	16,178	479,840
Industrial REITs 0.7%
EastGroup Properties, Inc.	1,808	322,077
Specialized REITs 0.6%
Four Corners Property Trust, Inc.	13,954	321,779
Utilities 0.4%
Independent Power & Renewable Electricity Producers 0.4%
Hallador Energy Co.*	10,300	196,112
Total Common Stocks (Cost $25,893,686)		47,686,331
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	Shares	Value ($)
Other Investments 0.0%
Health Care 0.0%
Life Sciences Tools & Services 0.0%
OmniAb, Inc. $12.50 Earnout* (b) (c)	1,013	0
OmniAb, Inc. $15.00 Earnout* (b) (c)	1,013	0
Total Other Investments (Cost $0)		0
Rights 0.0%
Health Care
Blueprint Medicines Corp.,* (c) (Cost $1,603)	3,484	1,603
Securities Lending Collateral 0.9%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (d) (e) (Cost $459,425)	459,425	459,425
	Shares	Value ($)
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 3.77% (d) (Cost $540,492)	540,492	540,492

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $26,895,206)	101.2	48,687,851
Other Assets and Liabilities, Net	(1.2)	(599,468)
Net Assets	100.0	48,088,383
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 0.9%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (d) (e)
456,225	3,200 (f)	—	—	—	2,476	—	459,425	459,425
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 3.77% (d)
1,096,015	5,104,734	5,660,257	—	—	49,617	—	540,492	540,492
1,552,240	5,107,934	5,660,257	—	—	52,093	—	999,917	999,917

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $446,397, which is 0.9% of net assets.

(b)
Earnout Shares: Will vest based upon the achievement of certain volume-weighted average trading prices (VWAP) for shares of
OmniAb Inc. Earnout Shares are not transferrable until the vesting condition for the applicable tranche of Earnout Shares has been achieved.

(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 5

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$47,686,331	$—	$—	$47,686,331
Other Investments	—	—	0	0
Rights	—	—	1,603	1,603
Short-Term Investments (a)	999,917	—	—	999,917
Total	$48,686,248	$—	$1,603	$48,687,851

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $25,895,289) — including $446,397 of securities loaned	$47,687,934
Investment in DWS Government & Agency Securities Portfolio (cost $459,425)*	459,425
Investment in DWS Central Cash Management Government Fund (cost $540,492)	540,492
Cash	2,960
Receivable for Fund shares sold	147
Dividends receivable	17,091
Affiliated securities lending income receivable	73
Other assets	690
Total assets	48,708,812
Liabilities
Payable upon return of securities loaned	459,425
Payable for Fund shares redeemed	68,193
Accrued management fee	22,990
Accrued Trustees' fees	760
Other accrued expenses and payables	69,061
Total liabilities	620,429
Net assets, at value	$48,088,383
Net Assets Consist of
Distributable earnings (loss)	25,137,531
Paid-in capital	22,950,852
Net assets, at value	$48,088,383
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($48,088,383 ÷ 3,388,903 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.19

*	Represents collateral on securities loaned.
for the year ended December 31, 2025

Investment Income
Income:
Dividends	$316,483
Income distributions — DWS Central Cash Management Government Fund	49,617
Affiliated securities lending income	2,476
Total income	368,576
Expenses:
Management fee	262,420
Administration fee	46,281
Services to shareholders	908
Custodian fee	1,887
Audit fee	37,618
Legal fees	12,890
Tax fees	5,969
Reports to shareholders	28,156
Trustees' fees and expenses	2,753
Other	7,132
Total expenses	406,014
Net investment income (loss)	(37,438)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,466,628
Change in net unrealized appreciation (depreciation) on investments	318,529
Net gain (loss)	3,785,157
Net increase (decrease) in net assets resulting from operations	$3,747,719
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 7

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024
Operations:
Net investment income (loss)	$(37,438)	$(116,562)
Net realized gain (loss)	3,466,628	3,507,784
Change in net unrealized appreciation (depreciation)	318,529	(682,013)
Net increase (decrease) in net assets resulting from operations	3,747,719	2,709,209
Distributions to shareholders:
Class A	(3,463,980)	(483,065)
Fund share transactions:
Class A
Proceeds from shares sold	975,083	1,304,763
Reinvestment of distributions	3,463,980	483,065
Payments for shares redeemed	(5,832,744)	(7,856,023)
Net increase (decrease) in net assets from Class A share transactions	(1,393,681)	(6,068,195)
Increase (decrease) in net assets	(1,109,942)	(3,842,051)
Net assets at beginning of period	49,198,325	53,040,376
Net assets at end of period	$48,088,383	$49,198,325

Other Information
Class A
Shares outstanding at beginning of period	3,448,681	3,872,116
Shares sold	72,200	92,503
Shares issued to shareholders in reinvestment of distributions	293,309	35,389
Shares redeemed	(425,287)	(551,327)
Net increase (decrease) in Class A shares	(59,778)	(423,435)
Shares outstanding at end of period	3,388,903	3,448,681
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Financial Highlights
DWS Small Mid Cap Growth VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$14.27	$13.70	$11.97	$18.87	$17.43
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01 )	(.03 )	.00 *	(.00 )*	(.06 )
Net realized and unrealized gain (loss)	.96	.73	2.17	(5.10)	2.43
Total from investment operations	.95	.70	2.17	(5.10)	2.37
Less distributions from:
Net investment income	—	—	(.00 )*	—	(.01 )
Net realized gains	(1.03)	(.13 )	(.44 )	(1.80)	(.92 )
Total distributions	(1.03)	(.13 )	(.44 )	(1.80)	(.93 )
Net asset value, end of period	$14.19	$14.27	$13.70	$11.97	$18.87
Total Return (%)	8.11	5.15	18.83 [b]	(28.02)[b]	13.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	49	53	50	75
Ratio of expenses before expense reductions (%)[c]	.85	.83	.85	.83	.78
Ratio of expenses after expense reductions (%)[c]	.85	.83	.84	.81	.78
Ratio of net investment income (loss) (%)	(.08 )	(.22 )	.02	(.02 )	(.33 )
Portfolio turnover rate (%)	11	4	4	11	16

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 9

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 11

As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$459,425	$—	$—	$—	$459,425
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$459,425
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed long-term capital gains	$3,429,512
Net unrealized appreciation (depreciation) on investments	$21,708,020
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $26,979,831. The net unrealized appreciation for all investments based on tax cost was $21,708,020. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $24,564,857 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,856,837.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from long-term capital gains	$3,463,980	$483,065
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $5,029,923 and $8,826,637, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.550%
Next $750 million of such net assets	.525%
Over $1 billion of such net assets	.500%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
For the period January 1, 2025 through September 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.87%.
Effective October 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.85%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $46,281, of which $4,055 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $543, of which $91 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $401, of which $106 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 13

expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2025, one Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 15

Tax Information (Unaudited)
The Fund paid distributions of $1.03 per share from net long-term capital gains during its year ended December 31, 2025.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,800,000 as capital gain dividends for its year ended December 31, 2025.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024. The Board noted the underperformance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and, where needed, the actions being taken to improve performance. The Board observed that the Fund had experienced improved relative

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 17

performance during the first eight months of 2025. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2SMCG-BFE2025

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	| 19

VS2SMCG-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series II
DWS Small Mid Cap Value VIP

Contents
3	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
11	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Tax Information
19	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 100.0%
Communication Services 3.6%
Diversified Telecommunication Services 0.4%
Liberty Global Ltd. "C"*	27,434	302,872
Media 3.2%
EchoStar Corp. "A"*	12,434	1,351,576
National CineMedia, Inc. (a)	83,759	325,822
Omnicom Group, Inc.	12,468	1,006,791
		2,684,189
Consumer Discretionary 10.3%
Broadline Retail 1.2%
Ollie's Bargain Outlet Holdings, Inc.*	9,164	1,004,466
Distributors 1.0%
Gold.com, Inc.	23,469	799,119
Diversified Consumer Services 0.5%
ADT, Inc.	49,321	398,021
Hotels, Restaurants & Leisure 2.2%
Aramark	5,587	205,937
Global Business Travel Group, Inc.* (a)	52,036	398,075
Norwegian Cruise Line Holdings Ltd.*	16,899	377,186
Travel & Leisure Co.	6,682	471,281
Wynn Resorts Ltd.	3,323	399,857
		1,852,336
Leisure Products 1.0%
Hasbro, Inc.	10,137	831,234
Specialty Retail 2.9%
AutoNation, Inc.*	1,963	405,320
Gap, Inc.	37,531	960,794
Group 1 Automotive, Inc.	832	327,226
Penske Automotive Group, Inc.	2,257	357,260
Winmark Corp.	926	374,974
		2,425,574
Textiles, Apparel & Luxury Goods 1.5%
Ralph Lauren Corp.	3,387	1,197,677
Consumer Staples 2.8%
Beverages 0.3%
MGP Ingredients, Inc.	8,857	215,225
Food Products 2.2%
B&G Foods, Inc. (a)	49,704	213,727
Lamb Weston Holdings, Inc.	8,159	341,780
Seaboard Corp.	119	528,934
Simply Good Foods Co.*	11,012	221,121
TreeHouse Foods, Inc.*	22,447	529,525
		1,835,087
	Shares	Value ($)
Personal Care Products 0.3%
Coty, Inc. "A"*	80,265	247,216
Energy 4.2%
Energy Equipment & Services 1.3%
Bristow Group, Inc.*	10,447	382,569
Innovex International, Inc.*	17,003	371,856
Solaris Energy Infrastructure, Inc.	4,189	192,568
Valaris Ltd.*	3,479	175,342
		1,122,335
Oil, Gas & Consumable Fuels 2.9%
Antero Midstream Corp.	51,317	912,929
Permian Resources Corp.	63,546	891,550
Range Resources Corp.	16,118	568,321
		2,372,800
Financials 21.7%
Banks 8.3%
BankUnited, Inc.	15,117	673,765
First BanCorp.	72,426	1,501,391
First Financial Corp.	10,857	655,980
Hancock Whitney Corp.	23,010	1,465,277
Hilltop Holdings, Inc.	15,444	524,169
Triumph Financial, Inc.*	6,942	434,777
UMB Financial Corp.	14,074	1,619,073
		6,874,432
Capital Markets 4.3%
Affiliated Managers Group, Inc.	4,578	1,319,746
Donnelley Financial Solutions, Inc.*	11,855	553,510
Evercore, Inc. "A"	3,083	1,048,991
Invesco Ltd.	23,108	607,047
		3,529,294
Consumer Finance 0.7%
SoFi Technologies, Inc.*	22,633	592,532
Financial Services 4.9%
Affirm Holdings, Inc.*	9,880	735,368
Corebridge Financial, Inc.	17,467	526,979
Enact Holdings, Inc.	15,455	612,636
Essent Group Ltd.	7,068	459,491
MGIC Investment Corp.	23,061	673,843
NMI Holdings, Inc.*	5,790	236,174
Radian Group, Inc.	23,252	836,840
		4,081,331
Insurance 2.5%
Assurant, Inc.	2,930	705,690
Everest Group Ltd.	1,816	616,260
Globe Life, Inc.	1,906	266,573
RLI Corp.	7,756	496,229
		2,084,752
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 3

	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITs) 1.0%
Rithm Capital Corp.	73,386	799,907
Health Care 8.6%
Biotechnology 6.0%
Exact Sciences Corp.*	7,576	769,419
Exelixis, Inc.*	8,966	392,980
Ionis Pharmaceuticals, Inc.*	12,640	999,950
Revolution Medicines, Inc.*	23,715	1,888,900
United Therapeutics Corp.*	1,892	921,877
		4,973,126
Pharmaceuticals 2.6%
Jazz Pharmaceuticals PLC*	7,695	1,308,150
Ligand Pharmaceuticals, Inc.*	4,646	878,419
		2,186,569
Industrials 21.5%
Aerospace & Defense 2.0%
Huntington Ingalls Industries, Inc.	4,827	1,641,518
Air Freight & Logistics 0.5%
Forward Air Corp.*	16,205	405,125
Building Products 2.8%
Advanced Drainage Systems, Inc.	4,704	681,280
Armstrong World Industries, Inc.	4,128	788,861
Owens Corning	7,852	878,718
		2,348,859
Construction & Engineering 4.5%
API Group Corp.*	37,248	1,425,109
MasTec, Inc.*	6,701	1,456,596
Tutor Perini Corp.	12,023	805,781
		3,687,486
Electrical Equipment 5.6%
Acuity, Inc.	3,629	1,306,585
EnerSys	9,311	1,366,389
nVent Electric PLC	7,788	794,143
Sensata Technologies Holding PLC	35,731	1,189,485
		4,656,602
Ground Transportation 0.9%
RXO, Inc.*	24,703	312,246
U-Haul Holding Co.* (a)	8,310	418,907
		731,153
Machinery 0.8%
Worthington Enterprises, Inc.	13,525	697,484
Marine Transportation 0.5%
Kirby Corp.*	3,791	417,692
Passenger Airlines 0.6%
Frontier Group Holdings, Inc.* (a)	105,785	498,247
	Shares	Value ($)
Professional Services 2.9%
Franklin Covey Co.* (a)	15,929	267,289
FTI Consulting, Inc.*	2,456	419,558
ICF International, Inc.	5,923	505,232
Korn Ferry	11,009	726,814
Resolute Holdings Management, Inc.*	1,455	300,356
Willdan Group, Inc.*	2,166	224,527
		2,443,776
Trading Companies & Distributors 0.4%
DNOW, Inc.*	23,714	314,211
Information Technology 9.4%
Communications Equipment 2.1%
Applied Optoelectronics, Inc.*	8,187	285,399
Ciena Corp.*	5,304	1,240,446
Viasat, Inc.*	6,226	214,548
		1,740,393
Electronic Equipment, Instruments & Components 4.0%
Avnet, Inc.	21,894	1,052,663
Coherent Corp.*	3,143	580,103
Itron, Inc.*	9,281	861,834
Powerfleet, Inc. NJ* (a)	46,358	246,625
TD SYNNEX Corp.	3,790	569,372
		3,310,597
Semiconductors & Semiconductor Equipment 0.4%
Cohu, Inc.*	13,301	309,514
Software 2.9%
Bit Digital, Inc.* (a)	166,705	315,073
Core Scientific, Inc.* (a)	24,137	351,435
Hut 8 Corp.*	15,679	720,293
MARA Holdings, Inc.* (a)	28,668	257,439
Riot Platforms, Inc.*	36,617	463,937
SailPoint, Inc.* (a)	16,466	333,107
		2,441,284
Materials 5.7%
Chemicals 1.1%
Avient Corp.	7,792	243,422
RPM International, Inc.	6,533	679,432
		922,854
Containers & Packaging 0.7%
Graphic Packaging Holding Co.	41,499	624,975
Metals & Mining 3.9%
Alpha Metallurgical Resources, Inc.*	1,157	231,261
Constellium SE*	30,865	581,805
Ferroglobe PLC	62,091	288,102
Reliance, Inc.	3,269	944,316
Royal Gold, Inc.	2,449	544,388
Worthington Steel, Inc.	17,523	606,647
		3,196,519
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

	Shares	Value ($)
Real Estate 8.1%
Diversified REITs 1.2%
Alpine Income Property Trust, Inc.	16,329	273,021
Global Net Lease, Inc.	85,963	739,282
		1,012,303
Health Care REITs 2.0%
Healthcare Realty Trust, Inc.	32,924	558,062
Omega Healthcare Investors, Inc.	24,028	1,065,401
		1,623,463
Industrial REITs 1.5%
STAG Industrial, Inc.	33,835	1,243,775
Office REITs 0.4%
BXP, Inc.	4,754	320,800
Specialized REITs 3.0%
Gaming and Leisure Properties, Inc.	31,789	1,420,650
Gladstone Land Corp.	33,425	305,839
PotlatchDeltic Corp.	9,934	395,175
Safehold, Inc.	28,970	396,599
		2,518,263
Utilities 4.1%
Electric Utilities 2.4%
IDACORP, Inc.	8,716	1,103,097
Otter Tail Corp. (a)	5,260	425,061
Portland General Electric Co.	9,933	476,685
		2,004,843
Gas Utilities 1.7%
ONE Gas, Inc.	5,438	420,085
UGI Corp.	25,397	950,610
		1,370,695
Total Common Stocks (Cost $62,626,962)		82,892,525
	Shares	Value ($)
Other Investments 0.0%
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
GCI Liberty, Inc. (Escrow Shares)* (b) (Cost $0)	3,095	0
Securities Lending Collateral 3.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (c) (d) (Cost $2,623,645)	2,623,645	2,623,645
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 3.77% (c) (Cost $338,547)	338,547	338,547

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $65,589,154)	103.6	85,854,717
Other Assets and Liabilities, Net	(3.6)	(2,970,877)
Net Assets	100.0	82,883,840
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 3.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (c) (d)
248,795	2,374,850 (e)	—	—	—	16,655	—	2,623,645	2,623,645
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 3.77% (c)
969,558	9,257,142	9,888,153	—	—	37,938	—	338,547	338,547
1,218,353	11,631,992	9,888,153	—	—	54,593	—	2,962,192	2,962,192

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $3,476,275, which is 4.2% of net assets.

(b)	Investment was valued using significant unobservable inputs.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 5

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $1,019,291.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.

REIT: Real Estate Investment Trust
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$82,892,525	$—	$—	$82,892,525
Other Investments	—	—	0	0
Short-Term Investments (a)	2,962,192	—	—	2,962,192
Total	$85,854,717	$—	$0	$85,854,717

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $62,626,962) — including $3,476,275 of securities loaned	$82,892,525
Investment in DWS Government & Agency Securities Portfolio (cost $2,623,645)*	2,623,645
Investment in DWS Central Cash Management Government Fund (cost $338,547)	338,547
Cash	8,837
Receivable for Fund shares sold	81
Dividends receivable	89,836
Affiliated securities lending income receivable	567
Other assets	1,253
Total assets	85,955,291
Liabilities
Payable upon return of securities loaned	2,623,645
Payable for Fund shares redeemed	324,956
Accrued management fee	49,387
Accrued Trustees' fees	1,643
Other accrued expenses and payables	71,820
Total liabilities	3,071,451
Net assets, at value	$82,883,840
Net Assets Consist of
Distributable earnings (loss)	23,601,532
Paid-in capital	59,282,308
Net assets, at value	$82,883,840
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($68,068,449 ÷ 4,829,874 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.09
Class B
Net Asset Value, offering and redemption price per share ($14,815,391 ÷ 1,049,529 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.12

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $1,019,291.
for the year ended December 31, 2025

Investment Income
Income:
Dividends (net of foreign taxes withheld of $5,215)	$1,065,713
Income distributions — DWS Central Cash Management Government Fund	37,938
Affiliated securities lending income	16,655
Total income	1,120,306
Expenses:
Management fee	509,611
Administration fee	76,050
Services to shareholders	2,554
Record keeping fee (Class B)	17,256
Distribution service fee (Class B)	36,004
Custodian fee	2,727
Professional fees	51,999
Reports to shareholders	26,206
Trustees' fees and expenses	3,488
Other	8,882
Total expenses before expense reductions	734,777
Expense reductions	(38,933)
Total expenses after expense reductions	695,844
Net investment income	424,462
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,061,283
Change in net unrealized appreciation (depreciation) on investments	9,801,946
Net gain (loss)	12,863,229
Net increase (decrease) in net assets resulting from operations	$13,287,691
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 7

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024
Operations:
Net investment income	$424,462	$754,691
Net realized gain (loss)	3,061,283	8,842,504
Change in net unrealized appreciation (depreciation)	9,801,946	(4,617,377)
Net increase (decrease) in net assets resulting from operations	13,287,691	4,979,818
Distributions to shareholders:
Class A	(7,805,150)	(4,075,969)
Class B	(1,742,422)	(924,859)
Total distributions	(9,547,572)	(5,000,828)
Fund share transactions:
Class A
Proceeds from shares sold	2,691,143	3,734,367
Reinvestment of distributions	7,805,150	4,075,969
Payments for shares redeemed	(10,358,290)	(9,883,240)
Net increase (decrease) in net assets from Class A share transactions	138,003	(2,072,904)
Class B
Proceeds from shares sold	1,421,311	974,781
Reinvestment of distributions	1,742,422	924,859
Payments for shares redeemed	(3,637,769)	(4,069,428)
Net increase (decrease) in net assets from Class B share transactions	(474,036)	(2,169,788)
Increase (decrease) in net assets	3,404,086	(4,263,702)
Net assets at beginning of period	79,479,754	83,743,456
Net assets at end of period	$82,883,840	$79,479,754

Other Information
Class A
Shares outstanding at beginning of period	4,696,628	4,830,766
Shares sold	205,932	269,018
Shares issued to shareholders in reinvestment of distributions	714,757	311,143
Shares redeemed	(787,443)	(714,299)
Net increase (decrease) in Class A shares	133,246	(134,138)
Shares outstanding at end of period	4,829,874	4,696,628
Class B
Shares outstanding at beginning of period	1,059,258	1,210,975
Shares sold	109,529	70,947
Shares issued to shareholders in reinvestment of distributions	158,980	70,385
Shares redeemed	(278,238)	(293,049)
Net increase (decrease) in Class B shares	(9,729)	(151,717)
Shares outstanding at end of period	1,049,529	1,059,258
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Financial Highlights
DWS Small Mid Cap Value VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$13.81	$13.86	$12.73	$15.47	$12.00
Income (loss) from investment operations:
Net investment income[a]	.08	.14	.15	.15	.11
Net realized and unrealized gain (loss)	1.93	.68	1.64	(2.57)	3.54
Total from investment operations	2.01	.82	1.79	(2.42)	3.65
Less distributions from:
Net investment income	(.14 )	(.17 )	(.15 )	(.12 )	(.18 )
Net realized gains	(1.59)	(.70 )	(.51 )	(.20 )	—
Total distributions	(1.73)	(.87 )	(.66 )	(.32 )	(.18 )
Net asset value, end of period	$14.09	$13.81	$13.86	$12.73	$15.47
Total Return (%)[b]	18.21	6.21	14.95	(15.80)	30.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	65	67	64	82
Ratio of expenses before expense reductions (%)[c]	.87	.87	.87	.87	.85
Ratio of expenses after expense reductions (%)[c]	.82	.82	.81	.83	.83
Ratio of net investment income (%)	.61	.98	1.16	1.14	.76
Portfolio turnover rate (%)	53	41	28	33	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 9

DWS Small Mid Cap Value VIP — Class B
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$13.81	$13.86	$12.72	$15.46	$11.99
Income (loss) from investment operations:
Net investment income[a]	.03	.08	.10	.10	.06
Net realized and unrealized gain (loss)	1.95	.69	1.66	(2.58)	3.53
Total from investment operations	1.98	.77	1.76	(2.48)	3.59
Less distributions from:
Net investment income	(.08 )	(.12 )	(.11 )	(.06 )	(.12 )
Net realized gains	(1.59)	(.70 )	(.51 )	(.20 )	—
Total distributions	(1.67)	(.82 )	(.62 )	(.26 )	(.12 )
Net asset value, end of period	$14.12	$13.81	$13.86	$12.72	$15.46
Total Return (%)[b]	17.85	5.79	14.59	(16.14)	30.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	15	17	16	21
Ratio of expenses before expense reductions (%)[c]	1.24	1.24	1.24	1.24	1.22
Ratio of expenses after expense reductions (%)[c]	1.19	1.18	1.18	1.20	1.20
Ratio of net investment income (%)	.23	.61	.79	.77	.40
Portfolio turnover rate (%)	53	41	28	33	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to annual rates of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 11

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

12 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$3,642,936	$—	$—	$—	$3,642,936
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$2,623,645
Gross amount of unrecognized liabilities related to non-cash collateral for securities lending transactions:					$1,019,291
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,358,721
Undistributed long-term capital gains	$2,053,607
Net unrealized appreciation (depreciation) on investments	$20,189,204
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $65,665,513. The net unrealized appreciation for all investments based on tax cost was $20,189,204. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,394,393 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,205,189.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$1,041,238	$1,747,975
Distributions from long-term capital gains	$8,506,334	$3,252,853

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 13

unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $41,137,394 and $48,931,379, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.650%
Next $750 million of such net assets	.620%
Next $1.5 billion of such net assets	.600%
Next $2.5 billion of such net assets	.580%
Next $2.5 billion of such net assets	.550%
Next $2.5 billion of such net assets	.540%
Next $2.5 billion of such net assets	.530%
Over $12.5 billion of such net assets	.520%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2025 through April 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.81%
Class B	1.17%
For the period from May 1, 2025 through September 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the

14 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.84%
Class B	1.21%
Effective October 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.80%
Class B	1.17%
For the year ended December 31, 2025, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$30,895
Class B	8,038
$38,933
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $76,050, of which $6,957 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2025
Class A	$991	$167
Class B	833	140
	$1,824	$307
Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2025, the Distribution Service Fee aggregated $36,004, of which $3,192 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $930, of which $321 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 15

D.
Ownership of the Fund
At December 31, 2025, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 63% and 12%, respectively. Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 25%, 19%, 18% and 16%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

16 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Value VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 17

Tax Information (Unaudited)
The Fund paid distributions of $1.53 per share from net long-term capital gains during its year ended December 31, 2025.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,286,000 as capital gain dividends for its year ended December 31, 2025.
For corporate shareholders, 94% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2025, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

18 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024. The Board noted the underperformance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and, where needed, the actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 19

2025. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the

20 |	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS2SMCV-BFE2025

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	| 21

VS2SMCV-NCSRA

(b) The Financial Highlights are included with the Financial Statements under Item 7(a).

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7(a)

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a)

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Item 16.	Controls and Procedures.

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19.	Exhibits

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	2/17/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	2/17/2026

By:	/s/Diane Kenneally Diane Kenneally Principal Financial Officer

Date:	2/17/2026